Exhibit 10.1.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Execution Version

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

between

AMERICAN AIRLINES, INC.

and

MESA AIRLINES, INC.

EFFECTIVE AS OF JANUARY 1, 2021

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Execution Version

TABLE OF CONTENTS

ARTICLE I. DEFINITIONS		2

ARTICLE II. CAPACITY PURCHASE, REVENUES AND OTHER SERVICES		2
2.01	Capacity Purchase	2
2.02	Flight Related Revenues	2
2.03	Non-Revenue Pass Travel	3
2.04	Ground Handling	3

ARTICLE III. USE OF COVERED AIRCRAFT		3
3.01	Use of Covered Aircraft	3
3.02	Spare Aircraft; Substitute Aircraft; Damage to Covered Aircraft	4
3.03	Aircraft Unavailability	6
3.04	Exclusivity	7
3.05	Flight Designator Codes and Codeshare Term	7
3.06	Flight Dispatch	8
3.07	Maintenance of Covered Aircraft	8
3.08	Compliance with Other Terms of Related Agreements	10
3.09	Event of Loss	10

ARTICLE IV. SERVICE STANDARDS, PERFORMANCE MEASUREMENT AND TRAINING		10
4.01	Crews and Other Personnel	10
4.02	Governmental Regulations	10
4.03	Quality of Service	11
4.04	Access and Use of American Systems	13
4.05	Data Security	14
4.06	Processing and Adjudicating Customer or Passenger Complaints	15
4.07	Right to Inspect Aircraft and Service Conditions	15
4.08	Controllable Cancellation Codes and Controllable On Time Departure Codes	16
4.09	Data for Performance Measurements	17
4.10	Catering Products and Catering Services	17

ARTICLE V. SAFETY		17
5.01	Incidents or Accidents	17
5.02	Accident Reports	18
5.03	International Air Transport Association Operational Safety Audit	18
5.04	Emergency Assistance Agreement	18

ARTICLE VI. OTHER OBLIGATIONS OF CONTRACTOR		18
6.01	FAA or DOT Certification Suspension or Revocation	18
6.02	Fuel Efficiency Program	18
6.03	Use of Approved Marks and Copyrights	18
6.04	Ownership and Use of Data	21
6.05	American’s AAdvantage® Program	22
6.06	Periodic Reports	22
6.08	Liquor Licenses for Covered Aircraft	23
6.09	Operation of Covered Aircraft	23
6.11	Review of Insurance Coverage	24
6.12	Average Monthly Utilization	24
6.13	Reduction of Fixed Costs for Schedule Shortfall	25
6.14	Late Reduced Crew Estimates	25

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6.15	Intentionally Omitted	26
6.16	Resource Allocation	26
6.17	Intentionally Omitted	26
6.18	Actions during a Force Majeure Event or Labor Dispute	26

ARTICLE VII. CONTRACTOR’S COMPENSATION		28
7.01	Base and Incentive Payments	28
7.02	Costs and Expenses	28
7.03	Cost Savings	28

ARTICLE VIII. USE OF FACILITIES		28
8.01	Facilities	28
8.02	Conditions of Use for American Facilities	29
8.03	Replacement and Termination of Facilities Use	29
8.04	Facilities Related Insurance	29
8.05	Subleases	30

ARTICLE IX. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS		30
9.01	Contractor’s Representations and Warranties	30
9.02	American Representations and Warranties	31

ARTICLE X. INSURANCE		32
10.01	Minimum Insurance Coverage	32
10.02	Endorsements	33

ARTICLE XI. INDEMNIFICATION		34
11.01	CONTRACTOR’S INDEMNIFICATION OF AMERICAN INDEMNIFIED PARTIES	34
11.02	AMERICAN INDEMNIFICATION OF CONTRACTOR	35
11.03	Procedure for Indemnification Claims	36
11.04	Employer’s Liability and Workers’ Compensation	37

ARTICLE XII. TERM AND TERMINATION		38
12.01	Term	38
12.02	Termination and Withdrawal Rights	38

ARTICLE XIII. INTENTIONALLY OMITTED		44
13.01	Intentionally Omitted	44

ARTICLE XIV. MISCELLANEOUS		45
14.01	Notices	45
14.02	Binding Effect and Assignment	46
14.03	Amendment and Modification	47
14.04	Waiver	47
14.05	Interpretation	47
14.06	Confidentiality and Public Communications	47
14.07	Cooperation with Respect to Reporting	48
14.08	Right of Set-off	48
14.09	Counterparts	49
14.10	Severability	49
14.11	GOVERNING LAW	49
14.12	Entire Agreement; Conflicts with this Agreement; Amendment and Restatement	49
14.13	Remedies Cumulative	50
14.14	Further Assurances	50
14.15	No Third Party Beneficiaries	50
14.16	Relationship of the Parties	51

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14.17	Jurisdiction	51
14.18	WAIVER OF JURY TRIAL	52
14.19	LIMITATION ON DAMAGES	52
14.20	Equitable Remedies	53
14.21	Survival of Certain Obligations	53

SCHEDULES AND EXHIBITS

SCHEDULE 1:	COVERED AIRCRAFT
SCHEDULE 2:	SCHEDULING AND OPERATING RESTRICTIONS ON AIRCRAFT
SCHEDULE 3:	PASS THROUGH COSTS, CONTROLLABLE COSTS AND AMERICAN
ABSORBED EXPENSES
SCHEDULE 4:	FUEL EFFICIENCY PROGRAM
SCHEDULE 5:	COMPENSATION AND BONUSES AND REBATES
SCHEDULE 6:	INTENTIONALLY OMITTED
SCHEDULE 7:	ACCOUNTING AND AUDITING PROCEDURES AND PAYMENT TERMS
SCHEDULE 8:	CONTROLLABLE CANCELLATION CODES
SCHEDULE 9:	CONTROLLABLE ON TIME DEPARTURE CODES
SCHEDULE 10:	INTENTIONALLY OMITTED
SCHEDULE 11:	AMERICAN FACILITIES
SCHEDULE 12:	INTERIOR DESIGN OF COVERED AIRCRAFT (INCLUDING LAYOUT FOR PASSENGER ACCOMMODATION)
SCHEDULE 13:	CABIN INTERIORS PROGRAM COMPONENTS

EXHIBIT A:	DEFINITIONS
EXHIBIT B:	STANDARDS OF SERVICE
EXHIBIT C:	TRAINING
EXHIBIT D:	AMERICAN’S SECURITY POLICIES AND PROCEDURES
EXHIBIT E:	STANDARDS OF FACILITIES USE
EXHIBIT F:	CREW FORECAST TEMPLATE

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Execution Version

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

This AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT (as amended,

modified or supplemented from time to time, this “Agreement”), is dated as of November 19, 2020 and made effective as of January 1, 2021 (the “Effective Date”), between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “American”) and MESA AIRLINES, INC., a Nevada corporation (together with its permitted successors and assigns, “Contractor”).

RECITALS:

WHEREAS, American and Contractor entered into that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001 (as amended, supplemented or otherwise modified prior to the Effective Date, the “Existing CPA”);

WHEREAS, American and Contractor desire to establish the terms by which Contractor will continue to provide Regional Airline Services utilizing certain regional aircraft on behalf of American and the Parties desire to enter into this Agreement to amend and restate the Existing CPA in its entirety on the terms and subject to the conditions set forth herein;

WHEREAS, the Parties are willing to amend and restate the Existing CPA on the terms and subject to the conditions set forth herein (it being understood that the Existing CPA shall govern the relationship between the Parties prior to the Effective Date);

WHEREAS, American holds a certificate of public convenience and necessity issued pursuant to certain federal transportation statutes authorizing it to engage in air transportation of persons, property and mail, and is a major air carrier providing scheduled domestic and international air transportation;

WHEREAS, Contractor holds a certificate of public convenience and necessity issued pursuant to certain federal transportation statutes authorizing it to engage in air transportation of persons, property and mail, and is a regional air carrier providing scheduled domestic air transportation;

WHEREAS, Contractor is willing to provide, on behalf of American under American’s brands, the Regional Airline Services with respect to the Covered Aircraft as set forth herein, and American and Contractor desire to establish the terms by which Contractor will provide such Regional Airline Services;

WHEREAS, American and Contractor have executed that certain Amended and Restated Regional Airline Services Emergency Assistance Agreement dated as of August 6, 2018 (as amended by that certain Amendment No. 1 to Amended and Restated Regional Airline Services Emergency Assistance Agreement dated as of the date hereof, and as further amended, supplemented or otherwise modified in accordance with the provisions thereof, the “Emergency Assistance Agreement”), which forms a part of this Agreement for all purposes; and

WHEREAS, all references to specific Schedules and Exhibits in this Agreement shall be those certain Schedules and Exhibits attached hereto, which shall be deemed incorporated herein by reference and a part of this Agreement for all purposes.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree as follows:

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ARTICLE I. DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

ARTICLE II.

CAPACITY PURCHASE, REVENUES AND OTHER SERVICES

2.01Capacity Purchase. Subject to the terms and conditions of this Agreement and the Related Agreements, American shall purchase during the Term hereof all of the capacity of the Covered Aircraft and Contractor shall provide all of the capacity of each Covered Aircraft. Contractor shall use the Covered Aircraft, solely for, or as directed by, American in connection with Regional Airline Services and any other flights operated by Contractor or any of its Affiliates at the request of American pursuant to the terms of this Agreement and, without limiting the foregoing, in accordance with the following:

(a)Fares, Rules and Seat Inventory. American shall in its sole discretion establish and publish all fares, fare rules, related tariff rules, and other information for all seats on the Covered Aircraft. Contractor shall not publish any fares, fare rules, related tariff rules (other than as prepared or authorized by American), or other information for the Covered Aircraft. In addition, American shall have complete and exclusive control in its sole discretion with respect to the Covered Aircraft relating to all (i) seat inventories, including all positive space and “space available” non-revenue seating, and pass travel policies, subject to Section 2.03 and (ii) revenue management decisions, including pricing, overbooking levels, discount seat levels and allocation of seats among various fare categories.

(b)Flight Schedules. American shall have the right to schedule all CAATS (pursuant to the scheduling procedures set forth in Schedule 2) and Contractor shall operate the Covered Aircraft according to such schedule. Subject to the terms and conditions hereof, American shall in its sole discretion establish and publish all schedules for the Covered Aircraft, including determining the city pairs served, frequencies and timing of scheduled arrivals and departures of Scheduled Flights; provided that, unless otherwise provided for in this Agreement, all such schedules shall be subject to the scheduling procedures set forth in Schedule 2.

(c)Hubs. The operations for each Covered Aircraft shall be principally based at, and each such Covered Aircraft shall operate primarily from the Hubs; provided that at any time, [***] days’ prior Notice to Contractor, American shall have the right and option from time to time to specify that any Covered Aircraft will be principally based or primarily operated by Contractor at any other Hub or an Alternative Hub. In such event, Contractor shall take all action necessary to relocate the Covered Aircraft to such other Hub or Alternative Hub and once any Covered Aircraft has relocated, the term “Hub” as used herein shall include the Alternative Hub at which any Covered Aircraft has been relocated.

2.02Flight Related Revenues. Contractor acknowledges and agrees that American shall be entitled to and shall receive all revenues (including any consideration received from any interline and non-revenue travel agreements) resulting from the sale or issuance of passenger tickets associated with the Covered Aircraft and all other sources of revenue associated with the Covered Aircraft and its use and operation, including revenues relating to (a) any tickets sold under the designator code of a Third Party (such as an American codeshare partner); (b) transportation of cargo or mail; (c) ancillary passenger service charges, including any baggage charges, food, beverage (including revenues relating

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to the sale of beer, wine, liquor or any other alcoholic beverages), unaccompanied minor fees and duty free services; (d) guarantees, incentive payments or cost abatements from Governmental Authorities or other Third Parties in connection with scheduling flights to an airport or locality; (e) ticket change fees; and (f) pass travel and other non-revenue or reduced rate travel charges. All such revenues shall be the sole property of, and shall belong to, American, and if received by Contractor, shall be promptly remitted by Contractor to American. American shall perform all revenue accounting and management functions in connection with all such revenues. The parties hereto acknowledge and agree that all flight related revenue to which American is entitled hereunder (including under this Section 2.02) is independent of the non-exclusive license of Approved Marks set forth in Section 6.03(b) hereof.

2.03Non-Revenue Pass Travel. American shall have the sole right and option to implement and oversee all pass travel and other non-revenue or reduced rate travel on any Scheduled Flight in accordance with its policies and procedures as in effect and adopted by American from time to time, in its sole discretion.

2.04Ground Handling. American shall provide, or arrange for another Person to provide, all ground handling and related services with respect to the operation of the Covered Aircraft, including, but not limited to: (a) all gate and ticket counter check in activities, (b) all baggage handling, (c) all cargo handling, if any, (d) all passenger enplaning/deplaning services, including but not limited to sky cap, if any, and wheel chair services, (e) all aircraft loading/unloading services, including but not limited to airside busing (as necessary), (f) all passenger ticketing, (g) all aircraft cabin cleaning and related cleaning supplies, other than in connection with (i) routine clean-up and straightening between Scheduled Flights and (ii) providing Disinfecting Services, (h) all jet bridge maintenance (where applicable), (i) all security functions, (j) all janitorial services in connection with ground handling and related services with respect to the operation of the Covered Aircraft and (k) all deicing services. In connection therewith, American shall select in its sole discretion any Person to perform such services with respect to the operation of the Covered Aircraft without the consent or approval of Contractor.

ARTICLE III.

USE OF COVERED AIRCRAFT

3.01	Use of Covered Aircraft.

(a)Implementation Date. With respect to the Covered Aircraft under this Agreement as of the Effective Date, Contractor shall make such Covered Aircraft available for operations and the performance of Regional Airline Services on and after the Effective Date as contemplated by this Agreement. For Covered Aircraft added to this Agreement following the Effective Date, Contractor shall make the Covered Aircraft available for operations and the performance of Regional Airline Services at the Hubs as contemplated by this Agreement on or before the Implementation Date as noted on Schedule 1 attached hereto (the “Implementation Date”), unless otherwise Consented to by American and Contractor; it being understood that the date such Covered Aircraft commences providing Regional Airline Services shall be deemed its Implementation Date. The Parties hereto agree that Schedule 1 hereto may be amended or updated from time to time as set forth in this Agreement.

(b)Use for Scheduled Flights. Except as American may otherwise Consent in its sole discretion, the Covered Aircraft (i) may only be used by Contractor to provide Scheduled Flights and (ii) subject to Sections 3.01(c) and 3.01(d), may not be used by Contractor for any other purpose, including flight operations for any other airline or flight operations or activities on

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Contractor’s own behalf. Contractor shall operate international flights as may be scheduled by American in its sole discretion, subject to the operational limitations of the Covered Aircraft and obtaining necessary DOT approvals and required operating authorities and licenses, with the same Base Compensation, Pass Through Costs and other amounts to be paid to Contractor as applicable to domestic Scheduled Flights, and according to the same scheduling requirements as set forth in Schedule 2 hereof that apply to domestic city-pairs (as such scheduling requirements may be adjusted by American in its sole discretion to accommodate an international flight).

(c)Ad Hoc Charter Flights. If requested by American and subject to the terms of such request, Contractor shall use CAATS for charter flights not included in the applicable Final Monthly Schedule for the month of such flight and American shall specify the terms of such use.

(d)Maintenance/Ferry Flights. Contractor shall be entitled to use Covered Aircraft for the purpose of Maintenance/Ferry Flights. [***]

3.02	Spare Aircraft; Substitute Aircraft; Damage to Covered Aircraft.

(a)Spare Aircraft. Contractor shall at all times have available for the operation of Scheduled Flights or any charter flights pursuant to Section 3.01(c) additional CRJ-900 aircraft, in the amount set forth in this Section 3.02(a), which aircraft shall be a substitute, when necessary or required, for any other Covered Aircraft in the event of any operational issues or daily Line Maintenance requirements for any other Covered Aircraft (the “Spare Aircraft”). The number of Spare Aircraft to be designated to provide Scheduled Flights shall be a ratio of [***] Spare Aircraft for every [***] Covered Aircraft, but excluding from the calculation of such ratio any Spare Aircraft then providing Scheduled Flights (i.e., the Covered Aircraft immediately following the [***] Covered Aircraft, as set forth on Schedule 1, will be designated as Spare Aircraft). If the number of Covered Aircraft (excluding any Spare Aircraft) is not a multiple of [***], then American may determine in its reasonable discretion whether any additional Spare Aircraft shall be made available by Contractor; provided, however, that the Parties agree that

(i) if the number of Covered Aircraft is less than [***], then no Spare Aircraft will be designated, (ii) if the number of Covered Aircraft is [***] or more but less than [***], then [***] Spare Aircraft will be designated, (iii) if the number of Covered Aircraft is [***] or more but less than [***], then [***] Spare Aircraft will be designated; and (iv) if the number of Covered Aircraft is [***] or more and less than [***], then [***]) Spare Aircraft will be designated (provided that American, in its sole discretion, may agree to add an additional Spare Aircraft in the event of clause (ii) or (iii)). The Spare Aircraft shall be deemed Covered Aircraft at all times when operating Scheduled Flights or otherwise providing Regional Airline Services hereunder and must (A) be at all times in conformity with the requirements of this Agreement; (B) painted in a livery approved by American; (C) include American’s in-flight materials, in-flight publications, food and beverage products, advertising and paper goods; (D) be in the Interior Design designated by American; it being understood that, without limiting the Cabin Interiors Program and Section 4.03(e)(i), as soon as reasonably possible (but in no event later than [***]) and at all times during the Term thereafter, the Spare Aircraft shall satisfy the Interior Design requirements set forth on Schedule 12 (as such Schedule 12 may be initially provided and then subsequently modified by American in its sole discretion upon Notice to Contractor, in which case Schedule 12 shall automatically be deemed to be amended, modified and restated to reflect such modifications); (E) shall not bear logos, service marks or other symbols of an air carrier other than American; and (F) be in a seat configuration approved by American. The Spare Aircraft shall also be available at American’s request, subject to Contractor’s consent, to operate any other flight as designated by American on behalf of American or any of its Affiliates, and in such case (x)

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Contractor shall receive compensation for [***] and (y) such flight shall count towards any calculation of Controllable On Time Departures and Controllable Completion Rate, in all cases, as if such flight were a Scheduled Flight or any charter flight as otherwise provided in Section 3.01(c) hereof.

(b)Substitute Aircraft. Without limiting Contractor’s obligation to provide Spare Aircraft, in the event that a Covered Aircraft is not available for Regional Airline Services as a direct result of mechanical or service-related issues, Contractor may, upon prior Consent from American, temporarily substitute up to [***] such Covered Aircraft with up to [***] CRJ-900 aircraft (each a “Substitute Aircraft”). To request American’s prior Consent to any Substitute Aircraft, Contractor shall deliver a Notice to American that states the tail number of the Covered Aircraft to be substituted, the serial numbers of the Engines related thereto and the mechanical or service-related issue resulting in the requested substitution. American shall be under no obligation to Consent to such request for a Substitute Aircraft. Criteria that American may consider when determining whether to provide its Consent to a Substitute Aircraft may include the following (all as determined by American in its sole discretion): (i) no interruption of Regional Airline Services shall result from the substitution of such Substitute Aircraft; (ii) the Substitute Aircraft shall be of equal or superior performance capability and characteristics as the Covered Aircraft being substituted (prior to the substituted Covered Aircraft’s mechanical or service-related issue); (iii) [***] (iv) the Substitute Aircraft shall be in the same seat configuration as the Covered Aircraft being substituted; and (v) the Substitute Aircraft shall otherwise meet the requirements of this Agreement. Upon American’s Consent to such Substitute Aircraft, the terms and conditions of this Agreement applicable to the Covered Aircraft being substituted shall apply and be in full force and effect with respect to such Substitute Aircraft, and such Substitute Aircraft shall be deemed a Covered Aircraft at all times while providing Regional Airline Services. If the mechanical or service-related issue giving rise to such substitution is resolved, such Substitute Aircraft shall cease providing Regional Airline Services (once the Covered Aircraft being substituted recommences providing Regional Airline Services). [***]

(c)Damage to Covered Aircraft. Without limiting Section 3.02(a), Section 3.02(b), Section 3.07(c), Section 3.09 or Contractor’s obligations under this Agreement (including its obligation to provide Spare Aircraft as set forth in this Agreement), if a Covered Aircraft is not able to provide Regional Airline Services for a significant period of time as determined by American (the Parties hereby acknowledge that any time period greater than [***] shall be deemed a significant period of time) as a direct result of significant physical damage to such Covered Aircraft that was directly caused by American or an American Agent, then following Contractor’s request the Parties shall meet in good faith and elect one of the following options: (x) an adjustment to the upcoming schedules of Scheduled Flights or (y) Contractor shall substitute such Covered Aircraft with a Substitute Aircraft, in either case pursuant to the terms of this Section 3.02(c). If the Parties, each acting reasonably and in good faith, fail to reach an agreement regarding which of the foregoing options to select within [***] days of such meeting, then American shall select one of the foregoing options in its discretion.

(i)If the option in clause (x) of the foregoing Section 3.02(c) above is selected, then the Parties shall mutually agree upon such adjustments to the Final Monthly Schedule as in effect at such time.

(ii)If the option in clause (y) of the foregoing Section 3.02(c) above is selected, then the Substitute Aircraft shall satisfy all of the criteria set forth in clauses (i) through (v) of Section 3.02(b) and the terms and conditions of this Agreement applicable

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to the damaged Covered Aircraft that is being substituted shall apply and be in full force and effect with respect to such Substitute Aircraft, and such Substitute Aircraft shall be deemed a Covered Aircraft at all times while providing Regional Airline Services. The applicable Substitute Aircraft shall cease providing Regional Airline Services once the Covered Aircraft being substituted recommences providing Regional Airline Services. [***]

(iii)If the applicable damaged Covered Aircraft is not able to provide Regional Airline Services for over [***], then, American may elect to adjust the applicable Final Monthly Schedule [***].

(iv)Upon American’s request, Contractor shall promptly provide information reasonably requested by American regarding the status of the damaged Covered Aircraft, including dates for repairs and when such Covered Aircraft is projected to return to providing Regional Airline Services.

3.03	Aircraft Unavailability.

(a)Other Operator. American shall have the right and option at its sole discretion to cause an operator other than Contractor to operate a Scheduled Flight. If American determines that an operator other than Contractor will operate a Scheduled Flight, then to the extent American is able, it shall use commercially reasonable efforts to provide prior notice to Contractor thereof (but failure to provide such notice shall not prejudice or impact American’s rights under this Agreement and American shall not have any liability for any failure to provide such notice) and Contractor may provide evidence to American, in form and substance satisfactory to American in its sole discretion, of Contractor’s ability to provide such Scheduled Flight.

(b)Compensation. If an operator other than Contractor operates a Scheduled Flight, then Contractor shall not receive any of the compensation from American for such Scheduled Flight (including, but not limited to Block Hours, Flight Hours or departures, or reimbursement of any costs or expenses).

(c)Controllable On Time Departures and/or Controllable Completion Rate. If a Covered Aircraft is not available to operate a Scheduled Flight, and American is able to locate an operator other than Contractor to operate such flight, and that flight is canceled or delayed, then

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that flight shall count as a “Scheduled Flight” for purposes of any calculation of Controllable On Time Departures and/or Controllable Completion Rate as if such flight was provided by Contractor. For the avoidance of doubt, if that flight is not canceled or delayed, then it shall not count towards the calculation of Controllable On Time Departures and/or Controllable Completion Rate.

(d)Remedies. American shall have all applicable remedies, including, without limitation, under any Related Agreement or applicable law, relating to Contractor’s failure to complete a Scheduled Flight.

3.04	Exclusivity.

(a)Restricted Airports. Notwithstanding anything herein to the contrary, subject to Contractor’s existing contractual code share or capacity purchase agreement as in effect on the Effective Date, if Contractor provides regional airline flight services for American pursuant to a capacity purchase or similar arrangement (including this Agreement) for more than [***] aircraft, then Contractor shall not operate more than [***] departures per calendar day (taken on average over a month, but excluding any departures being operated by Contractor as of the Effective Date) for any Third Party into or out of any Hub. One of the Parties may request that both Parties meet (whether in person, telephonically or through other electronic means) to discuss the terms and conditions of this Section 3.04(a) and any desired amendments thereto and the Parties shall make commercially reasonable efforts to meet to discuss promptly following such request.

(b)Contractor Code Flight Restrictions. Notwithstanding anything herein to the contrary, and except as otherwise Consented to by American in its sole discretion, during the Term, Contractor shall not operate any flights under its own flight designator code into or out of any Hub.

3.05	Flight Designator Codes and Codeshare Term.

(a)All Regional Airline Services shall be operated under the name “American Eagle” or such other name, incorporating an Approved Mark, as may be determined by American in its sole discretion and specified by American to Contractor, from time to time.

(b)All Scheduled Flights shall be identified by an “AA*” flight designator code (or such other flight designator codes as may be assigned by American in its sole discretion), as appropriate, in: (i) American, Contractor, and Third Party computer reservations systems, including Internet reservation systems; (ii) American timetables; (iii) airport flight information displays; and

(iv)passenger tickets and like media distributed to or accessed by travel agents, other airlines or the public (all Scheduled Flights that display the “AA*” flight designator code or such other flight designator codes as may be assigned by American from time to time in its sole discretion are referred to herein as “AA Flights”).

(c)To the extent Contractor subsequently discloses or identifies the AA Flights to the public as flights operated by Contractor, Contractor shall do so only in the following ways: (i) a symbol and/or text may be used in timetables and computer reservation systems indicating that AA Flights are operated by Contractor; (ii) to the extent reasonable and necessary, messages on airport flight information displays may identify Contractor as the operator of flights shown as AA Flights; and (iii) in any other manner prescribed and/or required by any laws, rules or regulations of a Governmental Authority.

(d)In all cases, the conditions of carriage with regard to passengers on AA Flights will be between a passenger and American.

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(e)Contractor agrees to operate all Scheduled Flights using the American flight designator code and flight numbers assigned by American, or such other flight designator codes and flight numbers as may be assigned by American (to accommodate, for example, an American codeshare partner). American shall have the exclusive right to determine which other airlines (“Codeshare Airlines”), if any, may place their two-letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Codeshare Airlines with respect thereto. Contractor will cooperate with American and any Codeshare Airlines, as requested by American, with respect thereto (including, without limitation, making necessary governmental filings and entering into reasonably acceptable agreements with such Codeshare Airlines).

3.06Flight Dispatch. Contractor shall be solely responsible for, and American shall have no obligations or duties with respect to, the Dispatch of Scheduled Flights, any charter flights pursuant to Section 3.01(c), any Maintenance/Ferry Flights; provided that Contractor shall coordinate such Dispatch with American’s systems operation control and pursuant to Schedule 2.

3.07	Maintenance of Covered Aircraft.

(a)Generally. Contractor shall cause the Covered Aircraft and Engines to be maintained, inspected, serviced, repaired, overhauled and tested: (i) in accordance with this Agreement and Contractor’s FAA-approved Part 121 maintenance program and (ii) so as to keep the Covered Aircraft and Engines (A) in full conformity with all manufacturers’ manuals, instructions, AD mandatory service bulletins, technical data and recommendations and in airworthy condition under FAA and customary industry practice, (B) in such condition as may be necessary to enable the FAA airworthiness certificate of the Covered Aircraft to be issued and, at all times, maintained in good standing, and (C) in such condition as may be necessary or advisable to enable Contractor to provide the flights as contemplated by this Agreement. Without limiting the generality of this Section 3.07(a), Contractor shall ensure the Covered Aircraft, each Engine and all parts at any time used in connection therewith shall at all times be duly certified as being airworthy in accordance with applicable law. All modifications requested by American or required by an applicable Governmental Authority (other than Heavy Maintenance) shall be scheduled as may be agreed to by the Parties.

(b)Line Maintenance. All Line Maintenance on the Covered Aircraft shall be performed at a maintenance facility or station that is Consented to by American, such Consent not to be unreasonably withheld, conditioned or delayed, from time to time during the Term hereof; it being understood that the initial designations for such maintenance facilities and stations shall be as set forth on Schedule 2.

(c)Heavy Maintenance. Contractor shall deliver Notice to American at least [***] days prior to any Covered Aircraft needing to be removed from providing Regional Airline Services for purposes of accomplishing Heavy Maintenance, and the removal of such Covered Aircraft for Heavy Maintenance shall be subject to American’s prior Consent, which shall not be unreasonably withheld. During the time period that any Covered Aircraft is undergoing Heavy Maintenance, Contractor shall have available a Substitute Aircraft for such Covered Aircraft undergoing Heavy Maintenance, which Substitute Aircraft shall satisfy all of the criteria set forth in clauses (i) through

(v)	of Section 3.02(b).

(d)Covered Aircraft Requirements. Without limiting the foregoing or any other maintenance obligations of Contractor hereunder or under the Related Agreements, Contractor shall comply with the following requirements in connection with the interior and exterior maintenance of the Covered Aircraft:

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(i)Painting Covered Aircraft. Contractor shall repaint each Covered Aircraft (A) on or before such Covered Aircraft’s applicable “Repainting Date” as set forth in Schedule 1 and every [***] years thereafter and (B) from time to time as reasonably requested by American in order to maintain an acceptable exterior appearance or repair damage to the exterior of a Covered Aircraft. Any such repainting request by American shall include American’s required support and changes to the operating schedule to permit Contractor to remove such Covered Aircraft from service to accommodate such repainting. Painting of any Covered Aircraft must be approved in advance by American, which approval shall not be unreasonably withheld.

(ii)Cabin Maintenance and Exterior Cleaning. Without limiting the requirements set forth in Section 4.03(e), with respect to interior cabin maintenance and exterior cleaning of the Covered Aircraft, Contractor shall, [***], comply with the following standards and replacement schedule; provided that such standards and schedule may be amended from time to time by American upon no less than [***] prior Notice to Contractor [***]:

(A)An extensive interior cleaning shall take place every [***] using vendors Consented to in advance by American from time to time, which Consent shall not be unreasonably withheld;

(B)Carpets shall be cleaned every [***] and shall be removed and replaced as necessary;

(C)Seat coverings shall be conditioned every [***] in conjunction with every other extensive interior cleaning and replaced as needed both on the line and in conjunction with every Heavy Maintenance check of the airframe;

(D)Seat bottom cushions shall be replaced at least every [***] and back cushions for seats shall be replaced as needed in conjunction with Heavy Maintenance checks;

(E)The galley and lavatory floor laminate shall be [***]

(F)	The exterior shall be dry washed every [***];
(G)	The exterior of the Engines and the wings shall be dry washed [***];

(H)Contractor shall cause Disinfecting Services to be provided on the Covered Aircraft, promptly following request therefor by American, but in no event more than [***] following such request. Prior to any Disinfecting Services being provided on a Covered Aircraft, the Parties shall mutually approve the type of service to be provided, vendors providing such service, disinfectant materials to be utilized, location where the Disinfecting Service will be provided, and such other details as the Parties may mutually agree.

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(e)In connection with any improvements or modifications to any Covered Aircraft required by an airworthiness directive, Contractor (taken together with its Affiliates) shall not discriminate against such Covered Aircraft with regard to efforts to satisfy the requirements of such airworthiness directives, including the method and date of compliance, and shall satisfy all such requirements, including by using or applying any efforts used or applied by Contractor or its Affiliates with regard to any other aircraft owned or operated by Contractor or any of its Affiliates. In connection with any grounding order which relates to any of the Covered Aircraft, Contractor shall not discriminate against such Covered Aircraft with regard to efforts to satisfy the applicable requirements to lift such grounding order, including using or applying any efforts used or applied by Contractor or its Affiliates with regard to other aircraft owned or operated by Contractor or its Affiliates, and shall satisfy such requirements.

3.08Compliance with Other Terms of Related Agreements. Notwithstanding anything herein to the contrary, Contractor covenants and agrees, at all times, to comply with the terms, requirements and conditions applicable to Contractor set forth in the Related Agreements.

3.09Event of Loss. In the event an Event of Loss has occurred with respect to any Covered Aircraft, then (a) such Covered Aircraft shall no longer be a Covered Aircraft under this Agreement effective as of the date such Event of Loss occurs, (b) the Parties shall use reasonable efforts to negotiate mutually agreeable terms to substitute an aircraft for such Covered Aircraft under this Agreement, and

(c) without limiting American’s and Contractor’s termination rights set forth in Article XII [***] Contractor shall, upon request from American, promptly provide all additional documentation reasonably requested by American with respect to such Event of Loss.

ARTICLE IV.

SERVICE STANDARDS, PERFORMANCE MEASUREMENT AND TRAINING

4.01Crews and Other Personnel. Contractor shall provide all crews (flight and cabin) and maintenance personnel necessary to operate all flights of Covered Aircraft and for all aspects (personnel and other) of Dispatch and operational control of such flights.

4.02Governmental Regulations. Contractor has and shall maintain at all times all FAA, DOT, TSA and other certifications, permits, licenses (including licenses to sell or dispense beer, wine, liquor or any other alcoholic beverages), certificates, exemptions, approvals and plans required by Governmental Authorities necessary to enable Contractor to provide Regional Airline Services, along with any insurance required pursuant to the terms hereof, to maintain the airworthiness of the Covered Aircraft and to operate the Covered Aircraft. All Regional Airline Services and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all laws, rules, requirements and regulations of all applicable Governmental Authorities, including those relating to airport security, the use and transportation of Hazardous Materials and dangerous goods, environmental rules and regulations, crew qualifications, crew training and crew hours, and the carriage of persons with disabilities. To the extent American subsequently elects or is required to include the Covered Aircraft in an EAS Program, Contractor agrees to assist American in its compliance with the program. Without limiting Section 3.07(a), all Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements, Contractor’s own operations manuals and maintenance manuals and procedures, and all applicable equipment manufacturers’ manuals and instructions.

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4.03	Quality of Service.

(a)Procedures and Performance Standards. Without limiting Section 4.03(e) or Section 4.07, at all times, Contractor shall provide Regional Airline Services to American in accordance with the procedures and performance standards approved by American from time to time in its sole discretion and provided to Contractor, including but not limited to those certain Standards of Service set forth in Exhibit B hereto. The Standards of Service set forth in Exhibit B hereto may be amended or changed by American from time to time upon (i) to the extent any such amendment or change may reasonably be expected to result in new or additional training of Contractor’s personnel, [***] prior Notice to Contractor and (ii) for all other amendments or changes, [***] prior Notice to Contractor; provided however that no advance Notice to Contractor is required for American to modify the in-flight service sample in Schedule 1 to Exhibit B or the cabin condition sample in Schedule 2 to Exhibit B each of which may be modified at any time by American in its sole discretion. Contractor shall be responsible for all crew and other employee conduct, appearance and training policies (as set forth on Exhibit C), aircraft cleaning (including the timing thereof so long as the standards are met), Disinfecting Services, standards and adequate staffing levels in order to comply with such procedures and meet such standards, including without limitation in respect of customer complaint response and any handling of irregular operations, all of which shall be handled in a professional, businesslike and courteous manner. Without limiting Section 3.07 or Section 4.03(e), Contractor shall cause its crews to conduct routine clean up and straightening of Covered Aircraft between Scheduled Flights.

(b)Contractor’s Representative Uniforms. Contractor shall require all of its respective personnel and any of its respective Contractor Agents providing Regional Airline Services in job classifications requiring direct public contact to wear uniforms and accessories furnished by Contractor that are of colors and styles approved by American from time to time. Contractor shall not alter or change such uniforms and accessories without the prior written Consent of American. If, after the Effective Date, American determines, in its sole discretion, that such uniforms and accessories should be materially altered or changed, then American shall provide Contractor with Notice of such alterations or changes. In the event that American decides to implement such alterations or changes, Contractor shall implement such alterations or changes.

(c)In Flight Services. Contractor shall comply with the catering requirements set forth on Exhibit B hereto. Contractor shall also coordinate all in-flight services relating to the Regional Airline Services with the in-flight services department of American or any Person designated by American to ensure consistency and quality of Contractor’s in-flight service, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery, and provisioning and usage of passenger amenity kits. Contractor shall sell beer, wine, liquor and any other alcoholic beverages on Scheduled Flights. Contractor agrees that such in-flight sales shall be conducted as directed by American from time to time. Contractor shall implement any suggestions made by American’s in-flight services department. All revenues collected by Contractor for such in-flight services on the Covered Aircraft shall be promptly remitted or provided to American. Contractor must provide Notice to American of any threatened catering related fines or penalties that could result in a liability to American in accordance with Section IV of Schedule 3 within [***] of receipt of such notification and allow for the involvement of American in the resolution process of such issue so that both Parties can work to minimize any fines to American.

(d)Communication of Scheduled Flight Information. Contractor shall provide as promptly as possible to American through ACARS, accurate and timely updates of planned and Actual Departure and arrival times of Scheduled Flights (including updates of irregularities), any

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changes in scheduling of a Scheduled Flight, Dispatch entries, data for textual flight plans, FOQA data (excluding any FOQA data that is not directly or indirectly related to fuel usage on Covered Aircraft), data for textual flight plans, and all other information related thereto as may be requested by American from time to time and as specified by American from time to time; provided that with respect to any FOQA data, Contractor shall not be required to deliver FOQA data to American if such delivery is prohibited by Contractor’s collective bargaining agreements and labor contracts as in effect on the Effective Date.

(e)	Aircraft Livery; Refurbishment and Design Costs.
(i)	Cabin Interiors Program.

(A)Scope of Cabin Interiors Program. Subject to the terms and conditions of this Section 4.03(e), Schedule 13 and as otherwise set forth in this Agreement, Contractor shall, [***], recondition, refurbish, repair, redesign and replace the aircraft cabin interior components for each Covered Aircraft, including but not limited to rear literature pocket attachments, armrests, tray tables, overhead bins, sidewalls and placards as set forth in Schedule 13, in each case such that all cabin interiors are in the form and condition approved of by American in its reasonable discretion (the “Cabin Interiors Program”).

(B)Cabin Interiors Program Schedule. Contractor shall complete each component of the Cabin Interiors Program for each Covered Aircraft, to American’s satisfaction, on or before the applicable Cabin Interiors Program Deadline set forth on Schedule 13. Completion of each component of the Cabin Interiors Program shall be deemed to have occurred upon receipt by Contractor of written acknowledgement from American as to the completion of such component of the Cabin Interiors Program having been performed and concluded to American’s reasonable satisfaction. Contractor acknowledges and agrees that time is of the essence for completion of each milestone in the Cabin Interiors Program.

(ii)	Interior Design.

(A)Interior Design Generally. Without limiting Section 4.03(e)(i) and in addition to the Cabin Interiors Program, as soon as reasonably possible (but in no event later than [***]) and at all times during the Term thereafter, all Covered Aircraft (including Spare Aircraft) shall satisfy the Interior Design requirements set forth on Schedule 12 including the layout for passenger accommodation set forth therein (as such Schedule 12 may be initially provided and then subsequently modified by American in its sole discretion upon Notice to Contractor, in which case Schedule 12 shall automatically be deemed to be amended, modified and restated to reflect such modifications). Without the prior Consent of American (such Consent not to be unreasonably withheld), Contractor may not materially alter the Interior Design of the Covered Aircraft.

(B)Changes to Branding. If American determines that the interior branding of a Covered Aircraft (other than any item addressed by the Cabin Interiors Program) should be altered or changed, then American shall provide Contractor with Notice of such alteration or change and within at least [***] following such Notice, [***] so that American may determine whether to

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implement such alteration or change. In the event that American determines that it shall implement such alteration or change, it shall provide Notice thereof to Contractor and Contractor shall use commercially reasonable efforts to implement such alteration or change no later than [***] following such Notice, unless a longer time period is Consented to by American (acting reasonably under the circumstances) [***].

(iii)Exterior Livery. Contractor shall maintain all Covered Aircraft in an exterior livery Consented to by American as provided below.

(A)Exterior Livery On Effective Date. The Parties acknowledge and agree that, as of the Effective Date, the exterior livery of each Covered Aircraft subject to this Agreement is painted in the colors and design approved by American.

(B)Exterior Livery Changes After Effective Date. If, after the Effective Date, American determines that the exterior livery of a Covered Aircraft should be altered or changed in any material respect, then American shall provide Contractor with Notice of such alterations or changes  and  within  at  least  [***] following such Notice, [***] so that American may determine whether to implement such alterations or changes. In the event that American determines that it shall implement such alterations or changes, it shall provide Notice thereof to Contractor and Contractor shall implement such alterations or changes no later than [***] following the delivery of such Notice [***]

4.04	Access and Use of American Systems.

(a)Systems Access. American may provide Contractor with access to American Systems as determined by American to be necessary or appropriate for Contractor to provide the Regional Airline Services.

(b)Use of Systems. Contractor shall use all American Systems and other systems, including ACARS and FOQA, deemed necessary or appropriate by American for Contractor to provide Regional Airline Services. Neither Contractor nor Contractor Agents shall access or use any American System for any purpose other than to provide Regional Airline Services.

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(c)Systems Support. Contractor shall be responsible for, and shall bear all costs and expenses in connection with, the maintenance and performance of any software and equipment it uses to access or interface with the American Systems at all times. Additionally, American may require Contractor to install and operate certain support programs on Contractor’s equipment that American requires for American’s internal reporting systems, and the allocation of the costs related thereto shall be as set forth in Section I(O) of Schedule 3.

4.05	Data Security.

(a)Safeguards. Where Contractor stores or Processes American Data, Contractor shall and shall cause its Contractor Agents to establish and maintain a secure environment for all American Data and any hardware and software (including servers, network and data components) to be provided or used by Contractor or its Contractor Agents to store or Process American Data. Contractor represents, warrants and covenants that the security measures they take in performance of their obligations under this Agreement are, and will at all times remain, consistent with the following (collectively referred to herein as “Security Best Practices”): (i) the security requirements, obligations, specifications and event reporting procedures set forth in Exhibit D, including, without limitation, the Security Requirements and (ii) any security requirements, obligations, specifications and/or event reporting procedures required by American in writing from time to time. Failure by Contractor to comply with Security Best Practices in fulfilling their obligations hereunder shall constitute a breach of this Agreement.

(b)Notice of Breach. If Contractor or any Contractor Agent discovers or is notified of a breach or potential breach of security relating to the American Data, then Contractor shall immediately (i) provide Notice to American of such breach or potential breach and (ii) if the applicable American Data was in the possession of Contractor or any Contractor Agent at the time of such breach or potential breach, Contractor (A) shall investigate and remediate with American’s assistance the effects of the breach or potential breach (such remediation to include restoring data to the last data back-up) and (B) shall provide American with assurance satisfactory to American that the likelihood of a recurrence of such breach or potential breach has been appropriately reduced. If Contractor breaches this Section 4.05(b), then American shall have the right to require Contractor to reimburse American for actual out of pocket costs and expenses of printing and mailing notification letters required by any law, rule or regulation of a Governmental Authority incurred by American or its Affiliates due to such breach and any credit monitoring services offered by American or any Affiliate in relation to the breach.

(c)Disaster Recovery. The terms and conditions of this Section 4.05(c) shall apply at all times following [***]:

(i)Contractor shall maintain a disaster recovery plan designed to (1) continue all Contractor business operations that are critical to the operation and functionality of, and American’s and authorized users’ access to, the Application, and (2) permit Contractor to comply with this Agreement, in each case, notwithstanding a Crisis (a “Disaster Recovery Plan”). Contractor shall at least [***] per calendar year review, test and modify its Disaster Recovery Plan to ensure it is consistent with the guidelines and standards of the airline industry as such guidelines and standards evolve. Contractor shall provide American with the results of tests Contractor conducts on its Disaster Recovery Plan within [***] of such tests.

(ii)Contractor shall, as part of its Disaster Recovery Plan, host and operate the Application on a mirror system (“Backup Facility”) that (1) is at a hardened data center

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facility in the U.S. that is geographically remote from its Primary Facility, (2) other than location, is otherwise identical in all respects to the Primary Facility, (3) has hardware, software, network connectivity, power supplies, backup generators, and other similar equipment and services that operate independently of the Primary Facility, (4) has fully current backups of all American Data stored at the Primary Facility, and (5) has the ability to provide access to the version of the Application currently in use at the Primary Facility in accordance with this Agreement during a Crisis. Contractor shall operate the Backup Facility in an “active/active” configuration such that, in the event of a Crisis, American’s access to the Application will be uninterrupted.

(iii)In the event of a Crisis, Contractor shall promptly implement its Disaster Recovery Plan. The occurrence of a Crisis does not relieve Contractor of its obligation to implement its Disaster Recovery Plan.

4.06Processing and Adjudicating Customer or Passenger Complaints. American shall process and adjudicate all customer or passenger complaints related to this Agreement and the Regional Airline Services and Contractor shall assist American in processing and adjudicating such customer or passenger complaints in such manner as American may determine. To the extent information regarding the complaint is not requested by American, Contractor may provide information regarding such complaint, but American is under no obligation to consider such information in American’s processing, adjudicating, disposition or handling of such complaint. From time to time at reasonable intervals, as may be subsequently agreed to by the Parties, American shall provide Contractor with an opportunity to review such log entries, and following such review, the Parties shall meet and confer regarding such log entries and the underlying complaints. American shall have complete and exclusive control of the method of processing and adjudicating such customer or passenger complaints and any final disposition or handling of any customer or passenger complaint shall be in American’s sole discretion; provided that if Contractor requests additional information regarding a complaint prior to its final disposition, then American may in its discretion provide additional information (but failure to provide additional information shall not prejudice or impact American’s rights or Contractor’s obligations under this Agreement, and American shall not have any liability for any failure to provide such information).

4.07	Right to Inspect Aircraft and Service Conditions.

(a)Checks. Without limiting Section 4.03(e) and the rights set forth in Schedule 7, American shall have the right and option, in its sole discretion from time to time, to perform quality checks on Contractor’s in-flight service performance for Regional Airline Services (each such check an “Inflight Customer Experience Check”) and the condition of the Covered Aircraft (each such check a “Cabin Condition Compliance Check”) to ensure the service performance of such Covered Aircraft meet the Standards of Service and the aircraft condition standards and actions as required in Section 4.03, Exhibit B and elsewhere in this Agreement and the Related Agreements, and such other service and condition standards that may be developed by American from time to time in its sole discretion in accordance with this Agreement. In performing an Inflight Customer Experience Check or Cabin Condition Compliance Check, American shall use the in-flight service sample described in Schedule 1 to Exhibit B, and the cabin condition sample described in Schedule 2 to Exhibit B, respectively; [***]. American shall use commercially reasonable efforts to use in-flight service samples and cabin condition samples uniformly across all of its regional flight operators. The conditions giving rise to an unsatisfactory score for any Inflight Customer Experience Check or a failing score for any Cabin Condition Compliance Check shall be as stated in Schedules 1 and 2 to Exhibit B, respectively.

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(b)Unsatisfactory Inflight Customer Experience Check. If there is an unsatisfactory score (as determined by American in accordance with Schedule 1 to Exhibit B) for an Inflight Customer Experience Check, then Contractor shall pay to American [***] for each unsatisfactory score in accordance with the wiring instructions set forth in Section IV of Schedule 7. Such amount shall be taken into account and paid in accordance with the next applicable reconciliation of amounts due to American pursuant to Section III of Schedule 5.

(c)Cabin Condition Compliance Check Failure. Without limiting the remedies set forth in Section 4.07(d) or Section 12.02, if there is a failing score (as determined by American in accordance with Schedule 2 to Exhibit B) for a Cabin Condition Compliance Check, then American shall provide prompt Notice of such failure to Contractor. No sooner than [***] after Contractor’s receipt of such Notice, American may conduct a second Cabin Condition Compliance Check on the same Covered Aircraft that resulted in the failing score. If the second Cabin Condition Compliance Check also results in a failing score, Contractor shall pay to American [***] (in accordance with the wiring instructions set forth in Section IV of Schedule 7) until such time as Contractor is able to demonstrate to American’s satisfaction that it has remedied all conditions giving rise to such failing scores. Such amount shall be taken into account and paid in accordance with the next applicable reconciliation of amounts due to American pursuant to Section III of Schedule 5.

(d)Cabin Interiors Program Failure. Without limiting the remedies set forth in Section 4.07(c) or Section 12.02, if any component of the Cabin Interiors Program for any Covered Aircraft is not completed to American’s reasonable satisfaction by the Cabin Interiors Program Deadline then Contractor shall pay to American [***] (in accordance with the wiring instructions set forth in Section IV of Schedule 7) until such time as Contractor is able to demonstrate to American’s reasonable satisfaction that such component of the Cabin Interiors Program has been completed. Such amount shall be taken into account and paid in accordance with the next applicable reconciliation of amounts due to American pursuant to Section III of Schedule 5.

(e)Remedies Cumulative. [***]

4.08	Controllable Cancellation Codes and Controllable On Time Departure Codes.

(a)Change to Codes. In the event the codes set forth in American’s Delay Code Handbook and/or Cancel Code Handbook (or any successor handbooks thereto) are amended, restated or modified in any way, or American determines that any code set forth therein shall be deemed a Controllable On Time Departure code or Uncontrollable Cancellation code, then such amendment, restatement, modification or determination (each a “Code Change”) shall automatically be deemed to amend, modify or restate the applicable codes set forth in Schedule 8 (Controllable Cancellation Codes) and Schedule 9 (Controllable On Time Departure Codes)

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without any action by American or Contractor; it being understood that American shall provide Notice to Contractor [***] prior to any such Code Change.

(b)Change to Controllable On Time Departures or Controllable Completion Rate. If a Code Change occurs, then the Parties shall mutually agree on any relevant adjustments to the Controllable Completion Rate or Controllable On Time Departures, as applicable. If the Parties have not reached mutual agreement on such adjustment within [***] of the applicable Code Change, then American shall determine the applicable adjustment to Controllable Completion Rate or Controllable On Time Departures, as applicable, and such adjustment shall take effect as of the [***] of the [***] full calendar month following delivery of a Notice from American to Contractor thereof, and Schedule 5 of this Agreement shall automatically be deemed to be amended to include any such adjustment(s) as set forth in American’s Notice, without further action by American or Contractor. Any such adjustments made pursuant to this Section 4.08(b) shall be based on American’s review of Contractor’s Controllable Completion Rate and/or Controllable On Time Departures performance, as applicable, for the [***] full months prior to delivery of the applicable Notice.

4.09Data for Performance Measurements. The Parties acknowledge and agree that American shall use American’s own data when determining Contractor’s performance under this Agreement, including Likelihood to Recommend Factor, Controllable On Time Departures and Controllable Completion Rate.

4.10 Catering Products and Catering Services. American shall provide, or arrange for another Person to provide, all Catering Products and Catering Services for Scheduled Flights of Covered Aircraft (excluding any Maintenance/Ferry Flights).

ARTICLE V. SAFETY

5.01Incidents or Accidents. Contractor shall promptly notify American’s System Operations Control/Flight Dispatch Office of any Accident, Incident or any irregularity that could reasonably be expected to result in a complaint or claim by passengers or an investigation by a Governmental Authority involving any Covered Aircraft occurring during Contractor’s provision of Regional Airline Services, including those that result in any injury or death to persons or damage to property. To the extent Contractor is involved in any such Accident, Incident or irregularity, it shall furnish in writing to American detail concerning the same and shall cooperate with [***] in any appropriate internal or external investigation. Contractor shall provide American with notification of any security breach (regardless of level) as set forth in Contractor’s Accident or Incident reporting system, any other systems that provide information regarding Accidents or Incidents, and all reports prepared or derived from such systems [***]. Contractor shall maintain an emergency response plan in accordance with the provisions of the Aviation Disaster Family Assistance Act of 1996 and any amendments or regulations relating thereto. Contractor shall promptly inform American in writing of any material modifications to such plan. American shall manage the customer response efforts on behalf of Contractor in the case of an Accident or Incident involving Regional Airline Services or the Covered Aircraft, including responding to an Accident or Incident and providing necessary assistance and services to the family members of passengers and Contractor shall fully cooperate in such efforts [***].

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5.02Accident Reports. Contractor shall promptly furnish to American a copy of every written report and plan that Contractor prepares, whether such report is filed with the FAA, NTSB or any other Governmental Authority, relating to any Accident or Incident involving any Covered Aircraft or Regional Airline Services when such Accident or Incident is claimed to have resulted in the death or injury to any person or the loss of, damage to or destruction of any property. Contractor shall also provide prompt Notice to American of all irregularities involving any Scheduled Flights (including, without limitation, irregularities that result in any injury to or death of persons or material damage to property) as soon as such information is available and shall furnish to American in writing detail regarding such irregularity.

5.03International Air Transport Association Operational Safety Audit. Contractor shall comply with the safety standards set forth by the International Air Transport Association Operational Safety Audit, and upon Notice from American from time to time, Contractor agrees to provide American with evidence in a form reasonably satisfactory to American of such compliance.

5.04Emergency Assistance Agreement. The foregoing provisions of this Article V shall in no way be deemed to limit, restrict or amend any of the obligations of Contractor pursuant to the Emergency Assistance Agreement, which shall continue in full force and effect after the Effective Date.

ARTICLE VI.

OTHER OBLIGATIONS OF CONTRACTOR

6.01FAA or DOT Certification Suspension or Revocation. If Contractor discovers or is notified of the suspension or revocation, or potential suspension or revocation, of an FAA or DOT certification used in connection with the Scheduled Flights or Covered Aircraft, then Contractor shall immediately deliver Notice to American of such suspension or revocation.

6.02Fuel Efficiency Program. Without limiting the obligations of Contractor pursuant to the terms hereof, Contractor shall promptly adopt and adhere to a “Fuel Efficiency Program” as described on Schedule 4, as such Schedule 4 may be subsequently amended from time to time by American, as long as Contractor’s adoption or adherence to such Fuel Efficiency Program does not materially and adversely impact the safety of Regional Airline Services under FAA operational specifications, or other regulatory constraints, or the airworthiness of the Covered Aircraft. American may also elect, upon no less than [***] prior Notice to Contractor, to incorporate performance goals and rebates with respect to Contractor’s compliance with such Fuel Efficiency Program, and Contractor shall cooperate with American in good faith to implement and perform its obligations in accordance with such changes to the Fuel Efficiency Program.

6.03	Use of Approved Marks and Copyrights.

(a)Ownership of Marks. Contractor acknowledges and agrees that American, Parent and/or one of their respective Affiliates, as the case may be, is the sole worldwide owner or licensee of the Marks.

(b)License to Use Approved Marks. Subject to the terms and conditions of this Agreement, including service quality requirements set forth in Section 4.03, Contractor is hereby granted the [***] right and license to use the Approved Marks solely as specified by American from time to time and solely for Contractor to perform its obligations, including by operating the Regional Airline Services, as specified in this Agreement.

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(c)Restrictions on Use. Contractor shall not use the Marks in any manner other than as permitted by this Agreement. Contractor shall only use the Approved Marks in a manner consistent with American’s quality standards, as they may exist from time to time, and shall not utilize the Marks in any manner that would diminish their value or harm the reputation of American, Parent or any of their respective Affiliates. All goodwill associated with Contractor’s use of the Approved Marks will inure solely to the benefit of the owner of such Marks. Upon termination of this Agreement, Contractor will immediately cease use of the Approved Marks, unless otherwise authorized in another agreement with American, Parent or one of their Affiliates. Under no circumstance will Contractor: (i) use or display any of the Marks that Contractor obtained from a source other than the American Airlines Brand Center Website; (ii) alter the Marks in any way; or

(iii) transfer, sell, or give away to a Third Party any products bearing the Approved Marks that do not meet American’s quality standards. Contractor agrees that it shall in no way contest or deny the validity of, or the right or title of American, Parent and/or one of their Affiliates, as the case may be, in or to the Marks, and shall not encourage or assist others directly or indirectly to do so, whether during the Term or thereafter. Contractor shall not use or register any domain name that is identical to or similar to any of the Marks without first receiving American’s prior Consent. American may inspect Contractor’s use of the Approved Marks at any time to ensure Contractor’s use of such Approved Marks is consistent with this Agreement. Upon written request from American from time to time, Contractor agrees to provide American with reports setting forth Contractor’s use of the Approved Marks.

(d)Marking. For all uses of Approved Marks, Contractor and its respective Affiliates shall affix proper trademark or service mark notice: the symbol ® for registered trademarks or service marks, or the symbols ™ or SM for unregistered trademarks or service marks, and where requested by American, a statement that the Approved Mark “is a (registered, if applicable) trademark (or service mark, if applicable) of American Airlines, Inc. (or Parent or any of their Affiliates, if applicable) and is being used by Contractor under license from American Airlines, Inc. (or Parent or any of their Affiliates, if applicable).”

(e)Additional Approved Marks. Contractor has no right or permission to use any of the Marks, other than the Approved Marks, without first receiving American’s express Consent to do so. If Contractor receives American’s Consent to use any additional Marks, then such Marks will then be considered Approved Marks.

(f)New Marks. American has the right to amend the Approved Marks list at any time. If American removes a Mark from the Approved Mark list, Contractor must cease all use of the Mark within a time period to be determined in American’s sole discretion. Similarly, if American adopts a new Mark that it desires Contractor to use in connection with the performance and operation of Regional Airline Services, it will notify Contractor in writing and specify a deadline by which Contractor must incorporate and use the new Mark, and Contractor shall incorporate and use the new Mark by such deadline.

(g)Further Assurances. At American’s request, Contractor agrees to cooperate with American, Parent and their Affiliates in connection with applications and other filings to create, register, maintain, or otherwise perfect American’s, Parent’s and their Affiliates’ rights in Marks, at [***]. Upon termination of this Agreement, Contractor agrees to do everything necessary to effect cancellation of the recordation, if any, of Contractor as a recorded licensee of the Marks.

(h)License and Use of American’s Copyrights. American grants to Contractor a non-exclusive, non-transferable, limited, royalty free right and license to reproduce, display,

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perform, distribute and prepare derivative works of American’s Copyrights solely as specified by American from time to time and solely in connection with the performance and operation of Regional Airline Services in accordance with this Agreement. Any reproductions shall include the notice “Reproduced with permission of American Airlines, Inc. © [date] American Airlines, Inc.” Contractor agrees it will not materially alter works subject to American’s Copyrights without American’s Consent. All derivative works of American’s Copyrights created by or for Contractor shall be the sole and exclusive property of American, and Contractor hereby assigns, and upon creation shall be deemed to have automatically assigned, all right, title and interest in and to such derivative works to American, including all copyright and other proprietary rights therein.

(i)License and Use of American Software. American owns Copyrights and other rights in its proprietary software that it makes available to Contractor under this Agreement (the “American Software”). American grants to Contractor a nonexclusive, nontransferable right and license to install, execute and use American Software in the manner and for the purposes described in this Agreement and solely for the purposes of performing and operating Regional Airline Services in accordance with this Agreement. Contractor may use American Software only as expressly permitted in this Agreement. Contractor may not make copies of American Software, provide Third Parties with access to American Software (other than Contractor Agents who are provided access in connection with Contractor providing Regional Airline Services), distribute American Software, or modify American Software without American’s prior Consent. Contractor may not dissemble, decompile, reverse engineer, or modify American Software. The American Software shall be considered American’s Confidential Information for all purposes under this Agreement. Upon any termination or expiration of this Agreement, Contractor shall promptly remove all copies of American Software from its systems and return or destroy any physical media provided by American containing copies of American Software.

(j)Effect on American Data Provisions. Nothing in this Section 6.03 gives Contractor any additional license or rights in and to American Data that is not expressly set forth in this Agreement, nor does it affect Contractor’s duties with respect to American Data under this Agreement.

(k)	Infringement by Third Parties.

(i)If Contractor learns of any infringement or unauthorized use of any of the Marks, American’s Copyrights or American Software, Contractor shall promptly notify American in writing. American has the sole right to send infringement notices and bring infringement actions. If requested to do so, Contractor shall cooperate with and fully assist American in any such action, including without limitation providing Contractor’s files, communications, records, and other information relating to their Regional Airline Services or joining the action as a party, if necessary, [***]. Any award or portion of an award, recovered by American in any such action or proceeding commenced by American shall belong solely to American.

(ii)If a Third Party institutes a legal action against Contractor for its use of a Copyright, American Software provided to Contractor or an Approved Mark, as provided in this Agreement, then Contractor shall promptly notify American’s and Contractor’s liability insurance carriers of such suit in writing. American shall defend any such action, and Contractor shall cooperate in such defense as requested by American.

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6.04	Ownership and Use of Data.

(a)Ownership. All American Data is, or upon creation will be, and will remain the property of American and all right, title and interest in and to any American Data, including intellectual property rights to American Data, will be solely owned by American. Contractor (and upon creation will be deemed to) irrevocably assigns, transfers and conveys, and will cause all Contractor Agents to assign, transfer and convey, to American without further consideration all of their right, title and interest in and to the American Data. Upon request by [***], Contractor will execute and deliver, and will cause all Contractor Agents to execute and deliver, any documents or take any other actions that may be necessary or desirable under any law, rule or regulation of a Governmental Authority to evidence, preserve, or enable American or an Affiliate of American to enforce, its rights hereunder with respect to the American Data.

(b)Contractor Use Rights. Except as otherwise provided in this Agreement, without American’s approval (in its sole discretion), the American Data may not be (i) used by Contractor or any Contractor Agent; (ii) disclosed, sold, assigned, leased or otherwise provided to Third Parties by Contractor or any Contractor Agent; (iii) re-distributed or displayed via web sites or services (including, for example, through white label web sites); or (iv) commercially exploited by or on behalf of Contractor or any Contractor Agent. Contractor may access and use and may permit Contractor Agents to access and use the American Data (A) only as necessary to provide the Regional Airline Services to American and (B) for any other purpose for which American may provide advanced written approval (email shall not suffice) in accordance with this Agreement (collectively “Permitted Uses”). Except for the Permitted Uses, Contractor may not edit, modify, create derivatives, combinations or compilations of, combine, associate, synthesize, reverse engineer, reproduce, display, distribute, disclose, or otherwise Process American Data. In addition, for clarity, Contractor must not directly or indirectly engage in any of the following activities:

(x) use or disclosure of American Data in a way that may adversely affect American, including any use by or disclosure to other airlines, or (y) any kind of commercialization, marketing, advertising, licensing or resale that is based on American Data (e.g., targeted advertising to consumers based on the American Marks). Nothing in this Agreement conveys any rights or interest in the American Data to Contractor.

(c)Flight Status Data. With respect to Flight Status Data, in no event may Contractor disclose all or individual parts of the Flight Status Data, except as otherwise permitted herein.

(d)Return. Following the expiration or termination of this Agreement, American shall, at Contractor’s election, return or dispose of all Contractor Data in its possession within [***] after the expiration or effective date of termination of this Agreement. American may retain backup copies of Contractor Data that were captured as part of American’s normal course of business if it would be commercially or technologically impractical to delete such data in accordance with this Section 6.04(d) or for evidentiary purposes on the condition that American continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement for as long as such backup copies exist. American may retain that portion of Contractor Data that it must retain pursuant to applicable law (including Data Law) on the condition that American continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement, including but not limited to Exhibit D, for as long as it retains such data and deletes such Contractor Data as soon as American is no longer subject to such legal requirement.

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(e)Deletion. Subject to the remaining provisions of this Section 6.04, Contractor shall securely delete all American Data held in its systems and cause all Contractor Agents to securely delete all American Data held in their respective systems within [***] after the expiration or effective date of termination of this Agreement. Contractor may retain backup copies of American Data that were captured as part of Contractor’s normal course of business if it would be commercially or technologically impractical to delete such data in accordance with this Section 6.04(e) or for evidentiary purposes on the condition that Contractor continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement for as long as such backup copies exist. Contractor represents and warrants that it has in place and follows a business process to delete backups of its customers’ data that are no longer needed. Contractor may retain that portion of American Data that it must retain pursuant to applicable law (including Data Law) on the condition that Contractor continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement, including but not limited to Exhibit D, for as long as it retains such data and deletes such American Data as soon as Contractor is no longer subject to such legal requirement. Contractor shall use commercially reasonable efforts to anonymize and de-identify American Data retained by it after the expiration or termination of this Agreement pursuant to this Section 6.04(e).

(f)Survival. This Section 6.04 shall survive the termination of this Agreement and/or of the provision of Regional Airline Services.

6.05American’s AAdvantage® Program. Without the express Consent of American, Contractor shall not promote or offer any frequent flyer or similar customer appreciation or reward program to passengers on flights on the Covered Aircraft, other than American’s AAdvantage® frequent flyer program (as such program may be amended from time to time) or any other similar program developed or designated by American or as otherwise requested or directed by American from time to time in its sole discretion.

6.06	Periodic Reports. Contractor shall deliver to American:

(a)Detailed reports regarding the following in connection with its performance of the Regional Airline Services: (i) scheduled and completed maintenance operations (including Line Maintenance and Heavy Maintenance) of the Covered Aircraft within [***] of the maintenance being completed; (ii) customer service complaints directly received by Contractor, within [***] of Contractor’s receipt thereof; (iii) fuel usage on Covered Aircraft, not less than [***] during each calendar month during the Term hereof; (iv) without limiting Article V, any safety issues that may result in an adverse impact on the Regional Airline Services under FAA operational specifications or other regulatory constraints, within [***] of the applicable issue’s occurrence; and (v) information on changes to Contractor’s pilot labor costs, within [***] of such change;

(b)The following, along with Contractor’s monthly delivery to American of invoices for Pass Through Costs as set forth in Schedule 3, or as may otherwise be reasonably requested by American from time to time and in the form requested by American from time to time: (i) tax information relevant to any Pass Through Costs or American Absorbed Expenses or any in-flight sales on a Scheduled Flight; (ii) information regarding Approved Marks; and (iii) information regarding any licenses permitting the sale and dispensation of beer, wine, liquor or any other alcoholic beverages;

(c)No later than [***] following request from American, a report of the following with respect to aircraft maintenance technicians for each day during the applicable

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month (each to be reported on a station-by-station basis): [***]

(d)No later than [***] following request from American, (i) data in the format attached hereto as Exhibit F and (ii) a [***] rolling forecast [***] (the “Rolling Forecast”);

(e)Promptly following request from American, such other reports or operational statistics directly or indirectly related to the Regional Airline Services and the Covered Aircraft, such further information as American may reasonably require or request in its sole discretion to monitor Contractor’s performance under this Agreement and any Related Agreement, including, but not limited to, information regarding Contractor’s ability to provide Regional Airline Services, and any other data that could reasonably affect Contractor’s ability to perform its obligations hereunder;

(f)Notice promptly after Contractor becomes aware, or reasonably should be aware, that a Covered Aircraft’s performance or condition has resulted in (or may result in) a breach of one of the representations, warranties or agreements relating to such Covered Aircraft;

(g)As soon as available, [***], a copy of a report regarding the daily Minimum Equipment List with respect to each Covered Aircraft as in effect at the start of each day, each in a form acceptable to American in its sole discretion; and

(h)Until the completion of all components of the Cabin Interiors Program, monthly reports on the progress of the Cabin Interiors Program (with sufficient detail satisfactory to American), not later than the [***] of each calendar month subsequent to the Effective Date and, promptly following request from American, the date of completion of each component in the form attached hereto as Annex I to Schedule 13.

Contractor represents, warrants and covenants that at all times during the Term, the reporting provided to American pursuant to this Agreement, including this Section 6.06, will be prepared in good faith and after reasonable inquiry.

6.07	Intentionally Omitted.

6.08Liquor Licenses for Covered Aircraft. Contractor shall take all actions requested by American to acquire all licenses permitting Contractor to sell or dispense beer, wine, liquor or any other alcoholic beverages for consumption on the Covered Aircraft. Contractor agrees from time to time following any request by American to deliver to American such documentation as is required by any laws, rules or regulations of a Governmental Authority and such other documentation as American may reasonably require to evidence Contractor’s ability to lawfully sell or dispense beer, wine, liquor or any other alcoholic beverages on the Covered Aircraft.

6.09	Operation of Covered Aircraft.

(a)The Parties acknowledge that, for purposes of this Section 6.09, as of the Effective Date, no term of this Agreement is in violation of any collective bargaining agreement currently in

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effect and adopted by American. If, at any time following the Effective Date, any collective bargaining agreement binding upon American is amended, restated, supplemented or otherwise modified, or a new collective bargaining agreement becomes binding upon American, then American may Notify Contractor of the foregoing. At any time following Contractor’s receipt of such Notice, Contractor shall not change the manner in which it conducts business (including operating a particular aircraft type or number of aircraft) to the extent it did not do so prior to receiving such Notice in violation or breach of the new or modified collective bargaining agreement terms, to the extent such terms are described in such Notice, or enter into an agreement that would reasonably be expected to result in the foregoing.

(b)If Contractor breaches Section 6.09(a), then American may provide notice thereof to Contractor, and the Parties will meet and discuss such breach and a resolution thereof in good faith.

6.10Eagle Partnership Manuals. Contractor has become a signatory participant in the Eagle Partnership Manuals and shall at all times comply with the procedures contained therein with respect to the Scheduled Flights and all other services Contractor performs for American.

6.11Review of Insurance Coverage. Upon American’s request, Contractor shall allow a firm of independent aircraft insurance brokers appointed by American (which firm may be in the regular employ of American) to review the commercial aircraft hull and liability insurance and contractual liability with respect to the Covered Aircraft or Regional Airline Services; provided that all information provided to such insurance brokers shall be deemed Confidential Information and, prior to receiving such information, such insurance brokers shall execute and deliver to American a confidentiality and non-disclosure agreement regarding such Confidential Information in form and substance satisfactory to American in its sole discretion. American may confer with such insurance brokers to determine whether in such brokers’ reasonable judgment insurance afforded to American under such insurance policies is adequate in light of what is customary in the industry for airlines similarly situated with American and if such brokers advise American that such insurance coverage is inadequate, Contractor and American will consult and take such further action as may be reasonable to cure or mitigate such inadequacy; it being understood that any advice, opinion or suggestion obtained by American in the course of American’s conferring or consulting with such insurance brokers shall not be binding on American, but that American shall be free to follow or disregard such advice, opinion or suggestion in its discretion.

6.12Average Monthly Utilization. If American, in its sole discretion, has scheduled CAATS to fly at least a minimum average monthly Block Hour utilization per CAATS of [***] Block Hours per calendar day (the “Contractor Threshold”), such average to be calculated over a full calendar month, then Contractor shall fly at least the Contractor Threshold for the applicable month(s). If American, in its sole discretion, has scheduled CAATS to fly at least the Contractor Threshold for any full calendar month and a Notification Shortfall occurs with respect such month, then American may remove from the schedule of Scheduled Flights the number of CAATS [***] necessary for Contractor to meet the Contractor Threshold for the relevant month of determination. [***] In the event that Scheduled Flights are not flown after being scheduled pursuant to this Section 6.12, the Scheduled Flights not flown shall be omitted from the calculations set forth in Section IV of Schedule 5. It is further agreed and understood between the Parties that American’s rights and remedies as provided in this Section 6.12 shall not impair and shall not be deemed to limit, amend, modify or supplant any other rights or remedies American shall have hereunder or under applicable law, including, but not limited to, American’s rights and remedies as provided in Section 12.02 hereof. In no event shall American be required to elect

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between available remedies with respect to any Notification Shortfall; it being understood that American shall have the right to have all of the remedies related thereto be cumulative and non- exclusive.

6.13Reduction of Fixed Costs for Schedule Shortfall. If after American provides Contractor with the Requested Plan for a given month, a Schedule Shortfall exists for such month (or Contractor provides notice to American regarding a Schedule Shortfall for such month), then the Fixed Costs then in effect for such month shall be reduced by a dollar amount equal [***] It is further agreed and understood between the Parties, that American’s rights and remedies as provided in this Section 6.13 shall not impair and shall not be deemed to limit, amend, modify or supplant any other rights or remedies American shall have hereunder or under applicable law, including, but not limited to, American’s rights and remedies as provided in Section 12.02 hereof. In no event shall American be required to elect between available remedies with respect to any Schedule Shortfall; it being understood that American shall have the right to have all of the remedies related thereto be cumulative and non-exclusive.

6.14	Late Reduced Crew Estimates.

(a)Initial Crew Max. Not later than [***] prior to the commencement of any calendar month during the Term hereof, Contractor shall provide to American, in the manner specified in Section 6.14(f) below, the total number of hours that Contractor’s captains, first officers and flight attendants can each be scheduled for Scheduled Flights for the specific calendar month (the “Initial Crew Max”).

(b)Final Crew Max. Not later than [***] prior to the commencement of any calendar month during the Term hereof (the “Final Crew Max Determination Date”), Contractor shall furnish to American, in the  manner  specified  in  Section 6.14(f) below, the total number of hours that Contractor’s captains, first officers and flight attendants can each be scheduled for Scheduled Flights for the specific calendar month (the “Final Crew Max”).

(c)Late Reduced Crew Estimates. Without limiting American’s other rights and remedies under this Agreement, if following any Final Crew Max Determination Date, the Final Crew Max is reduced for the relevant calendar month (any such reduced Final Crew Max pursuant to the terms of this Section 6.14(c), the “Adjusted Final Crew Max”), then Contractor shall pay to American an amount equal to [***] for each Block Hour by which the Adjusted Final Crew Max results in a reduction of the aggregate Block Hours set forth in the applicable flight schedule (the “Late Adjustment Charge”). The payment of the Late Adjustment Charge to American under the circumstances provided for herein is not intended as a forfeiture or penalty. Contractor shall not be required to pay a Late Adjustment Charge for an Adjusted Final Crew Max only if all the following conditions are satisfied with respect to such Adjusted Final Crew Max: (A) between the applicable Final Crew Max Determination Date and [***] prior to the commencement of the applicable calendar month, the full-time employment ends for any reason for [***] or more of Contractor’s pilots and/or first officers that were providing Regional Airline Services to American and (B) the end of such full-time employment directly caused Contractor to reduce the Final Crew Max between the applicable Final Crew Max Determination

Date and [***] prior to the commencement of the applicable calendar month.

(d)Reporting Failure. In the event that Contractor fails to deliver to American the applicable Initial Crew Max, Final Crew Max or Rolling Forecast on their respective due dates, then Contractor shall promptly pay to American, on demand, a “late charge” equal to [***] per such report per day (a “Late Charge”).

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(e)Inaccurate Reports. Contractor represents, warrants and covenants that at all times during the Term, the Initial Crew Max, Final Crew Max and Rolling Forecasts each will be prepared in good faith and after reasonable inquiry. Each Final Crew Max provided by Contractor shall, in American’s reasonable good faith discretion, accurately in all material respects reflect Contractor’s pilots and flight attendants available to American during the specified calendar month and be prepared in good faith. Each Rolling Forecast provided by Contractor shall, in American’s reasonable good faith discretion, be prepared in good faith based on then existing facts and circumstances.

(f)Notices to American. All information provided to American pursuant to this Section 6.14 shall be sent (currently and until further notice from American) in electronic format by email to (i) [***] or (ii) such other addressee as American may designate.

(g)Setoff of Late Adjustment Charges and Late Charges; Non-Impairment. Pursuant to this Section 6.14 and Section 14.08 for any calendar month for which any Late Adjustment Charge or a Late Charge is owing (any such month, the “Late Adjustment Charge Application Month”), [***]. It is agreed and understood between the Parties, that any Late Adjustment Charge and/or Late Charge paid to American pursuant to this Section 6.14 shall not impair and shall not be deemed to limit, amend, modify or supplant any other rights or remedies American shall have hereunder or under applicable law, including, but not limited to, American’s rights and remedies as provided in Section 12.02 hereof. In no event shall American be required to choose between available remedies; it being understood that American shall have the right to have all of the remedies be cumulative and non-exclusive. It is further understood and agreed by the Parties that the provisions of this Section 6.14 are alternatives to other remedies provided herein and shall in no event be deemed a forfeiture or penalty. Without limiting the provisions of Section 14.08(a), pursuant to this Section 6.14, it is specifically agreed that for purposes of American’s right of set-off with respect to any Late Adjustment Charge and/or Late Charge, American and Contractor shall be deemed to have obligations to one another under this Agreement. In the event any Late Adjustment Charge and/or Late Charge is fully set-off by American against amounts owed by Contractor, then the obligation of Contractor to American shall be deemed extinguished to the extent of the amount so set-off. This set-off provision shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which American is at any time otherwise entitled (either by operation of law, contract or otherwise).

6.15	Intentionally Omitted.

6.16Resource Allocation. At all times during the Term, Contractor shall (a) allocate its captains, first officers, flight attendants and aircraft maintenance technicians used for Scheduled Flights in a manner no less favorable to American than Contractor allocates such captains, first officers and aircraft maintenance technicians to any Other Carrier, and (b) provide American with written calculations that demonstrate, to American’s reasonable satisfaction, for the applicable month, Contractor’s compliance with Section 6.16(a).

6.17	Intentionally Omitted.

6.18Actions during a Force Majeure Event or Labor Dispute. Without limiting the rights of either Party to terminate this Agreement as specified in Section 12.02 or other remedies available to each Party under applicable law:

(a)	Notice to American. Contractor shall provide prompt Notice to American if either

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(c)	a Force Majeure Event with respect to Contractor or a Contractor Labor Dispute occurs or

(ii) Contractor believes that there is a likelihood of an imminent occurrence of such a Force Majeure Event or Contractor Labor Dispute.

(b)Mitigation of Costs. Contractor covenants and agrees that it shall mitigate any of its costs and expenses incurred during a Force Majeure Event or Contractor Labor Dispute, if such costs and expenses are Pass Through Costs or American Absorbed Expenses, or otherwise reimbursable or payable by American in accordance with the terms and conditions of this Agreement. American covenants and agrees that it shall mitigate any costs and expenses incurred by it during a Force Majeure Event or Contractor Labor Dispute, if such costs and expenses are Controllable Costs, or otherwise directly or indirectly reimbursable or payable by Contractor in accordance with the terms and conditions of this Agreement.

(c)Performance During Force Majeure Event. Without limiting American’s right to terminate this Agreement pursuant to Section 12.02(b)(v), [***]

(d)Compensation During Contractor Labor Dispute. If Contractor is unable to operate at least [***] of the Scheduled Flights for more than [***] due to a Contractor Labor Dispute, then following such [***] period, Contractor shall not receive any of the compensation described in Schedule 5, nor be entitled to receive reimbursement from American of any Pass Through Costs pursuant to Schedule 3, with respect to any Scheduled Flights or any Covered Aircraft relating thereto other than for Scheduled Flights actually operated by Contractor, for the period of time following such [***] period that Contractor is unable to perform its obligations hereunder as a result of such Contractor Labor Dispute; in which event: (i) Contractor shall not have the right to terminate this Agreement as a result of American’s failure to pay the compensation set forth on Schedule 5; (ii) no default by American shall be deemed to have occurred under Schedule 5 with respect to payment obligations

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under this Agreement; and (iii) American shall continue to be entitled to all rights and benefits under this Agreement. For the avoidance of doubt, it is intended that the rights and remedies referred to in this Section 6.18(d) shall be cumulative and in addition to any rights or remedies otherwise available hereunder or under any Related Agreement or at law or in equity. The exercise by American of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by American of any or all of such other rights or remedies.

ARTICLE VII. CONTRACTOR’S COMPENSATION

7.01Base and Incentive Payments. Subject to the terms and conditions of this Agreement, during the Term, for and in consideration of the Regional Airline Services provided by Contractor hereunder and the operation of the Covered Aircraft, American shall pay to Contractor the compensation provided on Schedule 5 for such Covered Aircraft; [***]

7.02Costs and Expenses. Except as otherwise provided in this Agreement, the costs and expenses incurred in connection with the Regional Airline Services shall [***]

7.03	Cost Savings.

(a)Duty to Minimize Costs. In connection with providing Regional Airline Services to American, Contractor shall minimize costs and expenses incurred by it (including by complying with suggestions made by American for mitigating costs and expenses) if such costs and expenses (including aircraft fuel costs and expenses) are Pass Through Costs or American Absorbed Expenses, or costs or expenses otherwise directly or indirectly reimbursable or paid by American to Contractor in accordance with the terms and conditions of this Agreement or any of the Related Agreements. Further, with respect to any service or item the cost of which American is required to reimburse Contractor hereunder other than insurance required pursuant to the terms hereof, if American can provide or arrange to provide such service or item at a lower cost than the reimbursement cost that American would otherwise be charged, then Contractor shall allow American to provide or arrange to provide such service or item in order to permit American to lower its costs.

(b)American Cost Initiatives. [***] Within [***] of receipt of Notice from American, Contractor shall implement such American Cost Initiative.

ARTICLE VIII. USE OF FACILITIES

8.01Facilities. Subject to the terms and conditions hereof, American hereby grants to Contractor a limited, non-exclusive right and license to use and occupy the American Facilities to support the provision of Regional Airline Services as set forth in this Article VIII. The Parties acknowledge that the grant of the such license to Contractor has been made without obtaining the Consent and approval of any applicable any Governmental Authority or any similar authority or governing board in any domestic or foreign jurisdiction, or any private or quasi-governmental entity,

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governing board or other Person with authority to lease, convey or otherwise grant or restrict rights to use or operate any airport facilities associated with this Agreement (“Airport Operators”). If any such Airport Operator subsequently suggests or states that a Consent of any such Airport Operator is required for the grant of such license or for the use of the related American Facilities and American determines that obtaining such Consent is necessary or advisable, the Parties shall use commercially reasonable efforts to obtain such Consent and/or to effectuate such license on the terms set forth herein and in such manner as American and Contractor may deem advisable or appropriate. [***]. Contractor covenants and agrees that it will use the American Facilities exclusively to support the provision of Regional Airline Services, and shall not use such facilities for the provision of any services, including ground handling services, regional air services or any other services, to any Third Party or for any other purpose without the express prior Consent of American; it being understood that American shall have sole and absolute discretion to provide or decline such Consent for any reason whatsoever.

8.02Conditions of Use for American Facilities. At all times, Contractor covenants and agrees that it shall comply with the “Standards of Facilities Use” set forth on Exhibit E hereto. If Contractor fails to comply with its obligations relating to the American Facilities as set forth herein and in Exhibit E and such failure continues for a period of [***] after Notice to Contractor to cure such failure (or such shorter period provided in any Sublease or lease between American and Contractor with respect to such American Facility), then American shall have the right and option to terminate immediately Contractor’s right to use the American Facilities or any part hereof; it being understood that American shall have the right and option to revoke Contractor’s use without terminating or affecting any other obligations of Contractor or American pursuant to the terms hereof and pursue any remedies or recourse against Contractor relating to such use. Contractor, [***], shall provide, or cause to be provided, all manpower, furniture and related furnishings, equipment and other airport facilities necessary to support the Regional Airline Services, unless American Consents otherwise.

8.03Replacement and Termination of Facilities Use. In addition to any rights granted to American under a Sublease, at all times and from time to time, American shall have the right and option, in its sole and absolute discretion, to designate any replacement facilities or to increase or reduce the size or space of the American Facilities, or terminate Contractor’s use of any American Facilities, all without the Consent of Contractor, so long as Contractor has sufficient facilities to perform its obligations hereunder (all as reasonably determined by American). Any American Facilities no longer used, or authorized to be used, by Contractor shall immediately cease to be American Facilities for the purposes hereof and Contractor’s right to use such facilities shall terminate immediately without further action of American. Notwithstanding anything in this Agreement to the contrary, American shall not be required to provide to Contractor any space or facilities (including American Facilities) following the end of the Term.

8.04Facilities Related Insurance. In addition to any insurance obligations applicable to Contractor under a Sublease and without limiting any obligation of Contractor pursuant to the provisions of Article X hereof, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility reasonably acceptable to American, causes of loss, special form or all-risk property insurance with per occurrence limits adequate to cover the full replacement cost of the Crew Facilities and Line Maintenance Facilities and other property and liability insurance coverage of the types and in the amounts that would be considered reasonably prudent given Contractor’s size and nature and under insurance market conditions in effect at the time of placement.

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8.05Subleases. Contractor’s obligations and liabilities, and American’s rights and remedies, set forth in this Agreement with respect to the American Facilities are in addition to (and not in lieu of) any obligations and liabilities of Contractor, or rights and remedies of American, set forth in any Sublease, [***]. Nothing in this Agreement shall be construed to permit Contractor to take any action with respect to the any American Facility in violation of any applicable Sublease or vice versa; provided that, if it is impossible for Contractor to comply with any such Sublease and this Agreement with respect to the applicable American Facilities due to a conflict between the terms and conditions of such Sublease and the terms and conditions of this Agreement, then Contractor shall comply with the applicable terms and conditions of the Sublease with respect to the applicable American Facilities.

ARTICLE IX.

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS

9.01Contractor’s Representations and Warranties. Contractor represents and warrants to American as of the Effective Date as follows:

(a)Organization and Qualification. Contractor is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and has the corporate power and authority to own, operate and use its assets and provide the Regional Airline Services.

(b)Authority Relative to this Agreement and the Related Agreements. Contractor has the corporate power and authority to execute and deliver this Agreement and the Related Agreements and to consummate the transactions contemplated hereby in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement and the Related Agreements have been duly and validly executed and delivered by Contractor and are, assuming due execution and delivery thereof by American and that American has legal power and right to enter into this Agreement and the Related Agreements, the valid and binding obligations of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, rules or regulations of a Governmental Authority relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under the applicable laws, rules or regulations of a Governmental Authority).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement or the Related Agreements nor the performance by Contractor of the transactions contemplated hereby or thereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s articles of incorporation, bylaws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party; (ii) result in the creation or imposition of liens in favor of any Third Party or entity; (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority applicable to Contractor or that relates to the provision of Regional Airline Services; (iv) constitute any event which, after Notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens; or (v) cause American to be in violation or breach of any term of any collective bargaining agreement it may have with its pilots as of the Effective Date.

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(d)Approvals. Contractor possesses all approvals, certificates, licenses, permits or other authorizations of any Governmental Authority that are necessary or appropriate to execute and deliver this Agreement and the Related Agreements and to provide the Regional Airline Services and otherwise perform its obligations hereunder and thereunder.

(e)Permits. Contractor possesses all certificates, authorizations and permits issued by the FAA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, maintain the airworthiness of the Covered Aircraft, provide Regional Airline Services and otherwise perform its obligations under this Agreement and the Related Agreements, and Contractor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or its ability to conduct its business, maintain the airworthiness of the Covered Aircraft, provide Regional Airline Services and otherwise perform its obligations under this Agreement or the Related Agreements.

9.02American Representations and Warranties. American represents and warrants to Contractor as of the Effective Date as follows:

(a)Organization and Qualification. American is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b)Authority Relative to this Agreement and the Related Agreements. American has the corporate power and authority to execute and deliver this Agreement and the Related Agreements and to consummate the transactions contemplated hereby in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of American. This Agreement and the Related Agreements have been duly and validly executed and delivered by American and are, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement and the Related Agreements, a valid and binding obligations of American, enforceable against American in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, rules or regulations of a Governmental Authority relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under the applicable laws, rules or regulations of a Governmental Authority).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement or the Related Agreements nor the performance by American of the transactions contemplated hereby or thereby will (i) violate, conflict with, or constitute a default under any of the terms of American’s certificate of incorporation, by laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which American is a party;

(ii) result in the creation or imposition of any liens in favor of any Third Party or entity; (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority applicable to American; or (iv) constitute any event which, after Notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

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(d)Approvals. Except as may be contemplated hereby, American possesses or will possess prior to the Implementation Date of any Covered Aircraft all approvals, certificates, licenses, permits or other authorizations of any Governmental Authority that are necessary to execute and deliver this Agreement and the Related Agreements and perform its obligations hereunder and thereunder.

ARTICLE X. INSURANCE

10.01Minimum Insurance Coverage. Throughout the Term, in addition to any insurance required to be maintained by Contractor under or pursuant to any of the Related Agreements or by any applicable Governmental Authority, Contractor shall at all times during the Term hereof maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available and of the type usually carried by corporations engaged in the same or similar business, similarly situated and owning or operating similar aircraft and engines and covering risks of the kind customarily insured, as follows:

(a)Aviation Hull and Liability Insurance. Aviation hull and liability insurance, including aircraft Third Party bodily injury, passenger liability (including passengers’ baggage and personal effects), property damage, non-owned aircraft liability, hangarskeepers’ liability, personal injury, cargo and mail legal liability, products and completed operations liability, and contractual liability insurance, with a combined single limit of not less than [***] per occurrence (and in the aggregate with respect to products and completed operations), and with respect to non-passenger personal injury, a sublimit of [***] per occurrence and in the aggregate or such other limit which is customarily available in the industry.

(b)All Risk Ground Insurance. All risk ground and flight physical damage coverage covering all aircraft, engines and components that Contractor owns, leases or that are otherwise in Contractor’s care, custody and control, including non-owned aircraft, engines and components, with a limit sufficient to cover the agreed or stipulated value of the highest valued aircraft in Contractor’s fleet, inclusive of engines and all modifications and improvements. Such insurance shall also provide protection for hull war, war and other allied perils and include war and other allied perils liability insurance for passengers and Third Parties in the form of extended coverage endorsement (aviation liabilities) per clause AVN52E or its market equivalent. To the extent that the required war risks coverage in the preceding sentence is not included in such policies but is instead provided under separate insurance policies, government insurance and/or indemnification, Contractor shall provide evidence thereof in a form reasonably satisfactory to American.

(c)Workers’ Compensation Insurance and Employer’s Liability Insurance. Workers’ compensation providing the statutory coverage required by the appropriate jurisdiction and employer’s liability with policy limits of not less than [***] “Each Employee for Bodily Injury by Accident,” and [***] “Each Employee for Bodily Injury by Disease.”

(d)Automobile Liability Insurance. Automobile liability insurance covering all owned, non-owned, leased or hired vehicles with policy limits of not less than [***] combined single limit per occurrence.

(e)Network Security & Privacy Liability Insurance. Network security and privacy liability insurance with a minimum limit of not less than [***] for each claim that, at a minimum, covers liability resulting from (i) the loss, theft, or disclosure of (A) Confidential Information or (B) personal non-public information of any person, (ii) the

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unauthorized access to, use of, or tampering with computer systems, including denial of service attacks or inability of an authorized Third Party to gain access to services, (iii) the introduction of a computer virus or malicious code into, or otherwise causing damage to, a computer, computer system, network, or similar computer related property and the data, software, and programs thereon, or (iv) PCI DSS non-compliance.

(f)Other Property and Liability Insurance. Other property and liability insurance coverages and any other property damage liability insurance, exclusive of any manufacturer’s product liability insurance of the types and in the amounts that would be considered prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement, but in any event of the type and the amount that American may require to prevent or minimize a disruption in the provision of Regional Airline Services resulting from a casualty or liability incident related to any of Contractor’s operations.

(g)Deductibles. All coverages described in this Section 10.01 shall be placed with deductibles that are commercially reasonable. On the Effective Date and on each anniversary hereof during the Term, Contractor shall furnish to American a list of the deductibles applicable for each such coverage described in this Section 10.01.

10.02Endorsements. In addition to any requirements under any Related Agreement, Contractor shall cause the liability policies required to be maintained pursuant to Section 10.01 above to be duly and properly endorsed by Contractor’s insurance underwriters as follows:

(a)Subrogation Rights. To provide that the underwriters shall waive subrogation rights against American and its Affiliates, except for their gross negligence or willful misconduct;

(b)Additional Insureds. To provide that American and its Affiliates shall be named as additional insured parties under Contractor’s liability coverage and only as respect to the operations of the named insured. Additional insured coverage is not provided to any party with respect to claims arising out of their legal liability as a manufacturer, repairer, or servicing agent of the Covered Aircraft;

(c)Right of Contribution. To provide that such insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)Breach of Warranty. With respect to the aviation liability insurance only, to include a “breach of warranty” provision in favor of the additional insureds insuring their interest regardless of any breach or violation by Contractor of any warranties, declarations or conditions contained in such insurance policies;

(e)Cross Liability Warranty. With respect to the aviation liability insurance only, to include a “cross liability warranty” provision, providing American and each of the other additional insureds the benefit of all provisions of the aviation liability insurance policy in the same manner as if there were a separate policy covering each additional insured (the total liability of the insurers, in respect of any and all insureds, shall not exceed the limits of liability set forth in the policy);

(f)Contractual Liability. With respect to the aviation liability insurance only, to accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this

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Agreement, but only to the extent of the coverage afforded by the aviation liability insurance policy or policies; and

(g)No Cancellation or Amendment. With respect to all of the insurance policies described in Section 10.01, to provide that such policies shall not be canceled, terminated or the limits or coverage required hereunder be reduced (or subjected to  an  adverse  change)  [***] in the case of nonpayment of premiums) after receipt by American of Notice from such insurers of such cancellation, termination or reduction.

(h)Evidence of Insurance Coverage. On the Effective Date and on each anniversary thereof during the Term, Contractor shall furnish to American a certificate of insurance certifying that such insurance and endorsements are in full force and effect. Such certificate shall be issued per the AVN67B form. If Contractor fails to acquire or maintain insurance as herein provided, then American may at its option secure such insurance on Contractor’s behalf and Contractor shall take all actions requested or directed by American and cooperate with American in connection with obtaining or maintaining such coverage.

ARTICLE XI.

INDEMNIFICATION

11.01CONTRACTOR’S INDEMNIFICATION OF AMERICAN INDEMNIFIED PARTIES. WITHOUT LIMITING ANY OBLIGATIONS OF CONTRACTOR AS MAY BE SET FORTH IN ANY RELATED AGREEMENT, CONTRACTOR SHALL INDEMNIFY, ASSUME LIABILITY FOR, DEFEND AND HOLD HARMLESS THE AMERICAN INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS AND SHALL PAY ON DEMAND ANY LOSSES THAT ANY AMERICAN INDEMNIFIED PARTY SUFFERS OR INCURS AS A RESULT OF, ARISING OUT OF, CAUSED BY OR OCCURRING IN CONNECTION WITH (OR ALLEGED TO ARISE OUT OF, BE CAUSED BY OR OCCURRING IN CONNECTION WITH) ANY OF THE FOLLOWING: (I) THE DEATH OF OR HARM OR INJURY TO PERSONS (INCLUDING ALL INVITEES, GUESTS, PASSENGERS AND SHIPPERS OF CARGO ON THE COVERED AIRCRAFT OR INVITEES OR GUESTS AT THE AMERICAN FACILITIES OR ANY EMPLOYEES OF CONTRACTOR OR AMERICAN OR ANY CONTRACTOR AGENT OR AMERICAN AGENT OR ANY AFFILIATE OF CONTRACTOR OR AMERICAN), AND ANY DELAY OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING PROPERTY OF SUCH INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES AND AMERICAN AGENTS AND CONTRACTOR AGENTS, DAMAGE TO ANY AIRCRAFT (INCLUDING THE COVERED AIRCRAFT OR ENGINES, OR, IN EACH CASE, ANY PART OR ACCESSORY THEREOF), ANY BAGGAGE, CARGO OR ANY OTHER PROPERTY AT OR INCLUDED IN THE AMERICAN GATES OR FACILITIES AND HAZARDOUS MATERIALS), IN EACH CASE OCCURRING WHILE SUCH PERSONS OR PROPERTY ARE UNDER THE CONTROL OF, BEING USED BY OR IN THE CUSTODY OF, OR BEING TRANSPORTED BY CONTRACTOR OR ANY AFFILIATE OF CONTRACTOR OR ANY CONTRACTOR AGENT (INCLUDING, FOR THE AVOIDANCE OF DOUBT, CLAIMS OR LOSSES ARISING OUT OF THE DEATH OF OR INJURY TO REGIONAL AIRLINE SERVICES PASSENGERS TRAVELING ON ANY TICKETS REGARDLESS OF ANY LIMITS OR CONDITIONS OF LIABILITY OR OTHER JURISDICTIONAL LIMITATIONS ON CLAIMS OR LOSSES OR PRESENT AT THE AMERICAN FACILITIES), EXCEPT TO THE EXTENT ANY CLAIM OR LOSS IS DETERMINED TO HAVE BEEN CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT; (II) ACTS OR OMISSIONS OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR, OR ANY CONTRACTOR AGENT, THAT ARE IN ANY WAY RELATED TO PROVIDING REGIONAL

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AIRLINE SERVICES OR REQUIRED TO BE PERFORMED OR NOT PERFORMED PURSUANT TO THE TERMS HEREOF OR ANY RELATED AGREEMENT OR IN CONNECTION WITH THE USE OF THE AMERICAN FACILITIES, INCLUDING NEGLIGENCE OR MISCONDUCT OF CONTRACTOR OR ANY CONTRACTOR AGENT, ANY VIOLATION OF ANY LAW, RULE OR REGULATION OF ANY GOVERNMENTAL AUTHORITY, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT; (III) THE PERFORMANCE, IMPROPER PERFORMANCE OR NONPERFORMANCE, DIRECTLY OR INDIRECTLY, OF ANY COVENANT OR AGREEMENT OF CONTRACTOR PURSUANT TO THIS AGREEMENT, OR ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF CONTRACTOR CONTAINED IN SECTION 9.01 OF THIS AGREEMENT OR CONTAINED IN ANY RELATED AGREEMENT; AND (IV) CONTRACTOR’S UNAUTHORIZED USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION OF AMERICAN OR ANY UNAUTHORIZED USE OF ANY COPYRIGHT (INCLUDING ANY AMERICAN COPYRIGHT), THE MARKS, ANY APPROVED MARK, ANY AMERICAN SYSTEM, ANY SOFTWARE (INCLUDING ANY AMERICAN SOFTWARE) OR DATA (INCLUDING AMERICAN DATA), WHETHER OR NOT IN VIOLATION OF THIS AGREEMENT.

11.02AMERICAN INDEMNIFICATION OF CONTRACTOR. AMERICAN SHALL INDEMNIFY, ASSUME LIABILITY FOR, DEFEND AND HOLD HARMLESS THE CONTRACTOR INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS AND PAY ON DEMAND ANY LOSSES THAT ANY CONTRACTOR INDEMNIFIED PARTY SUFFERS OR INCURS AS RESULT OF, ARISING OUT OF, CAUSED BY OR BE OCCURRING IN CONNECTION WITH (OR ALLEGED TO ARISE OUT OF, BE CAUSED BY OR OCCURRING IN CONNECTION WITH) ANY OF THE FOLLOWING: (I) THE DEATH OF OR HARM OR INJURY TO PERSONS (INCLUDING ALL INVITEES, GUESTS, PASSENGERS OR SHIPPERS OF CARGO), OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING PROPERTY OF SUCH INVITEES, GUESTS, PASSENGERS AND SHIPPERS OF CARGO), SOLELY TO THE EXTENT SUCH CLAIMS OR LOSSES (X) ARE DIRECTLY CAUSED BY HAZARDOUS MATERIALS TRANSPORTED BY CONTRACTOR AT THE EXPRESS DIRECTION OF AMERICAN, (Y) AMERICAN (OR A PERSON ARRANGED FOR BY AMERICAN) PROVIDED THE CARGO HANDLING FOR SUCH HAZARDOUS MATERIALS, AND (Z) ARE NOT DIRECTLY OR INDIRECTLY THE RESULT OF, ARISING OUT OF, OR CAUSED BY THE ACTION OR INACTION OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR OR ANY CONTRACTOR AGENT, (II) OTHER THAN AS SPECIFIED IN THE IMMEDIATELY FORGOING CLAUSE (I), THE DEATH OF OR HARM OR INJURY TO PERSONS (INCLUDING ALL INVITEES, GUESTS, PASSENGERS OR SHIPPERS OF CARGO), OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING PROPERTY OF SUCH INVITEES, GUESTS, PASSENGERS AND SHIPPERS OF CARGO) OCCURRING WHILE SUCH PERSONS OR PROPERTY ARE BEING TRANSPORTED BY, AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT PRIOR TO OR SUBSEQUENT TO ANY SCHEDULED FLIGHT (BUT, FOR THE AVOIDANCE OF DOUBT, EXCLUDING ANY SCHEDULED FLIGHT AND ANY CLAIMS OR LOSSES THAT WERE NOT IN THE PERFORMANCE OF ANY REGIONAL AIRLINE SERVICES BY ANY AFFILIATE OF AMERICAN), EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR OR ANY CONTRACTOR AGENT; (III) THE PERFORMANCE OR NONPERFORMANCE, DIRECTLY OR INDIRECTLY, OF ANY COVENANT OR AGREEMENT OF AMERICAN PURSUANT TO THIS AGREEMENT, OR ANY BREACH OF ANY REPRESENTATION AND WARRANTY OF AMERICAN SET FORTH IN SECTION 9.02 HEREOF OR ANY COVENANT OR OTHER AGREEMENT OF AMERICAN SET FORTH IN ANY RELATED AGREEMENT; AND (IV) ANY UNAUTHORIZED USE BY

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AMERICAN OF ANY CONFIDENTIAL INFORMATION OF CONTRACTOR, WHETHER OR NOT IN VIOLATION OF THIS AGREEMENT.

11.03	Procedure for Indemnification Claims.

(a)Indemnification by Contractor. Any American Indemnified Party wishing to assert a right to indemnification from Contractor under the terms and conditions of this Agreement shall provide Contractor with prompt Notice of any Claim that such American Indemnified Party believes gives rise to any Claim for indemnity against Contractor or which could result in any Losses; provided that the failure to so notify Contractor shall not relieve Contractor from any liability which it may have under this Article XI, unless and to the extent (x) Contractor did not otherwise learn of such action, threat or claim and (y) the lack of such notice by any American Indemnified Party results in the forfeiture by Contractor of substantial rights and defenses.

(i)With respect to third party Claims, Contractor shall be entitled, if it accepts financial responsibility for such third party Claim, to control the defense of, to settle or to pay for any such third party Claim at its expense and by its counsel; provided that the American Indemnified Party’s prior Consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling or paying for any such third party Claim. The American Indemnified Party shall provide Contractor with such information as Contractor shall reasonably request to defend or resolve any such third party Claim and shall otherwise cooperate with Contractor in the defense or resolution of any such third party Claim. If Contractor does not accept financial responsibility for the Losses relating to any third party Claim or fails to defend against the third party Claim that is the subject of a Notice under this Section 11.03(a) within [***] of receiving such Notice (or sooner if the nature of the third party Claim so requires), or otherwise contests its obligation to indemnify the American Indemnified Party in connection therewith and pay on demand all of the Losses associated with such Claim, the American Indemnified Party may, upon providing Notice to Contractor, pay, compromise or defend such third party Claim. In the latter event, the American Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek indemnification from Contractor. Except as set forth in this Section 11.03(a), the American Indemnified Party shall not enter into any settlement or other compromise or Consent to a judgment with respect to a third party Claim as to which Contractor has an indemnity obligation hereunder without the prior Consent of Contractor (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise, or the Consent to any judgment in violation of the foregoing shall constitute a waiver by any American Indemnified Party of its right to indemnity hereunder to the extent Contractor is materially prejudiced thereby. Contractor shall be subrogated to the rights of the American Indemnified Party to the extent that Contractor pays for any Losses suffered by the American Indemnified Party hereunder.

(ii)With respect to any other Claim, such Notice shall provide a reasonable estimate of the Losses, if then available, and within [***] after receipt of any Notice detailing any amount owed, Contractor shall either pay the amount of such Loss or contest the payment of such amount.

(b)Indemnification by American. Any Contractor Indemnified Party entitled to indemnification from American under the terms and conditions of this Agreement shall provide American with prompt Notice of any Claim that such Contractor Indemnified Party believes gives rise to a Claim for indemnity against American or which could result in any Losses; provided that

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the failure to so notify American shall not relieve American from any liability which it may have under this Article XI, unless and to the extent (x) American did not otherwise learn of such action, threat or claim and (y) the lack of such notice by such Contractor Indemnified Party results in the forfeiture by American of substantial rights and defenses.

(i)With respect to third party Claims, American shall be entitled, if it accepts financial responsibility for such third party Claim, to control the defense of, to settle or to pay for any such third party Claim at its own expense and by its own counsel; provided that the Contractor Indemnified Party’s prior Consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party Claim. The Contractor Indemnified Party shall provide American with such information as American shall reasonably request to defend or resolve any such third party Claim and shall otherwise cooperate with American in the defense or resolution of any such third party Claim. If American does not accept financial responsibility for the Losses relating to any third party Claim or fails to defend against the third party Claim that is the subject of a Notice under this Section 11.03(b) within [***] of receiving such Notice (or sooner if the nature of the third party Claim so requires), or otherwise contests its obligation to indemnify the Contractor Indemnified Party in connection therewith and pay on demand all of the Losses associated with such Claim, the Contractor Indemnified Party may, upon providing Notice to American, pay, compromise or defend such third party Claim. In the latter event, the Contractor Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek indemnification from American. Except as set forth in this Section 11.03(b), the Contractor Indemnified Party shall not enter into any settlement or other compromise or Consent to a judgment with respect to a third party Claim as to which American has an indemnity obligation hereunder without the prior Consent of American (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise, or the Consent to any judgment in violation of the foregoing shall constitute a waiver by any Contractor Indemnified Party of its right to indemnity hereunder to the extent American is prejudiced thereby. American shall be subrogated to the rights of the Contractor Indemnified Party to the extent that American pays for any Losses suffered by the Contractor Indemnified Party hereunder.

(ii)With respect to any other Claim, such Notice shall provide a reasonable estimate of the Losses if then available, and within [***] after receipt of any Notice detailing the amount owed, American shall either pay the amount of such Loss or contest the payment of such amount.

(c)Joint Claim. Notwithstanding anything contained in this Section 11.03 to the contrary, Contractor and American shall cooperate in the defense of any Claim imposed jointly against them.

11.04Employer’s Liability and Workers’ Compensation. American, on the one hand, and Contractor, on the other hand, shall bear full responsibility for their respective employer’s liability and workers’ compensation liability to their respective officers, directors, employees or American Agents or Contractor Agents, as applicable, on account of injury or death resulting from or sustained in the performance of their respective services under this Agreement. American, on the one hand, and Contractor, on the other hand, with respect to their employees, hereby accept full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age benefits, pensions or annuities now or hereafter imposed upon employers by

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any Governmental Authority, including state, local or foreign Governmental Authorities, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise, and American, on the one hand, and Contractor, on the other hand, further shall make such payments and make and file all reports and returns, and do everything to comply with the laws or rules of any Governmental Authority imposing such taxes, contributions or other payments.

ARTICLE XII.

TERM AND TERMINATION

12.01Term. This Agreement shall be effective as of the Effective Date and (unless earlier terminated as provided herein) shall continue until the Withdrawal of all of the Covered Aircraft in accordance with the terms hereof (the “Term”); provided that with respect to each Covered Aircraft, each Covered Aircraft’s term shall commence on its Implementation Date and, unless otherwise Withdrawn prior thereto pursuant to the provisions hereof, shall continue until the specified dates set forth on Schedule 1 under the heading “Aircraft Term” (each an “Aircraft Term”). A Covered Aircraft that has been Withdrawn from this Agreement shall no longer be subject to any of the terms and conditions of this Agreement, including any Aircraft Term.

12.02Termination and Withdrawal Rights. This Agreement may be terminated or certain Covered Aircraft may be Withdrawn during the Term hereof pursuant to this Section 12.02.

(a)Termination by American or Contractor. In addition to and without limiting Section 12.02(b) and Section 12.02(c) below or any other remedy available to either Party under applicable law, (i) if either American or Contractor has an Insolvency Event, then the other Party shall have the right to terminate this Agreement in accordance with this Article XII by providing Notice (which Notice shall specify the Termination Date and Wind Down Schedule, subject to this Article XII) to the Party suffering the Insolvency Event, (ii) with respect to Section 12.02(a)(ii) and/or Section 12.02(a)(iii) below, if either American or Contractor is the defaulting Party, then the other Party shall have the right to terminate this Agreement by providing Notice (which Notice shall specify the Termination Date and Wind Down Schedule, subject to the terms of this Article

XII)to the defaulting Party, or (iii) with respect to Section 12.02(a)(iv) below, either Party shall have the right to terminate this Agreement in accordance with this Article XII by providing at least [***] prior Notice [***] Notice shall only apply to Section 12.02(a)(iv) and shall specify the Termination Date and Wind Down Schedule, subject to this Article XII) to the other Party:

(i)Bankruptcy. American or Contractor (A) makes a general assignment for the benefit of creditors or becomes insolvent; (B) files a voluntary petition in bankruptcy;

(A)petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (D) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors; (E) becomes the object of any proceeding or action of the type described in (C) or (D) above and such proceeding or action remains undismissed or unstayed for a period of at least [***]; or (F) is involuntarily divested of a substantial part of its assets for a period of at least [***] (each of (A) through (F) above, an “Insolvency Event”); and

(ii)Material Breach. American, on the one hand as the defaulting Party, or Contractor, on the other hand, as the defaulting Party, shall refuse, neglect or fail to perform, observe or keep either (A) any material non-monetary covenants, agreements, terms or conditions on their part to be performed, observed or kept hereunder or in any Related Agreement, or (B) any other covenant, agreement, term or condition contained herein that would reasonably be expected to substantially deprive American, on the one hand as the non-defaulting Party or Contractor, on the other hand as a non-defaulting Party, of any material benefits of this Agreement or any Related Agreement (individually and collectively, a “Material Breach”) and any such Material Breach shall continue for a period of [***] or more after Notice to the defaulting Party to cure such Material Breach. “Material Breach” includes, but is not limited to: (A) Contractor’s failure to comply with any of the Standards of Service pursuant to and as set forth in Exhibit B hereof (subject to Section V of Exhibit B), (B) Contractor’s failure to timely deliver any information as specified in Section 6.06, or (C) Contractor’s failure to deliver the information required by Section 6.14(a) or Section 6.14(b) to American pursuant to the terms and conditions of Section 6.14(a) or Section 6.14(b), as applicable;

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(iii)Monetary Breach. (A) A Party shall fail to pay any amounts owing to the other Party under the terms and conditions of this Agreement or any Related Agreement, and such failure remains uncured for more than [***] after receipt of Notice of such failure to pay, or (B) a Party shall breach a monetary provision of this Agreement or any Related Agreement, and such breach remains uncured for more than [***] after receipt of Notice of such monetary breach; or

(iv)Number of Covered Aircraft. At any time during the Term, there are fewer than [***] Covered Aircraft subject to this Agreement.

(b)Termination or Withdrawal by American. In addition to and notwithstanding the other provisions of this Section 12.02, and in addition to any other remedy available to American under applicable law, American shall also have the right and option solely by providing Notice to Contractor to (i) terminate this Agreement as of a specified Termination Date and Withdraw all of the Covered Aircraft pursuant to a Wind Down Schedule provided by American and/or (ii) elect for any or all Covered Aircraft to be Withdrawn from the provisions of this Agreement on the Withdrawal Dates to be specified by American in the Notice of Withdrawal, on the occurrence of any of the following:

(i)Material Breach. The occurrence of a Material Breach by Contractor pursuant to Section 12.02(a)(ii) which continues for the period specified  in  such  Section 12.02(a)(ii);

(ii)Suspension of Contractor’s Certification. Contractor’s FAA or DOT certification used in connection with the Scheduled Flights or any Covered Aircraft is for any reason suspended, revoked, materially impaired in any manner or otherwise not in full force and effect;

(iii)Change of Control. A Change of Control has occurred to which American has not Consented in advance; provided that, without limiting American’s right to Consent in advance to any Change of Control, in the event that Contractor delivers Notice to American prior to a Change of Control requesting that American Consent to such Change of Control, and American wholly fails to respond to Contractor regarding such Notice within [***] of American’s receipt thereof, then American shall be deemed to have Consented to such Change of Control;

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(iv)Lack of Required Insurance Coverage. Contractor fails to comply in any respect with Article X, and, as a result thereof, the insurance required pursuant to this Agreement is not then in full force and effect or the insurance is not at any time in compliance in any respect with the requirements herein specified;

(v)Force Majeure Event. A Force Majeure Event occurs that affects Contractor’s ability to operate the Scheduled Flights or perform its other obligations under the Related Agreements and such Force Majeure Event continues for more  than  [***];

(vi)Contractor Labor Dispute. A Contractor Labor Dispute occurs, which impacts Contractor’s ability to provide the Regional Airline Services, and such Contractor Labor Dispute continues for more than [***];

(vii)Inspection or Audit. American determines in its reasonable, good-faith discretion, using recognized standards of safety, that (A) there is a material safety concern with the operation of any Scheduled Flights that has the potential to cause physical harm or significant reputational harm to American or its Affiliates or (B) Contractor’s level of safety with respect to its operation of the Covered Aircraft or the Scheduled Flights is not reasonably satisfactory to American;

(viii)Operation of Covered Aircraft. Contractor operates the Covered Aircraft for any purpose except as provided in this Agreement;

(ix)Failure to Maintain Controllable Completion Rate. Contractor’s Controllable Completion Rate is less than [***] during the Term of this Agreement;

(x)Failure to Maintain Controllable On Time Departures. Contractor’s Controllable On Time Departures is less than [***] during the Term of this Agreement; or

(xi)Operation in Violation of Collective Bargaining Agreement. Contractor breaches Section 6.09(a) hereof and such breach continues for at least [***] following American’s notice to Contractor thereof (such time period may be extended by American in American’s sole discretion).

(c)Withdrawal Rights of American.  In  addition  to  and  notwithstanding  Section 12.02(a) and Section 12.02(b) above, and in addition to any other remedy available to American under applicable law, American shall have the right and option solely by providing Notice to Contractor to Withdraw [***] Covered Aircraft on each occurrence of any of the following, in each case as may be specified in the Notice to Contractor (and Contractor shall thereafter Notify American of the specific tail numbers of each Covered Aircraft to be Withdrawn (in the event Contractor fails to notify American of such tail numbers within [***] of American sending such Notice, then American shall select the specific tail numbers in its sole discretion)):

(i)Failure to Maintain Controllable Completion Rate. Contractor’s Controllable Completion Rate is less than [***] during the Term of this Agreement;

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(ii)Failure to Maintain Controllable On Time Departures. Contractor’s Controllable On Time Departures is less than [***] during the Term of this Agreement; or

(iii)Cabin Interiors Program Failure to Satisfactorily Complete. Any component of the Cabin Interiors Program for any Covered Aircraft is completed in all material respects by the applicable Cabin Interiors Program Deadline, but not to American’s reasonable satisfaction and such failure continues for over [***], all as determined by American in its reasonable discretion; or

(iv)Cabin Interiors Program Failure to Complete on Time. Any component of the Cabin Interiors Program for any Covered Aircraft is incomplete in any material respect by the applicable Cabin Interiors Program Deadline, all as determined by American in its reasonable discretion.

(d)	Additional Withdrawal Rights of American.

(i)In addition to the other remedies set forth in Section 6.12 and this Section 12.02, and in addition to any other remedy available to American under applicable law, if a Notification Shortfall occurs with respect to [***] (or more), then American may also elect, in its sole discretion, upon Notice to Contractor given no later than [***] following the end of the such [***] (or more) period, to Withdraw from the provisions of this Agreement up to that number of Covered Aircraft that equals the average number of CAATS that did not meet the Contractor Threshold for the [***] (or more) periods (rounded up to the nearest whole number); provided that, following such Withdrawal, American may elect, in its sole discretion, to permit such Withdrawn aircraft to be reinstated as a Covered Aircraft hereunder upon delivery of Notice thereof to Contractor. For any and all Covered Aircraft to be Withdrawn pursuant to this Section 12.02(d)(i), American shall deliver a Notice stating (A) the Withdrawal Date for each Covered Aircraft, and (B) a schedule that identifies the number of Covered Aircraft to be Withdrawn. Contractor shall thereafter Notify American of the specific tail numbers of each Covered Aircraft to be removed in accordance with such Notice (in the event Contractor fails to notify American of the tail numbers within [***] of American sending such Notice, then American shall select the specific tail numbers in its sole discretion).

(ii)[***]

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(iii)[***].

(e)Rights and Obligations upon Termination or Withdrawal; Election of Remedies.

(i)Termination by Contractor. If Contractor terminates this Agreement pursuant to Sections 12.02(a), then the Wind Down Schedule shall be determined in accordance with the following terms and conditions:

(A)The Notice of termination delivered by Contractor to American pursuant to Sections 12.02(a)(i), 12.02(a)(ii) or 12.02(a)(iii) shall be irrevocable by Contractor and shall include a Termination Date that is at least [***]

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after the date of such Notice and a Wind Down Schedule that specifically identifies (by aircraft tail number or engine serial number, as applicable) the Withdrawal Date for each Covered Aircraft then subject to the provisions of this Agreement. The Wind Down Schedule shall provide for the Withdrawal of no more than [***] Covered Aircraft per month, until all Covered Aircraft are Withdrawn from the terms of this Agreement.

(B)The Notice of termination delivered by Contractor to American pursuant to Section 12.02(a)(iv) shall be irrevocable by Contractor and shall include a Termination Date that is at least [***] after the date of such Notice and a Wind Down Schedule that specifically identifies (by aircraft tail number or engine serial number, as applicable) the Withdrawal Date for each Covered Aircraft then subject to the provisions of this Agreement. The Wind Down Schedule shall provide for the Withdrawal of no more than [***] Covered Aircraft per month (unless otherwise mutually agreed by the Parties), until all Covered Aircraft are Withdrawn from the terms of this Agreement.

(C)For the avoidance of doubt, it is intended that the rights and remedies referred to in this Section 12.02(e)(i) shall be cumulative and in addition to any rights or remedies otherwise available at law or in equity. The exercise by Contractor of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Contractor of any or all of such other rights or remedies.

(ii)	Termination or Exercise of Withdrawal Rights by American.

(A)Termination by American. In the event that American elects to terminate this Agreement pursuant to Section 12.02(a) or Section 12.02(b), the Notice delivered by American to Contractor shall be irrevocable and shall include the Termination Date selected by American and a Wind Down Schedule that identifies the Withdrawal Dates selected by American for all Covered Aircraft; it being understood that (unless American is terminating this Agreement pursuant to Section 12.02(a)(i), Section 12.02(a)(iv) or Section 12.02(b)(vi)) the first Withdrawal Date shall be no earlier than [***] following Contractor’s receipt of such Notice of termination. If American is terminating this Agreement pursuant to Section 12.02(a)(iv) then the first Withdrawal Date shall be no earlier than [***] following Contractor’s receipt of such Notice of termination and the Wind Down Schedule shall provide for the Withdrawal of no more than [***] Covered Aircraft per month (unless otherwise mutually agreed by the Parties), until all Covered Aircraft are Withdrawn from the terms of this Agreement.

(B)[***]

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(C)Within [***] of American sending Contractor a Wind Down Schedule or Notice of Withdrawal, as applicable, Contractor shall Notify American of the specific tail numbers of each Covered Aircraft to be Withdrawn in accordance with such Notice or Wind Down Schedule, as applicable. In the event Contractor fails to Notify American of the tail numbers within such [***] period, American shall select the specific tail numbers in its sole discretion.

(D)For the avoidance of doubt, any Covered Aircraft Withdrawn from the provisions of this Agreement pursuant to this Section 12.02(e)(ii)(A) shall no longer be used to provide Regional Airline Services following such Withdrawal under this Agreement and any compensation to be paid by American to Contractor with respect to such Withdrawn Covered Aircraft shall be prorated based on the number of days such Covered Aircraft was subject to this Agreement and the number of days in the applicable calendar month. In addition, until such time as such Covered Aircraft are Withdrawn, the same shall be subject to all the terms and conditions of this Agreement relating to the provision of Regional Airline Services.

(E)For the avoidance of doubt, it is intended that the rights and remedies referred to in this Section 12.02(e) shall be cumulative and in addition to any rights or remedies otherwise available hereunder or under any Related Agreement or at law or in equity. The exercise by American of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by American of any or all of such other rights or remedies.

(iii)Obligations upon Withdrawal of Covered Aircraft or Termination. Neither termination of this Agreement nor Withdrawal of any Covered Aircraft from the terms of this Agreement for any reason shall relieve American or Contractor of their rights and obligations incurred prior to the Termination Date or Withdrawal Date, as applicable, of such Covered Aircraft. If a Wind Down Schedule is delivered by either Contractor or American pursuant to the terms of this Section 12.02(e), Contractor shall continue to operate any Covered Aircraft for Scheduled Flights until its Withdrawal Date and Contractor shall receive compensation for such Scheduled Flights in accordance with the provisions hereof and subject to the terms and conditions hereof. Nothing contained herein shall limit Contractor’s obligations to provide maintenance and repair services for the Covered Aircraft (including any Engines) prior to such Withdrawal Date, as applicable.

ARTICLE XIII. INTENTIONALLY OMITTED.

13.01Intentionally Omitted.

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ARTICLE XIV. MISCELLANEOUS

14.01Notices. All Notices, Consents, or amendments under this Agreement shall be in writing in English and shall be deemed given to American or Contractor, as the case may be, upon

(a)confirmation of receipt of a delivery in person; (b) a transmitter’s confirmation of a receipt of an email transmission (but only if followed by confirmed delivery the following Business Day (i) by a nationally recognized overnight courier or (ii) by hand); or (c) confirmed delivery by a nationally recognized overnight courier, to the Parties at the addresses below.

If to American, to:

[***]

with copies delivered at the same address to the attention of:

[***]

and

[***]

If to Contractor, to:

[***]

with a copy to:

[***]

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And if to American pursuant to Section 14.06(b), a copy of such Notice shall also be provided to:

[***]

and

[***]

If to American pursuant to Exhibit D, to:

[***]

or, in each case, to such other address as a Party may have furnished to the other Party by a Notice in accordance with this Section 14.01.

Where in this Agreement the words “request,” “directed,” “inform,” “furnish” or “approved” or similar phrases, expressions or derivatives thereof are used rather than the terms Notice or Consent, such instruction to receive such communication shall be sufficient if done by email (and not in a second writing) (each a “Communication”) so long as it is provided (i) in accordance with past practices or, if there are no past practices, in accordance with customary industry practices; (ii) the Person providing the Communication reasonably believes that the Person receiving such Communication is authorized to receive such Communication; and (iii) the Person receiving such Communication reasonably believes the Person providing such Communication has the apparent or actual authority to undertake the action in question.

14.02Binding Effect and Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding and enforceable upon the Parties and their respective successors and permitted assigns. Without limiting any restrictions contained in any of the Related Agreements and except with respect to (a) a merger, reorganization, or consolidation of American with or into another Person; (b) an assignment of this Agreement or any rights pertaining thereto, in whole or in part, by American to an Affiliate of American or Parent; (c) a transaction, or series of transactions, by American involving the sale, pledge, lease, transfer or exchange of substantially all of the assets of

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American; or (d) any pledge or creation of any security interest in American’s rights under this Agreement, this Agreement and any of the rights, interests or obligations hereunder shall not be assignable or assigned (including by merger or operation of law) by any Party without the prior Consent of the other Party. In the event of (a), (b), or (c) above, Contractor shall be deemed to have released (without further action on the part of Contractor) American from any and all duties, obligations and liabilities (including assignor liability) arising under this Agreement after the date of assignment (including those liabilities arising from acts or omissions of American that occurred prior to the assignment), so long as American’s assignee has agreed to assume American’s duties, obligations and liabilities arising under this Agreement.

14.03Amendment and Modification. Subject to Section 14.02, and except as otherwise expressly provided herein, this Agreement may not be amended or modified in any respect except by a written agreement signed by both of the Parties.

14.04Waiver. The performance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the Party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any Party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement.

14.05Interpretation. The table of contents and the Article, Section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the Parties, and shall not in any way affect the meaning or interpretation of this Agreement or any Exhibit or Schedule hereto. All references to days, months or years shall be deemed references to calendar days, months or years. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to an Article or Section of this Agreement or an Exhibit or Schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided they shall be deemed to be followed by the words “without limitation.” All references to “meet” or “meeting” (in the context of the Parties meeting to discuss or confer) shall be deemed to include meeting in person, telephonically or through other electronic means. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing the document to be drafted. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence. Notwithstanding anything set forth in this Agreement, nothing herein shall be deemed to modify, restrict or limit any other requirements (including insurance) that may be required under any other Related Agreement.

14.06	Confidentiality and Public Communications.

(a)Confidential Information. Without limiting any other confidentiality obligations of Contractor as may be set forth in any of the other Related Agreements and except as may be either (a) provided in any of the Related Agreements, (b) requested by any court or administrative agency, (c) required by any law, rule or regulation of a Governmental Authority, (d) requested by a Governmental Authority, stock exchange or rating agency, or (e) required in any proceeding to

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47

enforce the provisions of this Agreement or any of the Related Agreements, American and Contractor agree (i) not to publicize or disclose to any Third Party any Confidential Information of the other Party, including the terms or conditions of this Agreement and any Related Agreement or any exhibit, schedule or appendix hereto or thereto, without the prior Consent of the other Party, except that a Party may disclose such information to its Affiliates, any Party for which indemnification is provided pursuant to this Agreement, Third Party consultants, advisors, representatives or labor organizations, unions, work groups or other groups negotiating or subject to such Party’s collective bargaining agreements, in each case, that have agreed to keep such information confidential and (ii) not to use any such Confidential Information of the other Party other than in connection with performing their respective duties and obligations or enforcing their respective rights and privileges under this Agreement or the Related Agreements or as otherwise expressly contemplated by this Agreement or the Related Agreements. If any Party is served with a subpoena or other process requiring the production or disclosure of any Confidential Information of the other Party, then the Party receiving such subpoena or other process, before complying with such subpoena or other process, shall, to the extent permitted by applicable law, promptly provide Notice to the other Party of same and permit said other Party a reasonable period of time to intervene and contest disclosure or production. Upon any termination of this Agreement, each Party must, at the written request of the other Party, return or destroy Confidential Information received from the other Party which is still in the recipient’s possession or control and certify its compliance with such written request. Notwithstanding the foregoing, the Parties may disclose to Third Parties, without limitation of any kind, the United States federal or state income tax treatment and tax structure of the transactions contemplated pursuant to the Related Agreements and all materials of any kind provided to them relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the United States federal or state income tax treatment, but does not include other Confidential Information, including the identity of the Parties.

(b)Public Communications. Except as disclosed in connection with compliance with applicable securities laws and any stock exchange listing requirement, Contractor shall not issue any press release or public announcement relating to Regional Airline Services, Scheduled Flights, the cessation of Scheduled Flights, schedule changes, customer initiatives, marketing programs or promotions, without American’s prior written Consent following a sufficient time for American to review the press release or public announcement.

(c)Survival. This Section 14.06 shall survive the termination of this Agreement for a period of [***]; provided that information that relates in any way to American Data or is personal in nature or subject to any privacy rights shall remain subject to this Section 14.06 in perpetuity.

14.07Cooperation with Respect to Reporting. American, on the one hand, and Contractor, on the other hand, shall use their commercially reasonable efforts to cooperate with the other in providing necessary data, to the extent in the possession of the other, required by the other to meet any reporting requirements to, or otherwise necessary in connection with any filing with or provision of information to be made to, any regulatory agency, stock exchange, rating agency, or other Governmental Authority by the other.

14.08	Right of Set-off.

(a)General Right of Set-Off. American shall be entitled to set-off against any payment owed by American to Contractor under this Agreement any amount (other than amounts subject to a bona fide, good faith, reasonable dispute by Contractor) owed by Contractor to American under this Agreement or any Related Agreement; provided that contemporaneously with

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any such set-off, American shall give Notice of such action to Contractor; provided further, that the failure to give such Notice shall not affect the validity of the set-off. If American shall be in default of any of its obligations under this Agreement, then Contractor shall be entitled to set-off against any undisputed payment owed by Contractor to American under this Agreement any undisputed amount owed by American to Contractor under this Agreement; provided that contemporaneously with any such set-off, Contractor shall give Notice of such action to American; provided further, that the failure to give such Notice shall not affect the validity of the set-off. It is specifically agreed that for purposes of the set-off by American, on the one had as a non-defaulting Party, or Contractor, on the other hand as a non-defaulting Party, mutuality shall be deemed to exist between American and Contractor. Upon completion of any such set-off, the obligation of the non- defaulting Party to the defaulting Party shall be extinguished to the extent of the amount so set-off. This set-off provision shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which American, on the one had as a non-defaulting Party, or Contractor, on the other hand as a non-defaulting Party, is at any time otherwise entitled (either by operation of law, contract or otherwise).

14.09Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by electronic signature or portable document format (pdf).

14.10Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.11GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM RELATED THERETO, WHETHER IN TORT OR CONTRACT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING NEW YORK CONFLICT OF LAWS PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT, PERFORMANCE AND REMEDIES.

14.12	Entire Agreement; Conflicts with this Agreement; Amendment and Restatement.

(a)This Agreement (including the Exhibits and Schedules attached hereto) together with the Related Agreements, constitute the entire agreement between the Parties relating to the subject matter hereof; it being understood that each of the Related Agreements shall be treated as separate obligations and agreements of the Parties thereto concerning the specific subject matter thereof. This Agreement terminates and supersedes all prior or contemporaneous agreements, discussions, undertakings and understandings, whether written or oral, express or implied, concerning the subject matter hereof. This Agreement and the Related Agreements constitute an integrated set of agreements and neither Party would have entered into this Agreement absent the execution of the Related Agreements.

(b)It is understood and agreed that none of the Related Agreements shall be subject to any counterclaim or defense based on any failure to perform any Related Agreement, except to the extent specifically provided in any such agreement or in this Agreement.

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49

(c)The Parties acknowledge and agree that this Agreement (including the Exhibits and Schedules attached hereto) shall be construed and interpreted (to the extent any such construction or interpretation ever is necessary) without reference to, or supplementation by, the terms and conditions of the Related Agreements other than as expressly stated in this Agreement. The effectiveness of this Agreement shall not be deemed a waiver by either Party of any disclosed or undisclosed breach, default, event of default or termination event under any Related Agreement. Furthermore, the Parties agree that each Party’s obligation to indemnify the other under this Agreement is in addition to (and not in lieu of) any other obligations pursuant to any other agreement between the Parties to indemnify, protect or hold the other Party harmless (including the Related Agreements), but without duplication of any amounts payable by one Party to the other Party under this Agreement and such other agreement with respect to the same indemnification claim.

(d)American and Contractor have agreed that this Agreement is an amendment and restatement of the Existing CPA in its entirety and the terms and provisions hereof supersede the terms and provisions thereof, and this Agreement is not a new or substitute agreement or novation of the Existing CPA. In furtherance of the foregoing, it is the intent of the Parties that this Agreement supersedes and replaces the Existing CPA in its entirety as of the Effective Date (it being understood that the Existing CPA shall govern the relationship between the Parties prior to the Effective Date); provided that (i) such amendment and restatement shall operate to renew, amend and modify the rights and obligations of the Parties under the Existing CPA, as applicable and as provided herein, but shall not effect a novation thereof and (ii) the liabilities and obligations of either Party under the Existing CPA and documents executed in connection therewith shall not be extinguished, but shall remain outstanding and payable and be carried forward. On and after the Effective Date, (A) all references to the Existing CPA in the Related Agreements (other than this Agreement) will be deemed to refer to the Existing CPA as amended and restated by this Agreement and (B) all references to any section (or subsection) of the Existing CPA in any Related Agreement (but not in this Agreement) will be deemed amended, mutatis mutandis, to refer to the corresponding provisions of this Agreement. The amendment and restatement effected by this Agreement is limited as written and is not a consent to any other amendment, restatement, or waiver or other modification, whether or not similar, and, except as expressly provided in this Agreement or in any other Related Agreement, all terms and conditions of the Related Agreements remain in full force and effect unless otherwise specifically amended by this Agreement or by any other Related Agreement.

14.13Remedies Cumulative. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

14.14Further Assurances. The Parties agree to take such further actions and execute and deliver such other documents, certificates, agreements and other instruments as may be reasonably necessary or desirable in order to implement the transactions contemplated by this Agreement.

14.15No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the Parties and their respective permitted assigns, any rights, privileges, remedies, duties, obligations or liabilities under or by reason of this Agreement and no Person who is not a Party to this Agreement may rely on the terms hereof. Notwithstanding the

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50

foregoing, (a) each American Indemnified Party shall be a third party beneficiary with respect to Section 11.01 hereof and shall have all of the rights, benefits and privileges of a third party beneficiary with respect to Section 11.01 hereof; and (b) each Contractor Indemnified Party shall be a third party beneficiary with respect to Section 11.02 hereof and shall have all of the rights, benefits and privileges of a third party beneficiary with respect to Section 11.02 hereof.

14.16	Relationship of the Parties.

(a)Contractor Employees. Any employees of Contractor or any Contractor Agent engaged in providing any of the Regional Airline Services are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of American. In their performance under this Agreement, Contractor shall act, for all purposes, as independent contractors and not as agents for American. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of American pursuant to this Agreement, American shall have no supervisory power or control over any employees of Contractor or any Contractor Agent engaged by Contractor in connection with their performance hereunder, and all complaints or requested changes in procedures made by American shall, in all events, be transmitted by American to Contractor’s Representative. Except as otherwise provided in this Agreement, nothing contained in this Agreement is intended to limit or condition Contractor’s control over their operations or the conduct of their business as an air carrier, and Contractor and its principals assume their risks of financial losses which may result from the operation of the air services to be provided by Contractor hereunder.

(b)Limits on Relationship. Nothing in this Agreement shall be interpreted or construed as establishing between the Parties a fiduciary relationship, partnership, joint venture or other similar arrangement. Nothing in this Agreement authorizes either Party to make any contract, agreement, warranty, or representation on the other’s behalf, or to incur any debt or obligation in the other’s name.

(c)Contractor Flights. The fact that Contractor’s operations are conducted under American’s flight designator code and branded service shall not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the Parties, and Contractor and American covenant and agree to advise all Persons in accordance with industry standard practices, including passengers, of this fact.

14.17Jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and, if such court does not have jurisdiction, of the courts of the State of New York sitting in the City of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the other Party. To the extent permitted by applicable laws, rules or regulations of a Governmental Authority, each Party waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (a) that it is not subject to the jurisdiction of the above- named courts; (b) that the suit, action or proceeding is brought in an inconvenient forum; or (c) that the venue of the suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts. With respect to any legal action or proceeding arising out of or in connection with this Agreement, the subject matter hereof or any of the transactions contemplated hereby in any of the courts referred to in clause (a) of the first sentence of this Section 14.17, service of process on Contractor in any such action or  proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, addressed as follows:

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51

[***]

Contractor by Notice to American may designate a different address for subsequent service of process. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

14.18WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

14.19	LIMITATION ON DAMAGES.

(a)AMERICAN AND ITS AFFILIATES SHALL NOT BE LIABLE TO CONTRACTOR OR ANY OF ITS AFFILIATES FOR (AND CONTRACTOR HEREBY DISCLAIMS AND WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO RECOVER WITH RESPECT TO) ANY CLAIMS FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING LOST REVENUES, INTERRUPTION OF SERVICE, LOSS OF BUSINESS, LOST PROFITS OR LOST PROSPECTIVE ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW, RULE OR REGULATION OF A GOVERNMENTAL AUTHORITY OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND CONTRACTOR HEREBY RELEASES AMERICAN AND ITS AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES. IT IS UNDERSTOOD AND AGREED THAT: (i) NEITHER AMERICAN NOR ANY OF ITS AFFILIATES SHALL HAVE ANY OBLIGATION UNDER THIS AGREEMENT OR THE RELATED AGREEMENTS TO PROVIDE ANY COVERED AIRCRAFT; (ii) NEITHER CONTRACTOR NOR ITS AFFILIATES MAY CLAIM ANY DAMAGES UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT BASED ON AMERICAN’S OR ITS AFFILIATES’ FAILURE TO SO PROVIDE THE COVERED AIRCRAFT; AND (iii) ANY DAMAGES OWED TO AMERICAN HEREUNDER SHALL NOT BE SUBJECT TO ANY CLAIM, COUNTERCLAIM OR DEFENSE RELATING TO ANY FAILURE BY AMERICAN OR ITS AFFILIATES TO PROVIDE ANY COVERED AIRCRAFT.

(b)CONTRACTOR AND ITS AFFILIATES SHALL NOT BE LIABLE TO AMERICAN OR ANY OF ITS AFFILIATES FOR (AND AMERICAN HEREBY DISCLAIMS AND WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO RECOVER WITH RESPECT TO) ANY CLAIMS FOR INCIDENTAL, INDIRECT, OR CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING LOST REVENUES, INTERRUPTION OF SERVICE, LOSS OF BUSINESS, LOST PROFITS OR LOST PROSPECTIVE ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER

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52

RELATED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW, RULE OR REGULATION OF A GOVERNMENTAL AUTHORITY OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND AMERICAN HEREBY RELEASES CONTRACTOR AND ITS AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES; PROVIDED HOWEVER THAT THE FOREGOING SHALL IN NO WAY LIMIT OR EXCUSE CONTRACTOR’S OR ITS AFFILIATES’ OBLIGATIONS TO PAY AND BE LIABLE FOR (AND THE FOLLOWING SHALL NOT BE DEEMED TO BE INCIDENTAL, INDIRECT, OR CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES): AMOUNTS IN CONNECTION WITH ANY CLAIM FOR INDEMNIFICATION UNDER ARTICLE XI, ANY FINES OR OTHER PENALTIES AS A RESULT OF CONTRACTOR’S ACTIONS OR INACTIONS, ANY LOSSES OR DAMAGES THAT ARE REASONABLY FORESEEABLE OR DIRECTLY TRACEABLE TO A BREACH BY CONTRACTOR OR ITS AGENTS, OR ANY OTHER AMOUNTS REQUIRED TO BE PAID BY CONTRACTOR AS OTHERWISE SPECIFIED IN THIS AGREEMENT.

(c)NO PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF ANY OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER; PROVIDED THAT NOTHING IN THIS SECTION 14.19 SHALL RESTRICT THE RIGHT OF ANY PARTY TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO Article XII.

14.20Equitable Remedies. American and Contractor each hereby acknowledge and agree that, subject to the terms of this Section 14.20, if the rights of a Party may be materially and irreparably harmed by actions to be taken or taken by another Party, in addition to its rights under this Agreement, a Party may apply to any court of law or equity of competent jurisdiction in the State of New York sitting in the City of New York for specific performance and/or other injunctive relief in order to enforce or prevent any breach of this Agreement or enjoin other such action being taken or proposed to be taken by the other Party.

14.21Survival of Certain Obligations. Except (a) for the covenants and agreements in Section 6.04, Section 6.12, Section 6.13, Section 6.14, Article XI, Article XII, Article XIV,  Schedule 3, Schedule 5, Schedule 7, and Exhibit D, (b) as provided in the Related Agreements, (c) as otherwise expressly provided in this Agreement, and (d) as set forth in the following sentence, all representations, warranties, covenants and agreements of the Parties set forth in this Agreement shall terminate and expire, and shall cease to be in full force and effect following the Termination Date. Notwithstanding the foregoing, all covenants and agreements of either Party that contemplate actions to be taken or obligations in effect after the Termination Date or the return of any Covered Aircraft pursuant to this Agreement or any Related Agreement shall survive the Termination Date or termination to the extent contemplated hereby or thereby.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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53

IN WITNESS WHEREOF, American and Contractor have entered this Agreement effective  as of the Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Devon May
Name:	Devon May
Title:	Senior Vice President, Finance and American Eagle

MESA AIRLINES, INC.

By:	/s/ Brad Rich
Name:	Brad Rich
Title:	Chief Operating Officer

Capacity Purchase Agreement

4847-4514-0145 v.33

Signature Page to

SCHEDULE 1

COVERED AIRCRAFT

Make/Model	Tail Number	Build Year	#1 Engines	#2 Engines	Implementation Date	Aircraft Term	Repainting Date	Batch
			(Serial Number)*	(Serial Number)*
1.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9.CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Schedule 1 - 1

30. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* Subject to the terms and conditions of this Agreement, Contractor may substitute Engines listed on this Schedule 1 within its reasonable discretion. Contractor shall promptly Notify American of any such substitution (which Notice shall include the engine serial number for each of the former Engine and the substitute Engine).

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Schedule 1 - 2

SCHEDULE 2

[***]

I.[***]

II.[***]

III.[***]

IV.[***]

V.[***]

VI.[***]

VII.[***]

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Schedule 2 - 1

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

A.[***]

1.[***]

2.[***]

3.[***]

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Schedule 2 - 2

VIII.[***]

IX.[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Schedule 2 - 3

SCHEDULE 3

[***]

I.[***]

A.[***]

B.[***]

C.[***]

D.[***]

E.[***]

F.[***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Schedule 3 - 1

G.[***]

H.[***]

(1)[***]

(2)[***]

(3)[***]

(4)[***]

I.[***]

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Schedule 3 - 2

J.[***]

K.[***]

L.[***]

M.	[***]

N.[***]

O.[***]

P.[***]

Q.[***]

R.[***]

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Schedule 3 - 3

S.[***]

II.[***]

A.[***]

B.[***]

C.[***]

D.[***]

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Schedule 3 - 4

E.[***]

F.[***]

G.[***]

H.	[***]
I.	[***]

J.[***]

K.	[***]
L.	[***]

M.[***]

N.[***]

O.[***]

P.[***]

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Schedule 3 - 5

Q.[***]

R.[***]

S.[***]

T.[***]

U.[***]

V.[***]

W.[***]

X.[***]

Y.	[***]

Z.[***]

AA.[***]

BB.[***]

CC.[***]

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Schedule 3 - 6

III.[***]

A.[***]

B.[***]

C.[***]

D.[***]

E.[***]

F.[***]

G.[***]

H.	[***]

I.[***]

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Schedule 3 - 7

J.[***]

K.[***]

L.[***]

M.	[***]

N.[***]

O.[***]

P.[***]

Q.[***]

IV.[***]

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Schedule 3 - 8

V.[***]

VI.[***]

VII.[***]

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Schedule 3 - 9

[***]

[***]

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Schedule 3  Annex I

SCHEDULE 4

FUEL EFFICIENCY PROGRAM

Contractor’s Fuel Efficiency Program shall incorporate at least the following:

I.Contractor shall participate jointly with American to interface with appropriate ATC facilities, management, and other personnel to minimize operational restrictions, and improve ATC handling of Scheduled Flights.

II.Contractor shall implement, update and monitor flight planning fuel policies, including statistical tracking of fuel added by pilots and dispatchers, efficient reserves, and other objectives.

III.Contractor shall implement, update and monitor pilot and dispatcher training on the policies and objectives described in Section II of this Schedule 4.

IV.Contractor shall implement, update and monitor an effective fuel tankering program, including American’s tankering suggestions and calculations, using validated methods and formulas; American shall provide Contractor with cost data.

V.Contractor shall provide data (ACARS or another source) as requested by American to American or one of American’s agents in support of the program to be used for statistical tracking, analysis and measurement of fuel efficiency and for identifying and correcting deficiencies at the fleet and system levels.

VI.Contractor shall designate a manager to lead Contractor’s fuel task force (“Contractor Fuel Task Force”) which has overall responsibility for fuel efficiency.

VII.Reviews each [***] shall be conducted by the Contractor Fuel Task Force of the Fuel Efficiency Program using data from American in order to review Contractor’s fuel performance. Such reviews shall include the manager of Contractor’s Fuel Task Force as described in Section VI of this Schedule 4 and representatives from the following groups: Contractor’s Service Operations Center, Contractor’s Flight group, American’s Operations Engineering group and other American personnel as designated by American.

VIII.Weight management oversight shall be conducted by Contractor’s Fuel Task Force, including development of a policy to optimize arrival fuel.

IX.Contractor shall implement and update an auxiliary power unit management policy so as to prevent unnecessary or costly operation of the auxiliary power unit and to the extent commercially feasible for Contractor, monitor its auxiliary power units.

X.Contractor shall implement, update and monitor a single engine taxi policy both before takeoff and after landing.

XI.Contractor shall implement, update and monitor policy related to operationally efficient takeoff and landing flap selection priorities.

XII.Contractor shall implement, update and monitor an engine maintenance program or maintenance contracts that considers deterioration in specific fuel consumption and, to the extent

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Schedule 4 - 1

commercially feasible, allow for cost effective early removal and repair or overhaul of high burn engines, provided there are other indications of engine deterioration and within the vendor’s agreement.

XIII.It is understood that American may subsequently develop additional fuel efficiency programs or similar policy requirements for Contractor. Contractor shall use commercially reasonable efforts to implement such program or policy. To the extent such program or policy requires Contractor to incur additional costs and expenses, including obtaining additional software programs, in excess of amounts currently incurred by Contractor to collect, store or obtain additional data on behalf of American, Contractor shall provide American with a reasonable detailed estimate of such additional costs and expenses and shall only be required to provide such additional collection, storage or data if American Consents that such additional costs and expenses shall be deemed Pass Through Costs.

XIV.Contractor shall monitor the information consisting of the following fields for all flights flown by Contractor for American under this Agreement and shall provide monthly tracking data to American consisting of the following fields for all flights (including Scheduled Flights, Maintenance Flights and Ferry Flights) for all Covered Aircraft that have Rockwell Collins ACARS systems flown by Contractor for American under this Agreement:

Carrier Code
A/C Tail Number
Aircraft Type
Flight Number
Flight Date
Departure
Destination
Planned Takeoff Fuel
Takeoff Weight Planned
Flight Planned Burn
Planned Landing Weight
Planned Landing Fuel
Planned Zero Fuel Weight
Estimated Time Enroute
Average Wind Component at altitude
Average ISA at altitude
Top of Climb ISA
Alternate 1
Alternate 2
Alternate Fuel
Reserve Fuel
Hold Fuel
Extra Hold Fuel
Extra (contingency) Fuel
Tanker Fuel (separate from “Extra”) to the extent such information becomes available
Estimated Departure Time (Zulu)
Coded Route
Total Flight Plan Distance
First Cruise Flight Level
Step Climb/Descent FL
Dispatcher Name (or code)
Captain Name (or Code)

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Schedule 4 - 2

OOOI Times (Zulu)
Scheduled Block Time (from the block planning schedule)
Actual Block Time (from OOOI times)
Planned Flight Time
Actual Off to On Time (from OOOI times)
Source of the OOOI times (ACARS, FPLOT, Manual entry)
Scheduled Block Time (from release) converted to minutes
Actual Block Time (from OOOI times) converted to minutes
Scheduled Flight Time converted to minutes
Actual Off to On Time (from OOOI times) converted to minutes
Minutes Over/Under Sked Block Time
Minutes Over/Under Sked Flight Time
Planned Pushback Fuel
Planned Gate Arrival Fuel
Actual Pushback Fuel (OOOI reported)
Actual Gate Arrival Fuel (OOOI reported)
Difference between Planned and Actual Arrival Fuel
Difference between Flight Plan Burn and Actual Burn
Actual ZFW (if available from ACARS data TOGW)
Max Takeoff Gross Weight
Actual flight release (today’s release) block time in minutes
Actual release (today’s release) flight time in minutes
Dispatcher Desk
Captain in specific format: DAVEY BRUCE CA 000110662 (mandatory)
GMT DTG
Y or N for a tanker flight recommended by MSC weekly updates
Taxi out Fuel Planned
Taxi In Fuel Planned
Highest Flight Altitude Achieved (ACARS)
Cruise airspeed 1 (L/O plus [***] minutes)(ACARS) to the extent such information becomes available
Cruise airspeed 2 (L/O plus [***] minutes)(ACARS) to the extent such information becomes available
Cruise airspeed 3 (L/O plus [***] minutes)(ACARS) to the extent such information becomes available

XV.Contractor shall incorporate the following data reporting into the ACARS systems in all Covered Aircraft, enabling the collection of single engine start and stop information. Monthly tracking data shall be provided to American consisting of the following fields for all flights flown by Contractor for American:

Date
Departure Station
Arrival Station
Flight Number
Tail Number
Equipment
Departure Gate
Actual Departure Time

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Schedule 4 - 3

Actual Off Time
Actual On Time
Actual Arrival Time
Engine (L/R)
Start
Stop
Duration
SE Taxi Out
SE Taxi In
SE Taxi Out Duration
SE Taxi In Duration
Taxi Out Duration
Taxi In Duration
Carrier
First Flight of Day
Captain in specific format: DAVEY BRUCE CA 000110662 (mandatory)

XVI.Contractor shall incorporate the following data reporting into the ACARS systems in all Covered Aircraft, enabling the collection of APU start and stop time stamped information, to the extent such information is available or becomes available. Monthly tracking data shall be provided to American consisting of the following fields for all flights flown by Contractor for American:

1. Flight number
2. Aircraft Number
3. Time
4. Initial conditions
a. APU start/shutdown
b. External electrical power
c. External air conditioning
d. Fuel Quantity
e. Aircraft internal temperature
f. Outside Air Temperature
g. Baggage Compartment doors Open/Closed
h. External communications connection status
5. Preflight
a. Changes in conditions
i. APU start/shutdown
ii. External electrical
iii. External air conditioning
iv. External communications connection
b. Start of APU time(s)
6. Arrival
a. APU start/shutdown
b. External power attached
c. External power employed

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Schedule 4 - 4

SCHEDULE 5

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I.[***]

A.[***]

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B.[***]

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Schedule 5 - 1

1.[***]

2.[***]

3.[***]

C.[***]

D.[***]

II.[***]

A.[***]

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Schedule 5 - 2

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B.[***]

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Schedule 5 - 3

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C.[***]

D.[***]

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Schedule 5 - 4

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E.[***]

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Schedule 5 - 5

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III.[***]

A.[***]

IV.[***]

A.[***]

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Schedule 5 - 6

B.[***]

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C.[***]

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Schedule 5 - 7

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D.[***]

E.[***]

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Schedule 5 - 8

F.	[***]
G.	[***]

H.[***]

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A.[***]

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Schedule 5 - 9

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B.[***]

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Schedule 5 - 10

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Annex I to Schedule 5 - 1

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Annex I to Schedule 5 - 2

SCHEDULE 6

[INTENTIONALLY OMITTED]

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Schedule 6 - 1

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B.[***]

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Schedule 7 - 1

C.[***]

D.[***]

E.[***]

F.[***]

G.[***]

H.	[***]

1.[***]

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Schedule 7 - 2

2.[***]

III.[***]

IV.	[***]

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V.Foreign Currency Settlement. All payments shall be made in U.S. Dollars. To the extent American is reimbursing Contractor for out-of-pocket costs and expenses incurred in a foreign jurisdiction pursuant to this Agreement, American shall pay Contractor all reimbursements in U.S. Dollars (“USD”) to a bank located in the United States. For expenses incurred in Mexican Pesos (MXN), the USD amount shall be calculated using the MXN-USD exchange rate published by the Bank of Mexico in the Official Gazette of the Federation, on the last Business Day of the month for which the services were provided. The method for converting any other foreign currencies to USD should be agreed upon by the Parties, in writing, prior to the commencement of any Regional Airline Services in that country.

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Schedule 7 - 3

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Schedule 8 - 1

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Schedule 9 - 1

SCHEDULE 10

[INTENTIONALLY OMITTED]

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Schedule 10 - 1

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Schedule 11 - 1

SCHEDULE 12

INTERIOR DESIGN OF COVERED AIRCRAFT

[To be provided by American.]

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Annex I to Schedule 12 - 1

ANNEX I TO SCHEDULE 12

LAYOUT FOR PASSENGER ACCOMMODATION

[To be provided by American.]

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Annex I to Schedule 12 - 1

SCHEDULE 13

CABIN INTERIORS PROGRAM COMPONENTS

This Schedule 13 sets forth details of the Cabin Interiors Program, including the Cabin Interiors Program Deadlines for each component thereof. For the avoidance of doubt, completion of each component of the Cabin Interiors Program shall not be deemed to have occurred until receipt by Contractor of written acknowledgement from American as to the completion of such component of the Cabin Interiors Program having been performed and concluded to American’s reasonable satisfaction.

1.

Placards. Contractor shall replace the placards on each Covered Aircraft such that they meet the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. All placards shall be present in the cabin of each Covered Aircraft with correct placement and in a condition such that there is no visible wear, peeling, cracking or discoloration. Contractor shall complete an internal audit of all Covered Aircraft to determine how many placards are beyond repair and shall order that amount of replacement placards to install. Contractor shall install placards while such Covered Aircraft are on RON status (and shall not wait until a Heavy Maintenance check to complete such installations). The Cabin Interiors Program Deadline for each item in this Section 1 shall be no later than [***].

2.

Overhead Bins. Contractor shall repair and/or replace the overhead bins on all Covered Aircraft such that they meet the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. Overhead bin exteriors shall be in a condition such that the bin door latches properly with no visible wear, chips, holes, scrapes, peeling, bubbling or discoloration present. Contractor shall inspect each overhead bin interior for damage, other than normal wear, and shall repair each, as needed. Contractor shall complete an internal audit of all Covered Aircraft to determine how many overhead bins are beyond repair and shall order that amount of replacement parts to install. Contractor agrees that a repair shall be the removal of the overhead bin door from the Covered Aircraft and put through a component shop for stripping and installation of new decorative laminate. All repairs and/or replacement on Covered Aircraft shall be completed during a special maintenance line specifically implemented for overhead bins, without waiting for a Heavy Maintenance check. The Cabin Interiors Program Deadline for each item in this Section 2 shall be no later than [***].

3.

Armrests. Contractor shall repair and/or replace the armrests on each Covered Aircraft such that it meets the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. Without limiting the foregoing, armrests shall be in a condition with no visible wear, sharp edges, chips or discoloration, or missing paint present. Contractor shall complete an internal audit of all Covered Aircraft to determine how many armrests are beyond repair and shall order that amount of replacement parts to install. Repairs to armrests shall be made using the allowable repairs listed in Contractor’s seat Component Maintenance Manual (CMM) in effect as of the Effective Date for hard surfaces or plastics. Without limiting and in addition to Section 3.07(d)(ii) of this Agreement, and regardless of the Heavy Maintenance check schedule, Contractor shall remove all seats on the Covered Aircraft and put them through a deep seat clean-up line. Contractor may utilize one or more shipsets of seats from an aircraft undergoing a Heavy Maintenance check and turn them into a rotable shipset of seats for a Covered Aircraft. Contractor shall complete such removals and installations while such Covered Aircraft are on RON status (and shall not wait until a Heavy

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Schedule 13 - 1

Maintenance check to complete such removals and installations). The Cabin Interiors Program Deadline for each item in this Section 3 shall be no later than [***].

4.

Sidewalls. Contractor shall repair and/or replace the sidewalls in each Covered Aircraft such that they meet the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. Sidewalls shall be in a condition such that they align properly with no gaps and have no visible chips, holes, scrapes, peeling, bubbling or discoloration present. Contractor shall complete an internal audit of all Covered Aircraft to determine how many sidewalls are beyond repair and shall order that amount of replacement parts to install. Contractor shall complete all repairs and/or replacement on Covered Aircraft during a special maintenance line specifically implemented for sidewalls, without waiting for a Heavy Maintenance check. The Cabin Interiors Program Deadline for each item in this Section 4 shall be no later than [***].

5.

Tray tables. Contractor shall repair and/or replace the tray tables on each Covered Aircraft such that it meets the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. Without limiting the foregoing, tray tables shall be in a condition such that they are properly working (i.e., level when in use) with no visible wear, scrapes, chips, missing paint or discoloration present. Contractor shall complete an internal audit of all Covered Aircraft to determine how many tray tables are beyond repair and shall order that amount of replacement parts to install. Repairs to tray tables shall be made using the allowable repairs listed in Mesa’s seat Component Maintenance Manual (CMM) in effect as of the Effective Date for hard surfaces or plastics. Without limiting and in addition to Section 3.07(d)(ii) of this Agreement, and regardless of the Heavy Maintenance check schedule, Contractor shall repair or replace the tray tables during the armrest repair or replacement installation. The Cabin Interiors Program Deadline for each item in this Section 5 shall be no later than [***].

6.	Rear Literature (Seatback) Pocket Attachment.
a.	Classic Batch. With respect to each Covered Aircraft designated as “Classic” in the “Batch” column on Schedule 1:
i.

Repair. Contractor shall repair each such Covered Aircraft’s rear literature (seatback) pocket attachment such that it meets the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. The Cabin Interiors Program Deadline for each item in this Section 6(a)(i) shall be no later than [***].

ii.

Redesign. Contractor shall engage an FAA approved vendor for the redesign of the rear literature (seatback) pocket attachments for such Covered Aircraft. The seat assembly part numbers that Contractor is required to use for such redesign are listed in the table below.

[***]
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Schedule 13 - 2

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iii.

Replace. Following American’s written approval of the plan to redesign the rear literature (seatback) pocket attachment redesign for such Covered Aircraft, Contractor shall replace each rear literature (seatback) pocket attachment. Contractor shall complete such installations while such Covered Aircraft are on remain overnight (“RON”) status (and shall not wait until a Heavy Maintenance check to complete such installations). The Cabin Interiors Program Deadline for the redesign and replacement set forth in this Section 6(a)(ii) and this Section 1(a)(iii) shall be no later than [***].

b.

Other Batches. With respect to each Covered Aircraft designated as “Alitalia,” “GE,” “NextGen,” or “Pluna” in the “Batch” column on Schedule 1, Contractor shall repair each such Covered Aircraft’s rear literature (seatback) pocket attachment to ensure it is in good condition (meaning no wear, scrapes, holes or discoloration) and has proper fit (no more than 1.5 inch gap from the seat). Following such repair, each such Covered Aircraft’s rear literature (seatback) pocket attachment shall meet the standards of the American Airlines Cabin Interiors Program and, at a minimum, the requirements set forth in Schedule 2 of Exhibit B. The Cabin Interiors Program Deadline for each item in this Section 6(b) shall be no later than [***].

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Schedule 13 - 3

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Annex I to Schedule 13 - 1

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Annex I to Schedule 13 - 2

CONFIDENTIAL

EXHIBIT A

DEFINITIONS

The following terms shall have the meanings set forth below for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms defined herein.

“ACARS” means the system known as the Airline Communication and Reporting System or any successor or alternative system designated from time to time by American in its sole discretion.

“Accident” means an “Aircraft Accident” as defined by the NTSB rules and regulations, including 49 C.F.R. §830.2 or any successor provision.

“Actual Departure” means, with respect to any Scheduled Flight, the off ground departure of such Scheduled Flight; [***]

“Affiliate” means any Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, another Person; without limiting the foregoing, US Airways Inc. and Envoy Air Inc. and their respective Affiliates shall each be deemed an Affiliate of American.

“Affiliate Operated Flight” means a flight operated by American, an Affiliate of American or any other air carrier contracting with American to provide scheduled air transportation, with an aircraft that is not a Covered Aircraft; it being understood that Contractor shall not be compensated by American for any such Affiliate Operated Flight.

“Alternative Hubs” means any airport, other than the Hub, where Parent provides airline services.

“American Agent” means any representative or agent of American (and the employees of any such representative or agent), it being understood that in no event shall Contractor or any Contractor Agent be considered an American Agent hereunder.

“American Airlines Brand Center Website” means https://brand.aa.com.

“American Data” means all data or information, in any form or format, including interim, Processed (as such term is defined in Exhibit D), compiled, summarized, or derivative versions of such data or information, and any insights that may be learned from such data or information, that may exist in any system, database, or record that is either (i) provided by or on behalf of American or its customers to Contractor, or (ii) is obtained, developed, produced or Processed by Contractor or Contractor’s systems, in each of (i) and (ii) in connection with the relationship or arrangements established by this Agreement, but excluding any data or information that is expressly defined as owned by Contractor in this Agreement. Specific examples of American Data include the following to the extent that they meet the criteria in subsections (i) or (ii) above: passenger loads, passenger booking data, passenger ticket lift data, flight OOOI times and delay codes. Any successors, equivalents, compilations or derivatives of the foregoing, whether now known or hereafter devised, and in any medium or format, are also American Data. For example, copying or tracking of any portion of American Data to create a separate set of information or database constitutes a derivative and is within the definition of American Data. If it is unclear to Contractor whether any particular information constitutes American Data and is subject to this definition or to any exceptions to the definition set forth in this Agreement, such information will be deemed to be American Data under this definition and not be subject to any such exception until such matter is resolved.   [***]

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Exhibit A - 1

“American Facilities” means facilities (including, but not limited to Crew Facilities, Line Maintenance Facilities and Passenger-Related Terminal Facilities) owned, leased, subleased or licensed by or on behalf of American and any replacement or substitute facilities therefore, as listed on Schedule 11, or other such facilities designated by American in writing from time to time, until such time as Contractor’s license to use such American Facilities is terminated by American in accordance with the terms hereof or any applicable Sublease.

“American Indemnified Parties” (and individually, each an “American Indemnified Party”) means American, Parent, any American Agent, any of their respective Affiliates and each of their respective successors or permitted assigns, along with the directors, officers and employees of each such Person.

“American Systems” (and individually, each an “American System”) means information systems, including computerized reservation systems, global distribution systems and other associated support systems, providing information regarding such things as seat inventory and passenger processing, and their respective successor systems, if any.

“Application” means Contractor’s software application or applications and any third-party or other software (including on-premises software), and all updates, configurations and customizations of the foregoing, that Contractor makes available to American as a service under this Agreement.

“Approved Marks” means the Marks for which Contractor receives American’s Consent to use, including the addition, introduction and termination of use of such Marks pursuant to Section 6.03.

“ATC” means any Person or Governmental Authority that, from time to time, holds the air traffic control authority to issue clearance for actual ground or flight operations as granted by the FAA or any other Governmental Authority.

“Block Hour” means the actual elapsed time of a Completed Scheduled Flight (expressed in hours, as a number [***] measured from gate departure to gate arrival where gate departure is the later of door close or brake release and gate arrival is the later of door open or brake set, as determined in accordance with ACARS.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when the Federal Reserve Bank of Dallas, or any Governmental Authority then performing similar functions in or around Fort Worth, Texas, is closed. A Business Day shall be deemed to end at 5:00 p.m., Central time.

“Cabin Interiors Program Deadline” means the deadlines set forth for interior components of Covered Aircraft on Schedule 13.

“Capital Stock” means any class of securities, including shares, interests, rights to purchase, warrants, options, participations, convertible securities or other equivalents of or interests in the common stock or preferred stock of a Party, its parent company, its Subsidiary, or any successor thereto, including, without limitation, partnership and membership interests.

“Catering Products” means all (i) food and beverages for passengers, including all beer, wine, liquor and other alcoholic beverages, (ii) customary in-flight catering supplies, including, but not limited to napkins, stir rods, cups, in-flight publications, pillows, blankets, trash bags, sick sacks, lavatory supplies,

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 2

creamers and sugars, and (iii) devices used by Contractor’s flight attendants in connection with the sale and delivery of the foregoing items to passengers, in each case, in connection with the operation of Regional Airline Services.

“Catering Services” means all services related to providing and arranging for the placement of Catering Products on board the Covered Aircraft, including, but not limited to, stocking Catering Products on the Covered Aircraft, providing beverage uplift, providing trained catering truck guides and storage of all Catering Products, in each case, in connection with the operation of Regional Airline Services.

“Change of Control” means any of the following transactions:

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

(v)[***]

(vi)[***]

“Claims” means any declaration, notice or assertion (whether written or oral), including from a Third Party or otherwise, that amounts may be owed for indemnification pursuant to the provisions of this Agreement.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 3

“Completed Scheduled Flight” means a Scheduled Flight that takes off from its scheduled departure location and arrives at its scheduled final; [***].

“Confidential Information” means any information or data, either oral or written, received by one Party from the  other  Party,  whether pursuant  to  or in  connection  with this Agreement,  and  which   is

(a)

marked as being “Confidential” or “Proprietary”; (b) otherwise reasonably identifiable as confidential or proprietary information; or (c) under the circumstances should reasonably be considered as confidential or proprietary information, including [***]

“Consent” means any written authorization, agreement, approval, consent, ratification, waiver or other authorization, and “Consented” shall mean the act of providing any such Consent.

“Continuing Directors” means the directors (or similar persons charged with the governance or management of the underlying entity) of Contractor or Holdings (or any one of their successors, or any Subsidiary of Contractor or Holdings or any of their successors) on the date of this Agreement, and each other director, if, in each case, such other director’s nomination for election to the board of directors (or similar governing body) of such party is recommended by a majority of the then-Continuing Directors.

“Contractor Agent” means any contractor, subcontractor, representative or agent (and the employees of any such contractor, subcontractor, representative or agent) retained, directly or indirectly, by Contractor and providing Regional Airline Services or any other services contemplated by the Related Agreements or any portion thereof on behalf of Contractor, including, but not limited to, Contractor’s pilots and flight attendants; it being understood that neither American nor its Affiliates or the American Agents shall be deemed “Contractor Agents” hereunder.

“Contractor Data” means Contractor Employee Data, Contractor Financial Data and Flight Operations Data.

“Contractor Employee Data” means Contractor’s records regarding their employees. “Contractor Financial Data” means Contractor’s proprietary internal financial information. “Contractor Indemnified Parties” means Contractor, any Contractor Agent and each of their

Affiliates, and each of its successors or permitted assigns, and the directors, officers and employees of each such Person.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 4

“Contractor Labor Dispute” means a Labor Dispute that relates to the employees or labor force of Contractor.

“Controllable Cancellation” means the cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation.

“Controllable Completion Rate” [***]

“Controllable On Time Departures” means a Scheduled Flight that departs on or before the scheduled departure time and any Scheduled Flight that departs after its scheduled departure time solely as a result of an Uncontrollable Delay or an event that is not specified in Schedule 9, but excluding in all events downline departures which also depart late due predominately to reasons controllable by Contractor (it being understood that a downline/ruboff delay shall be deemed to occur if the primary or dominant delay code of its previous leg was controllable). [***]

“Controllable Scheduled Departures” means scheduled departures of Scheduled Flights, excluding departures cancelled for reasons beyond Contractor’s control, such as weather, ATC, American’s request or an Uncontrollable Cancellation.

“Copyrights” means: (i) any rights in original works of authorship fixed in any tangible medium of expression as set forth in the United States Copyright Act, 17 U.S.C. §101 et seq., registered or unregistered;

(ii) all registrations and pending applications to register the rights identified in clause (i) hereof anywhere in the world; (iii) all foreign counterparts and analogous rights anywhere in the world; and (iv) all rights in and to any of the foregoing.

“Covered Aircraft” means each airframe specified on Schedule 1, as may be amended from time to time pursuant to this Agreement, together with, for each airframe, the Engines assigned thereto, including those listed on Schedule 1, any related parts, including the Spare Aircraft, in each case commencing on the applicable Implementation Date until its applicable Aircraft Term date or Withdrawal Date; it being understood that (i) any such aircraft shall be deemed a Covered Aircraft only when the specified aircraft commences providing Regional Airline Services pursuant to the terms of this Agreement and shall in no event be deemed Covered Aircraft following its Withdrawal or the expiration of its Aircraft Term and (ii) all Spare Aircraft shall be deemed Covered Aircraft when operating Scheduled Flights, Maintenance/Ferry Flights, or otherwise performing Regional Airline Services.

“Crew Facility” means pilot and flight attendant crew rooms at a Hub.

“Crisis” means an event or condition that would cause the Regional Airline Services or any component thereof to not meet the service levels set forth in this Agreement, or to perform or operate with diminished security, functionality, or otherwise in a manner inconsistent with the requirements of this Agreement.

“CRJ-900” means a CRJ-900 aircraft or any successor model thereto that is then manufactured by Bombardier, Inc., a Canadian corporation, or its successors or assigns.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 5

[***]

“Disinfecting Services” means enhanced cleaning protocols and disinfection of the Covered Aircraft, including without limitation through electrostatic spraying and fogging procedures.

“Dispatch” means the dispatch of a Scheduled Flight and shall include releasing a flight for departure, fueling and flight release for Scheduled Flights.

“DOT” means the United States Department of Transportation or any successor Governmental Authority then performing the same or substantially similar duties.

“Eagle Partnership Manuals” means the Eagle Ground Operating Manual, the Eagle Ground Deicing Manual and other manuals which may be developed from time to time, each as amended from time to time.

“EAS Program” means an Essential Air Service program administered by the DOT.

“Engine” means, with respect to each Covered Aircraft, each of its two engines, whether or not from time to time installed on the aircraft and whether or not installed on such Covered Aircraft subsequent to its Implementation Date, together with any and all parts incorporated or installed in or attached thereto or any and all parts removed therefrom.

“Event of Loss” shall mean the following [***]

“FAA” means the Federal Aviation Administration or any successor Governmental Authority then performing the same or substantially similar duties.

“FARs” means the federal aviation regulations or rules promulgated by the FAA under or pursuant to Title 14 of the Code of Federal Regulations, FAA airworthiness directives or FAA advisory circulars, as amended from time to time, or any successor regulations or rules therefore.

“Fixed Costs” means, for each Covered Aircraft, the Covered Aircraft Day Rate (including any margin), and insurance and property taxes (as provided in Sections I(F), I(G), and I(H) of Schedule 3 of this Agreement).

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 6

“Flight Hour” means actual lapsed time of a Completed Scheduled Flight between its status of “OFF” (aircraft weight OFF the main wheel struts) until its status of “ON” (aircraft weight ON) the main wheel struts, as determined in accordance with ACARS.

“Flight Operations Data” means data related to the operation of the Covered Aircraft during flight. “Flight Status Data” means data relating to the status of a Scheduled Flight, including unplanned schedule changes, cancellations, delays and gate information.

“Floating (or Spot) Price” means the number equal to the arithmetic average of the high and low quotations for a [***] from Platts Oilgram Price Report for Gulf Coast Jet/Kero 54 (Pipeline) for each Business Day that it is determined during such [***].

“FOQA” means the program known as Flight Operational Quality Assurance or any successor or alternative program designated from time to time by American in its sole discretion.

“Force Majeure Event” means delays or failure in performance hereunder caused by acts of God, acts of terrorism or hostilities, epidemics, pandemics, war, fire, act of government, court order, natural disaster, earthquake and volcanic eruption or any other similar cause that is beyond the control of the affected Party; it being understood that in no event shall a Contractor Labor Dispute or any other labor dispute or work stoppage be deemed a Force Majeure Event.

“Governmental Authority” means any federal, state, municipal, local, territorial, or foreign government or any governmental department, commission, court, judicial body, instrumentality, board, bureau, agency, registry, regulatory authority or body or airport authority (including private airport authorities or any similar authority or governing board in any domestic or foreign jurisdiction, or any private or quasi-governmental entity, governing board or other Person with authority to lease, convey or otherwise grant or restrict rights to use or operate any airport facilities).

“Hazardous Materials” shall mean the following: toxic or hazardous substances; hazardous wastes; polychlorinated biphenyls (“PCBs”) or any substance or compound containing PCBs; friable asbestos or friable asbestos-containing materials; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant or chemicals, waste, materials, compounds, constituents or substances in any form that is either subject to regulation due to their dangerous or deleterious properties or characteristics or could reasonably be expected to give rise to liability under any requirements of law due to their dangerous or deleterious properties or characteristics.

“Heavy Maintenance” means maintenance that is, by industry standard, performed in an FAA certified hangar facility or at any other FAA certified repair station and requires disassembling, inspecting, repairing, refurbishment, overhaul or restoration of the subject airframe or engines, including to correct damage or failure of any part thereof, including scheduled maintenance, overhaul maintenance and maintenance to repair ordinary wear and tear, heavy maintenance checks and phase checks.

“Hub” means the following airport locations: [***], subject to the provisions of

Section 2.01(c).

“Incident” means an incident as defined by the rules and regulations adopted by the NTSB pursuant to 49 C.F.R. §830.2 or any successor provision.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 7

“Interior Design” means the interior design (including the bulk head design), seat pitch, aircraft interiors, layout for passenger accommodation and seat covers as part of the Covered Aircraft.

“Labor Dispute” means a labor strike or other economic self-help legally permissible under the Railway Labor Act, as amended (45 U.S.C. §151, et seq.), or any similar statute then in effect and applicable to the Parties, after exhaustion of all major dispute procedures as may be required or specified therein, including but not limited to those provided for in 45 U.S.C. §155 and §156. A Labor Dispute does not include normal grievances or other forms of labor protests that do not prevent Contractor from providing the Regional Airline Services operating the required schedule as set forth in this Agreement. A Labor Dispute may include a labor strike or other economic self-help engaged in by Contractor’s service providers only to the extent that such Labor Dispute has the same effect of preventing Contractor from providing the Regional Airline Services operating the required schedule as set forth in this Agreement as if such Labor Dispute were occurring at Contractor.

“Likelihood to Recommend Factor” means the average of all scores reported on the “likelihood to recommend” question on the customer surveys for any completed Scheduled Flights operated by Contractor (as rounded down to the nearest tenth) during the applicable period, all as calculated by American in its reasonable discretion.

“Likelihood to Recommend Threshold” means the average of all scores reported on the “likelihood to recommend” question on the customer surveys for any completed flights on all dual-class aircraft operated by all regional operators, other than Contractor, that operate flights on behalf of American (as rounded down to the nearest tenth) during the applicable period, all as calculated by American in its reasonable discretion.

“Line Maintenance” means all other maintenance on a subject airframe or engine that is not Heavy Maintenance and that generally occurs at or near the gate or terminal, launch area, ready area, hardstand or alert area, including all maintenance that is normally performed outside of a hangar facility and all on wing engine maintenance performed in a hangar facility.

“Line Maintenance Facilities” means reasonably adequate facilities at the Hub or any Alternative Hub as may be necessary to perform routine daily Line Maintenance on the Covered Aircraft.

“Losses” means all liabilities, judgments, demands, recoveries, awards, settlements, penalties, fines, losses and expenses of any nature or kind whatsoever, including reasonable costs and expenses incidental thereto, under the laws, rules or regulations of any Governmental Authority (whether arising in tort, contract, under the Warsaw Convention, as amended, or the Montreal Convention, as amended, and related instruments and conventions or otherwise); Losses shall include the reasonable costs and expenses of investigating, preparing or defending any such Claim for any Losses (specifically including post judgment and appellate proceedings or proceedings that are incidental to the successful establishment of a right of indemnification), such as reasonable attorneys’ fees and fees for expert witnesses, consultants and litigation support services.

“Maintenance/Ferry Flights” means (i) flights necessary to accommodate Scheduled Flights or

(ii) flights solely in connection with the performance of required maintenance of a Covered Aircraft in accordance with the terms and conditions of this Agreement and the Related Agreements [***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 8

“Marks” means any trademark, trade name, trade dress, service mark, logo, domain name, or other indicia of ownership owned or used by American, Parent, or any of their respective Affiliates and includes Approved Marks.

“Minimum Equipment List” means a list which provides, for each day of the preceding month for each Covered Aircraft, the “Master Minimum Equipment List” and “Operator Minimum Equipment List,” as such terms are defined in the FARs and approved by the FAA for the Covered Aircraft type operated by Contractor, which items have not been repaired as of the beginning of each such day.

“Notice” means a written notice, direction or instruction given in accordance with Section 14.01. “Notification Shortfall” means Contractor notifies American, or American determines in good faith based on the applicable Rolling Forecast, Initial Crew Max or Final Crew Max, that Contractor will not be able to meet the Contractor Threshold for the CAATS for the upcoming calendar month(s).

“NTSB” means the United States National Transportation Safety Board or any successor Governmental Authority then overseeing air transportation safety.

“Other Carrier” means any certificated air carriers other than American for which Contractor is then providing flight services (regardless of whether such services are for cargo, passenger or otherwise) using aircraft owned or operated by Contractor and not covered by this Agreement.

“Other Regionals Likelihood to Recommend Factor” means the average of all scores reported on the “likelihood to recommend” question on the customer surveys for dual-class aircraft flights operated by the applicable operator (as rounded down to the nearest tenth) during the applicable period, all as calculated by American in its reasonable discretion.

“Parent” means American Airlines Group, Inc., currently, or any Person that subsequently owns or controls at least [***] of the voting stock of American.

“Party” means any of American, on the one hand, Contractor, on the other hand, and “Parties” shall mean American and Contractor, collectively.

“Passenger-Related Terminal Facility” means all passenger-related terminal facilities and spaces used in connection with the operation of Regional Airline Services, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters, curbside check-in facilities, baggage makeup areas, and inbound baggage areas.

“Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

“Primary Facility” means the systems and facilities from which Contractor makes the Application available for production use by American.

“Property Tax” means only aircraft related property taxes, as movable property and shall not include ground property taxes, or any other taxes levied on other immovable property.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 9

“Regional Airline Services” means, collectively, the provisioning by Contractor to American of Scheduled Flights, and the provision of maintenance or repair services on Covered Aircraft, all in accordance with the terms and conditions of this Agreement; but excluding in all events any and all ground handling and related services to be provided by a Third Party for aircraft flown by American or on its behalf.

“Related Agreements” means, collectively, this Agreement, the Emergency Assistance Agreement, the Eagle Partnership Manuals, and all other documents, instruments or agreements executed and delivered by Contractor for the benefit of American in connection with this Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof, with each being a “Related Agreement.”

“Representative” means the individual agent or representative designated by each Party to be its formal liaison with or representative to the other Party for matters relating to this Agreement, having the (non-exclusive) authority and responsibility as described in this Agreement.

“Requested Plan” means a preliminary flight schedule provided by American to Contractor prior to the date of implementation of the applicable Final Monthly Schedule.

“Schedule Shortfall” means Contractor cannot perform at least [***] of the Block Hours set forth in the Requested Plan for a month and such inability to perform is not due to a Contractor Labor Dispute or Force Majeure Event.

“Scheduled Flight” means a flight of a Covered Aircraft that is then included in the applicable Final Monthly Schedule, any diversion flights related to any such flights and any other flights operated by Contractor or any of its Affiliates at the request of American pursuant to the terms hereof; but excluding

(i) any charter flights of a Covered Aircraft not included in the applicable Final Monthly Schedule for the month of such flight, and (ii) any Affiliate Operated Flight.

“Sublease” means a lease or sublease between American and Contractor with respect to an American Facility, [***]

“Subsidiary” means, as to any Person, (i) any corporation more than [***] of whose stock of any class or classes having ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the occurrence of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any other Person in which such Person directly, or indirectly through other Subsidiaries or Affiliates, beneficially owns more than [***] of the equity interest of that Person at the time.

“Termination Date” means the date of the termination of this Agreement, as provided in a Notice delivered from one Party to the other pursuant to Article XII, or, if no such early termination shall have occurred, the date of the end of the Term.

“Third Party” means any Person that is not American, Contractor, or an Affiliate of American or Contractor, as the case may be. The plural of Third Party shall be “Third Parties.”

“Tranche 1 Primary Driver Rate” [***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 10

“Tranche 2 Primary Driver Rate” [***]

“TSA” means the United States Transportation Security Administration or any department of a Governmental Authority then performing the same or substantially similar duties.

“Uncontrollable Cancellation” means cancellations that are due to (i) a universal FAA airworthiness directive that generally affects the aircraft type flown by Contractor under this Agreement and is not the result of any action or failure to act by Contractor or (ii) any event that is not set forth on Schedule 8 (as such Schedule may be amended, modified or restated by American from time to time).

“Uncontrollable Delay” means delays that are due to (i) a universal FAA airworthiness directive that generally affects the aircraft type flown by Contractor under this Agreement and is not the result of any action or failure to act by Contractor or (ii) any event that is not set forth on Schedule 9 (as such Schedule may be amended, modified or restated by American from time to time).

“Wind Down Schedule” means the schedule, procedures and process for terminating this Agreement in accordance with Section 12.02, which Wind Down Schedule shall designate a date of Withdrawal of each Covered Aircraft at which time the Covered Aircraft shall no longer be subject to the provisions of this Agreement.

“Withdraw” or “Withdrawal” or “Withdrawn” means, with respect to a Covered Aircraft, to remove or uncover, or have removed or uncovered, as the case may be, from the terms of this Agreement such Covered Aircraft, as may be specified in Section 12.02, any Notice of Withdrawal or Wind Down Schedule, to the extent required hereunder, it being understood that after Withdrawal such aircraft or engines shall no longer to be used to provide Regional Airline Services hereunder unless otherwise Consented to by the Parties.

“Withdrawal Date” means the date on which a Covered Aircraft is to be Withdrawn in accordance with the provisions of this Agreement and pursuant to a Notice delivered in accordance with the terms of this Agreement.

“Withdrawal Rights” means the right to elect to Withdraw from this Agreement, [***] or more of the Covered Aircraft as of a specified Withdrawal Date, in each case as specified by American in the Notice, it being understood that the exercise by American of its Withdrawal Rights shall not affect any obligations that may have arisen under this Agreement (including with respect to the Covered Aircraft) prior to the Withdrawal Date, and such rights and obligations shall continue in accordance with the terms and conditions of this Agreement.

Additionally, the following terms have the meaning set forth in the corresponding Sections of or Schedules or Exhibits to this Agreement:

Term	Defined in Section or Schedule
“AA Flights”......................................................................................	Section 3.05(b)
“Adjusted Final Crew Max” .............................................................	Section 6.14(c)
“Agreement” ......................................................................................	Introductory Paragraph
“Aircraft Term” .................................................................................	Section 12.01
“Airport Operators”...........................................................................	Section 8.01
“American”........................................................................................	Introductory Paragraph
“American Absorbed Expenses”.......................................................	Schedule 3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 11

Term	Defined in Section or Schedule
“American Approved Maintenance Facilities” ................................	Schedule 2
“American Copyright Works”...........................................................	Exhibit D
“American Cost Initiative”................................................................	Section 7.03(b)
“American Eagle” .............................................................................	Section 3.05
“American Electronic Property”.......................................................	Exhibit D
“American Facilities Agreements” ..................................................	Exhibit E
“American Identifiers”......................................................................	Exhibit D
“American IP”...................................................................................	Exhibit D
“American Marks” ............................................................................	Exhibit D
“American Patents”...........................................................................	Exhibit D
“American Personal Data” ...............................................................	Exhibit D
“American Software” ........................................................................	Section 6.03(i)
“Average Peer Group Rates” ...........................................................	Schedule 3
“Backup Facility” .............................................................................	Section 4.05(c)(ii)
“Base Compensation” .......................................................................	Schedule 5
“Block Hour Rate” ............................................................................	Schedule 5
“Bonus” .............................................................................................	Schedule 5
“CAATS” ...........................................................................................	Schedule 2
“Cabin Condition Compliance Check” ............................................	Section 4.07(a)
“Cabin Interiors Program” ..............................................................	Section 4.03(e)(i)(A)
“Codeshare Airlines” ........................................................................	Section 3.05(e)
“Communication” .............................................................................	Section 14.01
“Contractor” ......................................................................................	Introductory Paragraph
“Contractor Threshold” ....................................................................	Section 6.12
“Control” ..........................................................................................	Exhibit D
“Controllable Completion Rate Bonus Flights” ..............................	Schedule 5
“Controllable Completion Rate Bonus Threshold” .........................	Schedule 5
“Controllable Completion Rate Rebate Flights”..............................	Schedule 5
“Controllable Completion Rate Service Level Threshold” ..............	Schedule 5
“Controllable Costs” .........................................................................	Schedule 3
“Controllable On Time Departures Bonus Flights” ........................	Schedule 5
“Controllable On Time Departures Bonus Threshold” ...................	Schedule 5
“Controllable On Time Departures Rebate Flights” .......................	Schedule 5
“Controllable On Time Departures Service Level Threshold”........	Schedule 5
“Covered Aircraft Day Rate” ............................................................	Schedule 5
“Data Claims” ..................................................................................	Exhibit D
“Data Law”........................................................................................	Exhibit D
“Data Subject”...................................................................................	Exhibit D
“Departure Rate”...............................................................................	Schedule 5
“Disaster Recovery Plan”..................................................................	Section 4.05(c)
“Dispute” ...........................................................................................	Section 13.01
“EEA” ................................................................................................	Exhibit D
“Effective Date”.................................................................................	Introductory Paragraph
“Emergency Assistance Agreement” ................................................	Recitals
“Existing CPA” ................................................................................	Recitals
“Exporter” .........................................................................................	Exhibit D
“Final Crew Max”.............................................................................	Section 6.14(b)
“Final Crew Max Determination Date” ...........................................	Section 6.14(b)
“Final Monthly Schedule”................................................................	Schedule 2
“Flight Hour Rate” ...........................................................................	Schedule 5

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 12

Term	Defined in Section or Schedule
“General Data Protection Regulation”.............................................	Exhibit D
“Heavy Maintenance Allocations” ..................................................	Schedule 5
“Implementation Date” .....................................................................	Section 3.01(a)
“Inaccurate Report” .........................................................................	Schedule 7
“Inflight Customer Experience Check” ...........................................	Section 4.07(a)
“Initial Crew Max”............................................................................	Section 6.14(a)
“Insolvency Event”............................................................................	Section 12.02(a)(i)
“Invoiced Amount” ...........................................................................	Schedule 5
“Late Adjustment Charge”................................................................	Section 6.14(c)
“Late Adjustment Charge Application Month”................................	Section 6.14(g)
“Late Charge” ...................................................................................	Section 6.14(d)
“Material Breach”.............................................................................	Section 12.02(a)(ii)
“Minimum Average Monthly Usage”...............................................	Schedule 2
“Miscoded Cancellation” ..................................................................	Schedule 5
“Miscoded Cancellation Rebate”......................................................	Schedule 5
“Model Clauses”................................................................................	Exhibit D
“Other American Data” ....................................................................	Exhibit D
“Pass Through Costs”.......................................................................	Schedule 3
“PCBs” ..............................................................................................	Exhibit A (Definition of “Hazardous Materials”)
“PCI DSS” ........................................................................................	Exhibit D
“Permitted Data Uses” ......................................................................	Exhibit D
“Permitted Uses” ...............................................................................	Section 6.04(b)
“Personal Data” ................................................................................	Exhibit D
“Primary Driver Rates”.....................................................................	Schedule 5
“Primary Drivers” .............................................................................	Schedule 5
“Process” ...........................................................................................	Exhibit D
“Rebate”.............................................................................................	Schedule 5
“Record” ............................................................................................	Exhibit D
“Remediation Efforts”.......................................................................	Exhibit D
“Rolling Forecast” ............................................................................	Section 6.06(d)
“RPMs”..............................................................................................	Schedule 3
“Security Best Practices” ..................................................................	Section 4.05(a)
“Security Incident”............................................................................	Exhibit D
“Security Policies”.............................................................................	Exhibit D
“Security Procedures”.......................................................................	Exhibit D
“Security Requirements” ..................................................................	Exhibit D
“Security Technical Controls”..........................................................	Exhibit D
“Spare Aircraft” ................................................................................	Section 3.02(a)
“Standards of Service” .....................................................................	Exhibit B
“Substitute Aircraft” .........................................................................	Section 3.02(b)
“Term” ...............................................................................................	Section 12.01
“Total Monthly Payment” .................................................................	Schedule 5
“USD” ................................................................................................	Schedule 7

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A - 13

EXHIBIT B

STANDARDS OF SERVICE

These standards of service (“Standards of Service”) are meant to provide an overview for Contractor of the service expectations established by American for in-flight services on Scheduled Flights. The Standards of Service outlined herein are not all-inclusive and may be changed from time to time by American in its sole discretion pursuant to Sections 4.03(a) and 4.07(a).

I.In-Flight Service Product and Delivery. Contractor shall achieve at least the comparable quality of airline service as provided by American. Contractor shall coordinate with American’s (or American’s Affiliate’s) In-flight Services Department to ensure consistency and quality of Contractor’s in-flight service product, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery and provisioning and usage of passenger amenity kits. Contractor shall implement suggestions made by American’s (or American’s Affiliate’s) In-flight Services Department. Contractor shall coordinate with American to ensure consistency with American’s product delivery, including American-logo napkins, stir rods and cups. Wherever possible, snack and beverage items should be consistent with the products served by American. Each Covered Aircraft shall be supplied by American with an adequate supply of American’s in-flight publications. Contractor must place these in-flight publications in the designated seat pocket of each seat. Unless otherwise Consented to by American, American’s in-flight publications are the only magazines authorized in such seat pockets.

II.Uniforms. Contractor’s flight attendants on Scheduled Flights shall wear uniforms as required under Section 4.03(b). Contractor’s employees in such uniforms, whether on or off duty, are not permitted to drink intoxicating beverages, give the appearance of being intoxicated or visit any establishment whose primary purpose is to dispense liquor (including bars, saloons, cocktail lounges and liquor stores). As used herein, “uniform” refers to any uniform apparel bearing the American brand or insignia, or which can be in any way identified with American or one of its Affiliates. Because the actions and appearance of employees’ influence, to a considerable extent, the public’s opinion of the American brand, uniformed employees must be mindful of this and conduct themselves accordingly.

III.In-Flight Announcements. While Contractor shall provide basic announcements, American may request that Contractor make promotional announcements on behalf of American from time to time and Contractor shall honor and execute any such request. In all on-board announcements on Scheduled Flights, only the names “American Airlines” or “American Eagle” may be included and Contractor’s names shall not be included unless otherwise Consented to by American.

IV.Catering. American shall provide, or arrange for another Person to provide, the Catering Services for flights on Covered Aircraft (excluding any Maintenance/Ferry Flights or non-revenue flights to ferry or position Covered Aircraft), and, as directed by American, Contractor shall serve the food and beverages provided by Catering Services on all such flights in accordance with procedures and standards approved by American in its sole discretion.

V.Failure to Meet Standards of Service. In the event that Contractor fails to meet the Standards of Service set forth in this Exhibit B (as amended or modified), American may give notice to Contractor of such failure and the representatives designated by each of the Parties shall, within [***] of the date of such notice, discuss such failure in good faith. At such discussion, Contractor shall submit to American a corrective action plan that Contractor reasonably believes will, within [***] from the date of the meeting, cure such failure to meet the Standards of Service and provide adequate assurance to American that such Standards of Service will be complied with for the foreseeable future. If, within [***]

of such discussion, Contractor subsequently fails to meet the requirement(s) of such corrective

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 1

action plan and/or cure the applicable failure to meet the Standards of Service, all as determined by American in its reasonable discretion, then American shall have the right and option, in addition to any other rights or remedies of American under the Related Agreements or applicable law, to terminate this Agreement and/or Withdraw any or all Covered Aircraft pursuant to Section 12.02(a)(ii) and Section 12.02(b)(i).

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 2

SCHEDULE 1 TO EXHIBIT B

INFLIGHT CUSTOMER EXPERIENCE CHECK

A score of [***] or above is satisfactory. A score below [***] is unsatisfactory.

Question Code	Question	Answer Type	Choice List	Checklist Type
Checklist Type: Inflight Customer Experience Check (47)
Section: A. PRE-BOARDING (2)
Inflight.COVID.1	Boarding Requirements coordinated w/Gate Agent	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.2	FA ready to receive customers at designated time	Choice	InflightChoices	Inflight Customer Experience Check
Section: B. BOARDING/TAXI (5)
Inflight.COVID.3	Customers greeted in friendly manner at entry door FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.4	FA offered customer PPE during boarding FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.5	Assistance provided as requested during boarding	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.6	FA offered to hang coats in F/C	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.7	Overhead bins closed in timely manner	Choice	InflightChoices	Inflight Customer Experience Check
Section: C. ANNOUNCEMENTS (9)
Inflight.COVID.8	Announcements delivered in a professional tone	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.9	Delivery was clear, audible, proficient and at appropriate pace FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.10	Introduced any/all crew names working flight	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.11	Announced requirement to wear mask or possibly denied future flights FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.12	Announced request to not place trash in seatback pockets	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.13	Appropriate welcome/safety announcements delivered	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.14	Announced or demonstrated using O2 mask by first removing PPE mask	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.15	AAdvantage/oneWorld Alliance PA delivered	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.16	Marketing announcements delivered (Wi-Fi/WE) and/or apologize if INOP	Choice	InflightChoices	Inflight Customer Experience Check
Section: D. FIRST CLASS (F/C) CABIN (4)
Inflight.COVID.17	F/C customers addressed by name (FA approachable/made eye contact)	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.18	F/C beverages served on request	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.19	Provided F/C requested cabin service wearing gloves	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.20	F/C FA present/actively engaged with customers	Choice	InflightChoices	Inflight Customer Experience Check
Section: E. MAIN (MC) CABIN (5)
Inflight.COVID.21	EP/AP/KEY customers addressed (approachable/eye contact) by name	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.22	Exit row customers addressed/briefed	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.23	Beverages served on request flights < 120 miles	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.24	Provide requested cabin service wearing gloves	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.25	FA present/actively engaged with customers	Choice	InflightChoices	Inflight Customer Experience Check
Section: F. APPROACH/ARRIVAL (6)
Inflight.COVID.26	Appropriate announcements made	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.27	Thanked customers for flying AA/AE	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.28	Announced Summer Readiness (request close shades /open vents)	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.29	F/C customer coats returned	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.30	Announced reminder to social distance while awaiting valet bags	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.31	Extended farewell on deplaning FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Section: G. GENERAL OBSERVATIONS (7)
Inflight.COVID.32	Cabin lighting appropriate for time of day/inflight	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.33	Cabin environment welcoming (smell/temp/music/etc.)	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.34	FA walked through cabin more than once during flight	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.35	FA wore gloves when performing trash pick up	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.36	Customers non-masking, allergy or social distancing requests addressed appropriately FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.37	Overall service was professional, attentive & responsive (personal/friendly)	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.38	FA knowledgeable and efficient (provide options/accurate information)	Choice	InflightChoices	Inflight Customer Experience Check
Section: H. TARMAC DELAY OR IROPS (3)
Inflight.COVID.39	FA communicated info accurate and timely (if not delivered by flight deck) FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.40	FA offered snack, beverage or LAV usage during tarmac delay	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.41	FA advised customers of options (AA.com, gate agents upon arrival, etc)	Choice	InflightChoices	Inflight Customer Experience Check
Section: I. PROFESSIONAL IMAGE (6)
Inflight.COVID.42	F/C FA appearance is professional at all times	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.43	F/C FA wore mask appropriately. FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.44	F/C FA personal hygiene, grooming and accessories not distraction/interfere w duties	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.45	Main FA appearance is professional at all times	Choice	InflightChoices	Inflight Customer Experience Check
Inflight.COVID.46	Main FA wore mask appropriately. FOCUS (-)	Choice	InflightFocus	Inflight Customer Experience Check
Inflight.COVID.47	Main FA personal hygiene, grooming and accessories not distraction/interfere w duties	Choice	InflightChoices	Inflight Customer Experience Check

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 3

SCHEDULE 2 TO EXHIBIT B

A score of [***] or above is passing. A score below [***] is failing.

Checklist Name	Section	Order	Question
C4 2.0	A. Aircraft General	1	Entryway Door - Check for wear including holes, scrapes, missing paint and/or discoloration.
C4 2.0	A. Aircraft General	2	Entryway Walls - Check for wear including chips, scrapes, peeling and discoloration.
C4 2.0	A. Aircraft General	3	Entryway Flooring - Check for wear including bubbles, holes, and discoloration.
C4 2.0	A. Aircraft General	4	Coat Closet - Check for wear including cuts and scrapes.
C4 2.0	A. Aircraft General	5	Galley Flooring - Check for wear including bubbles, holes, and discoloration.
C4 2.0	A. Aircraft General	6	Galley Condition inlcuding latches and pullouts - Check for wear including chips, peeling, and overall condition.
C4 2.0	A. Aircraft General	7	Galley Curtain - Check for wear and tear, missing clips/snaps.
C4 2.0	A. Aircraft General	8	FA Seats - Check overall condition including wear, holes, scrapes, and/or other visible blemishes to cushion.
C4 2.0	A. Aircraft General	9	Weather Curtain - Check for wear, tears, and missing clips/snaps.
C4 2.0	B. F/C General	10	Carpet - Check condition including holes, fraying, torn edges, unraveling, alignment, and tripping hazards.
C4 2.0	B. F/C General	11	Seat Track Covers - Check for presence and wear including holes, cracks, breaks, and partial covers.
C4 2.0	B. F/C General	12	Overhead Bins (inside) - Check for wear including holes, scuff marks, scrapes, and missing paint.
C4 2.0	B. F/C General	13	Overhead Bin Placards (inside) - Check for presence, placement, legibility and for wear including peeling, cracks, and overall condition.
C4 2.0	B. F/C General	14	Sidewall Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	B. F/C General	15	Overhead Bin Exteriors - Check for the ability to latch, and for wear including chips, scrapes, and peeling.
C4 2.0	B. F/C General	16	Sidewall Panels - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	B. F/C General	17	Cabin Ceiling - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	B. F/C General	18	Overhead Lighting (Aisle) - Check for illumination and condition of clear lens cover.
C4 2.0	B. F/C General	19	Sidewall Lighting - Check for illumination and condition of clear lens cover.
C4 2.0	B. F/C General	20	Window Shades - Check for wear including cracks, scrapes, peeling, bubbles, discoloration, and fit.
C4 2.0	B. F/C General	21	Window Shades - Check if shades appear to work as intended by the customer.
C4 2.0	B. F/C General	22	First Class Divider Curtain - Check condition including proper movement, for wear and presence/condition of tieback.
C4 2.0	B. F/C General	23	"Mustache" Curtains - Check condition, if applicable.
C4 2.0	B. F/C General	24	Bulkhead - Check for wear including cracks, peeling, chips, missing laminate, and overall condition.
C4 2.0	B. F/C General	25	Dado Panels - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	C. F/C Seats	26	Recline - Check if seats appear to recline as intended by the customer.
C4 2.0	C. F/C Seats	27	Tray Tables and Latches - Check for wear including scrapes, chips, cracks, and usability.
C4 2.0	C. F/C Seats	28	WiFi Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	C. F/C Seats	29	Reading Lights - Check condition, illumination, and presence of lens.
C4 2.0	C. F/C Seats	30	Upholstery - Check for wear including scrapes, holes, stray strings, and overall fit.
C4 2.0	C. F/C Seats	31	Seatback Pockets - Check for fit (closed pocket gap < 1.5") and wear including scrapes, holes, and discoloration.
C4 2.0	C. F/C Seats	32	Armrests - Check condition including stability, wear, and that no sharp edges are present.
C4 2.0	C. F/C Seats	33	Removable Seat Cushions - Check condition and wear including holes, scrapes, and/or other visible blemishes to the cushion.
C4 2.0	C. F/C Seats	34	Seat Structures - Check for wear including missing paint, chips, scrapes, and peeling.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 4

C4 2.0	C. F/C Seats	35	Seat Belts - Check for wear including stains, stray strings and that seat belt appears to work as intended by the customer
C4 2.0	C. F/C Seats	36	Passenger Air (Gasper) Vents - Check for usability and overall condition.
C4 2.0	C. F/C Seats	37	PSUs - Check for fit and wear including chips, scrapes, peeling, and discoloration.
C4 2.0	C. F/C Seats	38	Seat Number Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	D. M/C General	39	Carpet - Check condition including holes, fraying, torn edges, unraveling, alignment, and tripping hazards.
C4 2.0	D. M/C General	40	Seat Track Covers - Check for presence and wear including holes, cracks, breaks, and partial covers.
C4 2.0	D. M/C General	41	Overhead Bins (inside) - Check for wear including holes, scuff marks, scrapes, and missing paint.
C4 2.0	D. M/C General	42	Overhead Bin Placards (inside) - Check for presence, placement, legibility and for wear, including peeling, cracks and overall condition.
C4 2.0	D. M/C General	43	Sidewall Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	D. M/C General	44	Overhead Bin Exteriors - Check for the ability to latch, and for wear including chips, scrapes, and peeling.
C4 2.0	D. M/C General	45	Sidewall Panels - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	D. M/C General	46	Cabin Ceiling - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	D. M/C General	47	Overhead Lighting (Aisle) - Check for illumination and condition of clear lens cover.
C4 2.0	D. M/C General	48	Sidewall Lighting - Check for illumination and condition of clear lens cover.
C4 2.0	D. M/C General	49	Window Shades - Check for wear including cracks, scrapes, peeling, bubbles, discoloration, and fit.
C4 2.0	D. M/C General	50	Window Shades - Check if shades appear to work as intended by the customer.
C4 2.0	D. M/C General	51	Bulkhead - Check for wear including cracks, peeling, chips, missing laminate, and overall condition.
C4 2.0	D. M/C General	52	Dado Panels - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	E. M/C Seats	53	Recline - Check if seats appear to recline as intended by the customer.
C4 2.0	E. M/C Seats	54	Tray Tables and Latches - Check for wear including scrapes, chips, cracks, and usability.
C4 2.0	E. M/C Seats	55	WiFi Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	E. M/C Seats	56	Reading Lights - Check condition, illumination, and presence of lens.
C4 2.0	E. M/C Seats	57	Upholstery - Check for wear including scrapes, holes, stray strings, and overall fit.
C4 2.0	E. M/C Seats	58	Seatback Pockets - Check for fit (closed pocket gap < 1.5") and wear including scrapes, holes, and discoloration.
C4 2.0	E. M/C Seats	59	Armrests - Check condition including stability, wear, and that no sharp edges are present.
C4 2.0	E. M/C Seats	60	Removable Seat Cushions - Check condition and wear including holes, scrapes, and/or other visible blemishes to the cushion.
C4 2.0	E. M/C Seats	61	Seat Structures - Check for wear including missing paint, chips, scrapes, and peeling.
C4 2.0	E. M/C Seats	62	Seat Belts - Check for wear including stains, stray strings and that seat belt appears to work as intended by the customer
C4 2.0	E. M/C Seats	63	Passenger Air (Gasper) Vents - Check for usability and overall condition.
C4 2.0	E. M/C Seats	64	PSUs - Check for fit and wear including chips, scrapes, peeling, and discoloration.
C4 2.0	E. M/C Seats	65	Seat Number Placards - Check for presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	E. M/C Seats	66	MCE Placards - Check presence, placement, legibility, and for wear including peeling, cracks, and overall condition.
C4 2.0	F. LAV	67	Mirrors - Check for wear.
C4 2.0	F. LAV	68	Sinks/Drain Stoppers - Check condition including wear, that water dispenses and stopper works.
C4 2.0	F. LAV	69	Flush, (and Flapper if applicable) - Check that flush motor appears to work and presence and alignment of bowl flapper.
C4 2.0	F. LAV	70	Toilets, Shroud - Check for wear.
C4 2.0	F. LAV	71	Toilets, Seat/Lid - Check for wear.
C4 2.0	F. LAV	72	Soap Dispenser Mount - Check presence and condition.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 5

C4 2.0	F. LAV	73	LAV Doors - Check for interior and exterior wear including holes, scrapes, missing paint, and/or discoloration.
C4 2.0	F. LAV	74	LAV Flooring - Check for wear, including bubbles, holes, and discoloration.
C4 2.0	F. LAV	75	LAV Walls - Check for wear including chips, scrapes, peeling, and discoloration.
C4 2.0	F. LAV	76	LAV Ceiling - Check for misalignment and wear including chips, scrapes, and peeling.
C4 2.0	F. LAV	77	LAV Lighting - Check illumination and condition.
C4 2.0	F. LAV	78	PSU, Flight Attendant Call Buttons - Check usability and condition.
C4 2.0	F. LAV	79	Lav Vents and Smoke Detectors - Check for usability and overall condition.
C4 2.0	F. LAV	80	Diaper Changing Tables - Check condition if applicable.
C4 2.0	F. LAV	81	Deodorant Brackets - Check for presence, usability, and condition if applicable.
C4 2.0	F. LAV	82	Ashtrays - Check presence, usability, and condition.
C4 2.0	F. LAV	83	Placards - Check presence, legibility, and for wear including peeling, cracks and overall condition.
C4 2.0	F. LAV	84	Toilet Lid Hinges - Check that lid appears to stay up when lifted.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit B	Page 6

EXHIBIT C

TRAINING

I.Customer Service. Contractor agrees that it shall train or cause to be trained to proficiency, all customer service employees of Contractor that may be associated with providing Regional Airline Services. Contractor agrees to participate in any and all special training or other programs that American provides for its customer service employees. Contractor may elect to accomplish such training through the use of a “Train the Trainer” concept, if Consented to by American in its sole discretion. Contractor’s flight attendants providing Regional Airline Services shall be trained by Contractor, [***], on meal and beverage service procedures for Scheduled Flights, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for liquor and duty-free sales on Scheduled Flights.

II.Ground Handling. Contractor shall provide to American (or to any Person chosen by American), [***], all reasonably necessary training to enable American (or any Person chosen by American) to provide all ground handling and related services with respect to the operation of the Covered Aircraft for Scheduled Flights. Such training shall include cargo training and may, in American’s sole discretion, be accomplished through the use of a “Train the Trainer” procedure.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit C	Page 1

EXHIBIT D

AMERICAN’S SECURITY POLICIES AND PROCEDURES

The following is not intended to be an all-inclusive list of security services and obligations necessary to comply with Security Best Practices, but is intended to capture key elements of such a program. American reserves the right to modify the obligations set forth herein or add new obligations; provided that unless such modified or new obligation is required due to any law, rule or regulation of a Governmental Authority, such obligation shall be modified or added by American acting reasonably under the circumstances, and any such modified or new security requirement, specification or event reporting procedures shall become effective [***] after Notice thereof from American.

I.Definitions. As used in this Exhibit D, the terms set forth in this Section I shall have the meanings provided herein.

“Security Policies” shall mean statements of direction for securing company information pertaining to Security Best Practices and mandating compliance with applicable laws and regulations. Typically, Security Policies are high level instructions to management on how the organization is to be run with respect to Security Best Practices.

“Security Procedures” shall mean statements of the step-by-step actions taken to achieve and maintain compliance with Security Best Practices.

“Security Technical Controls” shall mean any specific hardware, software or administrative mechanisms necessary to enforce Security Best Practices in accordance with the terms of this Agreement as methods for addressing security risks to information technology systems and relevant physical locations, or implementing related policies. Security Technical Controls specify technologies, methodologies, implementation procedures, and other detailed factors or other processes to be used to implement Security Policy elements relevant to specific groups, individuals, or technologies.

II.Information Security Policy. Contractor specifically represents and warrants that it has established, and during the Term it will at all times enforce:

A.an ongoing program of Security Policies, Security Procedures, and Security Technical Controls;

B.	a Security Incident management program;
C.	a security awareness program;
D.	business continuity and recovery plans, including regular testing;
E.	rigorous change control procedures; and

F.procedures to conduct periodic independent security risk evaluations to identify critical information assets, assess threats to such assets, determine potential vulnerabilities, and provide for timely remediation.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 1

III.Physical Access. Contractor specifically represents and warrants that it has established, and during the Term it will at all times enforce:

A.physical protection mechanisms for all information assets and information technology to ensure such assets and technology are stored and protected in appropriate data centers;

B.appropriate facility entry controls are in place to limit physical access to systems that store or process data;

C.processes to ensure access to facilities is monitored and restricted on a “need to know” basis; and

D.controls to physically secure all Confidential Information and to properly destroy such information when it is no longer needed.

IV.Logical Access. Contractor specifically represents and warrants that it has established, and during the Term it will at all times enforce:

A.appropriate mechanisms for user authentication and authorization in accordance with a “need to know” policy;

B.controls to enforce rigorous access restrictions for remote users, contractors and service providers;

C.timely and accurate administration of user account and authentication management;

D.	processes to ensure assignment of unique ID to each person with computer access;

E.processes to ensure Contractor-supplied defaults for passwords and security parameters are changed and appropriately managed ongoing;

F.	mechanisms to track all access to Confidential Information by unique ID;
G.	mechanisms to encrypt or hash all passwords; and

H.processestoimmediatelyrevokeaccessesofinactiveaccountsor terminated/transferred users.

V.Security Architecture and Design. Contractor specifically represents and warrants that it has established, and during the Term it will at all times maintain:

A.	a security architecture that reasonably assures delivery of Security Best Practices;
B.	documented and enforced technology configuration standards;
C.	processes to encrypt Confidential Information in transmission and storage;
D.	processes to ensure regular testing of security systems and processes;

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 2

E.a system of effective firewall(s) and intrusion detection technologies necessary to protect Confidential Information; and

F.database and application layer design processes that ensure web site applications are designed to protect the information data that is collected, processed, and transmitted through such systems.

VI.System and Network Management. Contractor specifically represents and warrants that it has established, and during the Term it will at all times maintain:

A.	mechanisms to keep security patches current;
B.	processes to monitor, analyze, and respond to security alerts;
C.	appropriate network security design elements that provide for segregation of data;
D.	regular update anti-virus software and use the same; and
E.	processes to regularly verify the integrity of installed software.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 3

American Airlines, Inc.’s Proprietary Rights and Data Security Addendum

American Airlines, Inc. and its Affiliates (collectively, “American”) have invested extensive time, money and specialized resources into developing, collecting and establishing American’s tangible and intangible proprietary assets. This Proprietary Rights and Data Security Addendum (this “Addendum”) identifies and acknowledges American’s proprietary rights, establishes baseline commitments regarding data privacy and security and represents a set of standard terms applicable to service providers and business partners when they enter into contracts with American. This Addendum forms part of the contract with American which references this Addendum (such contract with American is referred to as the “Agreement”, and the other party or parties to that Agreement with American is referred to as “You” or “Your” solely for purposes of this Addendum). Capitalized terms used in this Addendum are defined in this Addendum. Without limiting the obligations set forth in the Agreement (including but not limited to Sections 14.06 and 14.07), this Addendum sets forth Your obligations with respect to proprietary rights and security required by American. In the event of a conflict between the terms of this Addendum and the rest of the Agreement, or in the event of any duplication in terms or definitions in this Addendum, the terms of this Addendum will override and only the definitions in this Addendum will be used in interpreting this Addendum; provided that, terms and provisions not addressed in this Addendum shall not be deemed to be in conflict with the Agreement, and all such additional terms and provisions contained in the Agreement shall be given full force and effect. You are responsible for ensuring compliance with the terms of this Addendum by Your employees, agents and contractors and all of the restrictions and obligations in this Addendum that apply to You, including all confidentiality and data privacy and security obligations, should be read as also applying to Your employees, agents and contractors. All references to contractors in this Addendum will include subcontractors, but You are still required to comply with any limitations on subcontracting that may be contained in the Agreement and this Addendum. The term “including” or “includes” means including without limiting the generality of any description to which such term relates.

I.	PROPRIETARY RIGHTS.

A.American Marks, Patents and Copyrights. All of American’s trademarks, trade names, service marks, logos, symbols, images, trade dress and American Identifiers (collectively, the “American Marks”), American’s inventions and patent rights (“American Patents”), and copyright works created by or for American and/or that may bear American’s copyright notice (the “American Copyright Works”), are part of American’s intellectual property and are owned solely and exclusively by American. “American IP” means collectively, American Marks, American Patents, American Copyright Works, American trade secrets and confidential information, and any intellectual property rights in and to any of the foregoing. American IP also includes all of the foregoing that pertain to Affiliates of American Airlines, Inc., including other airline brands owned or operated by such Affiliates or American Airlines, Inc. More information about American IP is available on https://www.AA.com. Except for any express permissions in the Agreement, You may not use or reproduce American IP. If You are granted permissions to use American Marks, then You agree to go to https://brand.aa.com/login/ to download the .jpeg of the approved American Marks and to comply with the American design guidelines and the further terms and conditions posted on https://brand.aa.com/login/. You agree not to: (i) use or register any domain name that is identical to or confusingly similar to any of the American Marks; (ii) create, acquire, license, or support any internet keyword or search term that contains any American Marks or other American IP; or (iii) collect, use or reproduce American Identifiers, or combine American Identifiers with other data, unless such collection, use or reproduction has been expressly authorized by American in an affirmative statement or writing from American.

B.American Trade Secrets, Confidential Information and Data Security. American relies on many trade secrets and types of confidential information. American Data is confidential

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Exhibit D	Page 1

information of American and in many instances this information is protected as a trade secret. The Agreement includes details regarding the parties’ confidentiality obligations. In addition to any obligations set forth in the Agreement, You must comply with all the requirements set forth in this Addendum.

C.American Data. As between You and American (i.e., without addressing rights of Third Parties), American Data is solely owned by American, including all rights, title and interest in and to American Data. Except for any Permitted Data Uses in the Agreement, You may not use, edit, modify, create derivatives, combinations or compilations of, combine, associate, synthesize, re-identify, reverse engineer, reproduce, display, distribute, disclose, sell or otherwise Process any American Data. You agree not to breach any restrictions, if any, that apply to Other American Data in the Agreement or any other agreements to which You are a party. In consideration of the business relationship being established by the Agreement, You agree not to use American Data or Other American Data in a manner that is harmful to American. You are not authorized to agree to Third Party terms and conditions that would assign, transfer, or license American Data, Other American Data or American’s proprietary rights in American Data or Other American Data to a Third Party or otherwise negatively impact American’s proprietary rights to American Data or Other American Data, unless such Third Party arrangements are identified as being Permitted Data Uses and have been approved by American.

D.No Implied Rights. No right, license, permission, or ownership or other interest of any kind in or to the American IP, American Data or Other American Data is or is intended to be given or transferred to or acquired by You except as expressly stated in writing in the Agreement.

E.Prohibited Internet Practices. You shall not, and shall not authorize or encourage any Third Party to, directly or indirectly: (i) use any automated, deceptive or fraudulent means to generate impressions, click-throughs, or any other actions in relation to advertisements or Internet promotions on American Electronic Properties or in relation to advertisements or Internet promotions of American (or its products or services) on Third Party websites; or (ii) collect or Process data from an American Electronic Property other than as has been expressly authorized by American in the Agreement or another written agreement with American. American does not generally authorize so called “screen-scraping” of American Electronic Properties and any automated extraction of data from American Electronic Properties or tracking of activity on American Electronic Properties may only be conducted with the prior Consent of American.

II.	DATA PRIVACY AND SECURITY.

A.General. The types of American Data, the categories of Data Subjects to whom that American Data relate, and the Processing operations carried out by You pursuant to the Agreement are as set out in Schedule 1 to this Addendum. The duration of the Processing shall be for the Term of or as permitted by the Agreement. The subject-matter and the objective of the Processing shall be the Processing of American Data as necessary for You to perform the services to American pursuant to the Agreement.

B.Security Requirements. You shall apply reasonable organizational, physical, technical and administrative safeguards for American Data that is in Your possession or under Your control in order to protect the same from unauthorized Processing that would violate the Agreement, this Addendum or any Data Law. You represent, warrant and covenant that the Security Policies, Security Procedures and Security Technical Controls as they pertain to the services being rendered to American by You or Your subcontractors and any Processing of American Data by You or Your subcontractors shall at all times be (i) in material compliance with

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Exhibit D	Page 2

all Data Laws, and (ii) consistent in all material respects with the guidelines, principles or frameworks embodied in (A) ISO 27001 and ISO 27002, (B) if applicable, the most current Payment Card Industry Data Security Standard (the “PCI DSS”) and (C) industry standard practices (such Data Laws, guidelines, principles and frameworks, collectively, the “Security Requirements”). Notwithstanding the foregoing, You understand and agree that such reasonable organizational, physical, technical and administrative safeguards may include, as appropriate, the requirements set forth in Article 32(1) of the General Data Protection Regulation. In addition, You shall require any of Your employees, agents or contractors with access to American Data to adhere to the Security Requirements, and to maintain the confidentiality of any American Data in accordance with the terms of the Agreement. You certify that such employees, agents and contractors have not experienced any circumstances or events that are inconsistent with the Security Requirements during the last [***]. You agree that the controls used to safeguard American Data in Your possession or control will take into account the sensitivity of such information and the risks presented by a Security Incident.

C.American Instructions. You agree that You, and any of Your employees, agents and contractors acting under Your authority who have access to American Data, will Process American Data only: (i) on behalf of American and in accordance with Data Laws and as specifically documented and instructed by American (including with regard to the transfers of American Data to a third country or an international organization); or (ii) as otherwise required by Data Law to which You are subject, in which case You shall promptly provide American with Notice of that legal requirement before Processing American Data, unless that law prohibits such notification on important grounds of public interest.

D.Notice of Legal Obligations. You shall promptly provide Notice to American if, in Your opinion, an instruction to Process American Data infringes upon any requirement under any Data Law.

E.Assistance with Compliance Obligations. You shall promptly provide American with Notice of Your receipt of any communication, inquiry, request, or complaint from any Third Party, including a public authority or a Data Subject, relating to the Processing by You of any American Data. You shall reasonably cooperate with American to resolve any such communication, inquiry, request or complaint. In addition, You shall assist and cooperate with American in fulfilling its obligations under Data Law with regard to the Processing of American Data by You on American’s behalf, as applicable, including:

i.Assisting American to comply with any request from any Data Subject to access, correct, delete, restrict Processing of, block or receive American Personal Data relating to him or her by providing American with the ability to take these actions directly or by doing so on American’s behalf;

ii.Agreeing to cooperate, upon request, with the inquiry of any applicable regulatory or supervisory authority relating to Your Processing of American Data; and

iii.Assisting American, upon request, with carrying out data protection impact assessments and engaging in prior consultations with regulatory or supervisory authorities relating to the Processing of American Data pursuant to the Agreement and where required by any Data Law.

F.Data Segregation and Access. You shall physically or logically segregate stored American Data from other data and shall ensure that access to American Data is restricted to only

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Exhibit D	Page 3

authorized personnel through security measures. You shall establish and maintain appropriate internal policies, procedures and systems that are reasonably designed to prevent the inappropriate use or disclosure of American Data.

G.PCI Compliance. If You Process payment card data, cardholder data, or sensitive authentication data on behalf of American or if You otherwise can impact the security of said data belonging to American, (i) You are responsible for the security of said data; (ii) You represent and warrant that You have performed an assessment to confirm that the material aspects of Your Security Policies, Security Procedures and Security Technical Controls (as they pertain to the services being rendered to American by You or Your subcontractors and any Processing of American Data by You or Your subcontractors) comply with the PCI DSS, and You shall repeat this assessment each year during the Term of the Agreement; and (iii) You shall provide certification of compliance with this Section upon request from American.

H.Record of Processing Activities. You shall maintain a written or electronic record of all categories of Processing activities of American Personal Data carried out by You on behalf of American (“Record”). Such Record shall contain, at a minimum, the information defined in Article 30(2) of the General Data Protection Regulation. You shall provide a copy of the Record to the relevant regulatory or supervisory authority or to American, upon request.

I.Transfer of American Personal Data. You shall not transfer American Personal Data from any jurisdiction to any other jurisdiction (the EEA and the United States each constituting a single jurisdiction for this purpose) without the prior Consent of American and, if applicable, without putting in place an appropriate data transfer agreement or other mechanism appropriate to comply with any Data Law. Without limitation to the foregoing, before You receive (in a jurisdiction that has not, at the time of the applicable transfer, been deemed to have adequate protections under the General Data Protection Regulation) any American Personal Data directly from an American branch office or Affiliate established in the EEA or Switzerland (each, an “Exporter”) pursuant to the Agreement, You shall promptly execute the Model Clauses with the applicable Exporter in relation to any transfers of such American Personal Data. For the avoidance of doubt, You shall comply with both the terms of this Addendum and the terms of the Model Clauses when Processing such American Personal Data on behalf of the applicable Exporter(s); provided, however, in the event of a conflict between this Addendum and the Model Clauses, the terms of the Model Clauses shall control and govern. In the event that the then-current Model Clauses are invalidated as a valid data transfer agreement or other mechanism under any Data Law, You shall promptly work in good faith with American to put in place a replacement data transfer agreement or other mechanism appropriate to comply with any Data Law (e.g., You become certified under the applicable Privacy Shield Framework(s) or execute successor Model Clauses) as determined by American in its sole discretion.

J.Disclosure of American Data to Third Parties. You shall not disclose American Data to Third Parties (including subcontractors) except where such disclosure:

i.is required by Data Law, in which case You will, whenever possible, provide American with Notice and a reasonable opportunity to respond prior to complying with any such request for disclosure and shall comply with all reasonable directions of American with respect to such disclosure; or

ii.is to a subcontractor necessary for You to perform the services to American pursuant to the Agreement, You have received the prior written approval of American and You have entered into a written, valid and enforceable agreement with the

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 4

subcontractor that includes terms that are substantially similar to the obligations applicable to the Processing of American Data contained in this Addendum. You shall remain responsible for any breach of the obligations set forth in this Addendum and any violation of any Data Law, if applicable, by such subcontractor to the same extent as if You had caused such breach or violation.

K.Security Reviews and Audits. You shall maintain a complete audit trail of all Processing activities associated with American Data. You shall, upon request, promptly provide American with all necessary materials, documents, assessments and other information, including reports of any audits performed on Your Security Policies, Security Procedures or Security Technical Controls and any compliance certifications of Your agents and contractors, to enable American to confirm that You have complied with Your obligations under Data Law and this Addendum. You shall respond within a reasonable time period to any inquiries from American relating to Your and Your agents’ and contractors’ Processing activities related to American Data, including Security Policies, Security Procedures and Security Technical Controls. You shall, at any time and from time to time during the Term of the Agreement, provide American or American’s representatives access to Your and Your agents’ and contractors’ systems, records, processes and practices that involve Processing of American Data so that an audit may be conducted. American shall not exercise such audit right more frequently than [***] per [***] period and American shall bear the full cost and expense of any such audit, unless such audit discloses a Security Incident or a breach of this Addendum or the Agreement, in which case You shall bear the full cost and expense of such audit and a further audit may be conducted by American or American’s representatives within the following [***] period.

L.	Security Incidents. You shall promptly, and in any case no later than [***]

after discovering or suspecting a Security Incident, provide American with Notice of such Security Incident which includes information about the Security Incident, including, where possible, the categories and approximate number of Data Subjects concerned and the categories and approximate number of American Data records concerned, the impact and likely consequences on American and the affected Data Subjects of the Security Incident, and the corrective action taken or to be taken by You. If You are unable to provide Notice to American within [***], You shall provide American with reasons for the delay. Following any Security Incident, You shall consult in good faith with American regarding Remediation Efforts that may be necessary and reasonable. You shall (i) at American’s direction, undertake Remediation Efforts at Your sole expense and reimburse American for American’s reasonable costs and expenses in connection with any Remediation Efforts it elects to undertake, (ii) ensure that such Remediation Efforts provide for, without limitation, prevention of the recurrence of the same type of Security Incident, and (iii) reasonably cooperate with any Remediation Efforts undertaken by American. Notwithstanding the foregoing, You will not be liable for the actions of American or an American third-party contractor.

M.Notice to American Customers and Employees. Any notifications to American customers or employees regarding Security Incidents will be handled exclusively by American, unless otherwise directed by American, and You may not under any circumstances contact American customers or employees relating to such Security Incident unless You are under a legal obligation to do so, in which event (i) You must provide American with Notice promptly after concluding that You have the legal obligation to notify such American customers or employees, and explain in such Notice the basis for the legal obligation; and (ii) You shall limit the notices to such American customers and employees to those required by the legal obligation or as approved by American. You shall reasonably cooperate in connection with notices to American customers and employees regarding a Security Incident and You shall assist with sending such notices if so requested  by American.  To the  extent that  any notices  to  American customers  or  employees

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Exhibit D	Page 5

references You, no such reference will be included unless it is either required by law or pre- approved by You.

III.	ADDITIONAL TERMS.

A.Equitable Relief. You agree that American will have no adequate remedy at law if there is a breach or threatened breach of any of the restrictions or limitations on Your access, use or other Processing of American IP, American Data or Other American Data or breach or threatened breach of Your security obligations and, accordingly, that American (in addition to any legal or other remedies available to American) may seek injunctive or other equitable relief to prevent or remedy such breach without requirement of a bond or notice and You agree not to object or defend against such action on the basis that monetary damages would provide an adequate remedy.

B.	Intentionally Omitted.

C.Liability for Security Incidents and/or Data Misuse. You shall indemnify and hold harmless American and its officers and employees from and against any and all allegations, claims, demands, costs, expenses (including attorneys’ fees and disbursements), losses, liabilities, penalties, fines, settlements or damages (collectively, “Data Claims”) arising out of or relating to:

(i) any Security Incident and/or (ii) Your or Your employees’, agents’ or contractors’ breach of any of the terms, conditions or obligations relating to data security, privacy, or American Data set forth in the Agreement or this Addendum. However, if You can demonstrate through clear and convincing evidence that American was the sole cause of a Security Incident and You were fully compliant with Your obligations, then this Section will not apply to such Security Incident. For the purposes of this Section, Data Claims will include the cost of Remediation Efforts. Your obligations in this Section are in addition to any indemnification or similar obligations You may have under the Agreement. The rights and remedies of American under this Addendum will not be subject to any limitation or exclusion of actions or remedies or any other similar limiting provisions stated in the Agreement. Without limiting the foregoing: (1) there will be no limitations or exclusions on Your liability arising under this Addendum, the Agreement or otherwise relating to Data Claims pertaining to privacy, security, or confidentiality or relating to unauthorized use of American Data, and (2) You shall be liable for all obligations under this Section and for reimbursement of costs and expenses for Remediation Efforts regardless of whether such amounts are characterized by any Person, court or other Third Party as direct, indirect, consequential, special, or punitive damages.

D.	Intentionally Omitted.
E.	Changes in Law. In the event that any change in Data Law which affects

(i) American’s ability to lawfully use any of Your services for their intended purposes, or (ii) Your ability to lawfully perform any of Your services for their intended purposes, then in each case, You agree to negotiate in good faith with American any additions or changes to this Addendum that may be necessary or appropriate to enable American’s continued lawful use of and benefit from such services.

IV.	DEFINITIONS.

A.Definitions. The following terms will have the meanings described below in this Addendum.

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Exhibit D	Page 6

“American Electronic Property” means (i) the web site located at the URL www.aa.com and any other web site controlled by American, (ii) any American mobile device apps, (iii) any other sites, apps, kiosks or other properties for consumer interaction that are owned or controlled by American, including emails with linked content and mini-sites, and (iv) versions and successors of the foregoing, in any form or format now known or later developed, that may be used by American customers.

“American Identifiers” means all data or information, including indicators, that identifies and relates solely to American or a product or service of American (e.g., AAdvantage or Admirals Club membership number or a designation of a passenger as an “EXP” or “Executive Platinum” member of the AAdvantage program) and any derivatives of such data (e.g., converting an AAdvantage number or EXP status to a code or number that identifies an individual as an AAdvantage member or Executive Platinum level member). If American Identifiers are provided, obtained, developed, produced or Processed by You or Your systems in connection with the relationship or arrangements established by the Agreement then those American Identifiers are a subcategory of American Data, and if not, then they are a subcategory of Other American Data.

“American Personal Data” means any and all Personal Data that You Process on behalf of American in connection with the relationship or arrangements established by the Agreement.

“Control” (including, with correlative meanings, the terms “Controlled by” and “under common Control with”), means the possession, directly or indirectly, of the power to direct or exercise a controlling influence over the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

“Data Law” means, as in effect from time to time, any law, rule, regulation, declaration, decree, directive, statute or other enactment, order, mandate or resolution, which is applicable to either You or American, issued or enacted by any domestic or foreign, supra-national, national, state, county, municipal, local, territorial or other government or bureau, court, commission, board, authority, or agency, anywhere in the world, relating to data security, data protection and/or privacy, including the General Data Protection Regulation.

“Data Subject” means an identified or identifiable natural person. An identifiable natural person is one who can be identified, directly or indirectly, in particular by reference to an identifier such as a name, an identification number, location data, an online identifier or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person.

“EEA” means the European Economic Area.

“General Data Protection Regulation” means Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and any implementing, derivative or related legislation, rule, regulation, and regulatory guidance, as amended, extended, repealed and replaced, or re-enacted from time to time.

“Model Clauses” means the standard contractual clauses for the transfer of Personal Data from the EEA to processors established in third countries which do not ensure an adequate level of data protection, as set out in the Annex to Commission Decision 2010/87/EU, or successors thereto.

“Other American Data” means any data or other information from any source that is not provided, obtained, developed, produced or Processed by You or Your systems in connection with the relationship or arrangements established by the Agreement (and thus does not fall within the definition of American Data)

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 7

but that does identify or can be used to identify American, American’s products and services, or a Person (or a computer or device of such Person) in their capacity as an American customer. For example, an Internet tracking device, such as a cookie, that is dropped onto a passenger’s computer after visiting aa.com would be Other American Data if Processing of such cookies is not the subject of the Agreement.

“Permitted Data Uses” means the express permissions to use American Data specified in the Agreement.

“Personal Data” means any information relating to a Data Subject.

“Process” or “Processing” means any operation or set of operations that is performed upon American Data or Other American Data, whether or not by automatic means, including, but not limited to, obtaining, developing, producing, collecting, recording, organizing, structuring, accessing, using, adapting, altering, modifying, retrieving, consulting, copying, reproducing, analyzing, disclosing, disseminating, making available, aligning, combining, blocking, restricting, transmitting, transferring, selling, renting, storing, retaining, destroying, deleting, or erasing such data. For the avoidance of doubt, “Process” or “Processing” includes the compilation or correlation of American Data with information from other sources and the application of algorithmic analysis to create new or derivative data sets from American Data.

“Remediation Efforts” means, with respect to any Security Incident, activities designed to remedy a Security Incident which may be required by a Data Law or by Your policy or procedures, or which may otherwise be necessary, reasonable or appropriate under the circumstances, commensurate with the nature of such Security Incident. Remediation Efforts may include: (i) development and delivery of legal notices to affected individuals or other Third Parties; (ii) establishment and operation of toll-free telephone numbers (or, where toll-free telephone numbers are not available, dedicated telephone numbers) for affected individuals to receive specific information and assistance; (iii) procurement of credit monitoring, credit or identity repair services and identity theft insurance from Third Parties that provide such services for affected individuals; (iv) provision of identity theft insurance for affected individuals; (v) cooperation with and response to regulatory, government and/or law enforcement inquiries and other similar actions;

(vi) undertaking of investigations (internal or in cooperation with a governmental body) of such Security Incident,   including   forensics;   (vii) public   relations   and   other   crisis   management   services;   and

(viii) cooperation with and response to litigation with respect to such Security Incident (including, but not limited to, class action suits or similar proceedings); and in each case of examples (i) through (viii), payment of legal costs, disbursements, fines, settlements and damages.

“Security Incident” means with respect to any American Data that is Processed by You or Your employees, agents or contractors: (i) the loss or misuse (by any means) of such American Data; (ii) the accidental, inadvertent, unauthorized, and/or unlawful destruction, alteration, disclosure of, access to, corruption, sale, or rental or other Processing of such American Data; (iii) any suspected, attempted or confirmed act or omission that would result in any of the events described in clause (i) or (ii); or (iv) a material failure to comply with the Security Best Practices.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit D	Page 8

Schedule 1 to Exhibit D

DESCRIPTION OF DATA PROCESSING

1.	Categories of American Data

The American Data concern the following categories:

[***]

2.	Categories of Data Subjects

The American Data concern the following categories of individuals:

[***]

3.	Processing activities

The American Data will be subject to the following Processing activities:

[***]

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Exhibit D	Page 9

EXHIBIT E

STANDARDS OF FACILITIES USE

I.Standards. In connection with Contractor’s license to use of the American Facilities, Contractor shall:

(i)comply with the provisions of any agreement or understanding governing American’s or an American Affiliate’s ownership, lease, sublease, use, license of the American Facilities to the extent any American Facilities are then being used by Contractor (the “American Facilities Agreements”; provided that American shall provide Contractor with prior Notice of any such agreement or understanding, or summaries of the relevant terms thereof, which Notice shall be delivered no later than [***] prior to Contractor’s required compliance therewith, unless American is given less than [***] notice from any Third Party of such agreement or understanding, in which case American shall provide Contractor with such Notice reasonably promptly thereafter and; provided further that such American Facilities Agreements shall not impose material duties and obligations upon Contractor that are substantially greater than those imposed on American by agreements or understandings that American has entered into with Third Parties related to the ownership, lease, sublease, use, and/or license of the American Facilities), but excluding, in all events, any obligation to make payments thereunder;

(ii)not cause there to be any breaches or violations of any of the provisions of the American Facilities Agreements due to action or inaction by Contractor or any Contractor Agents;

(iii)promptly remedy any breach or violation of any provision of the American Facilities Agreements upon Notice from American to the extent caused by or resulting from any actions taken by Contractor or any Contractor Agents;

(iv)promptly observe, obey and execute the provisions of any and all present and future rules, regulations, procedures, orders, and directives issued by American attributable to any American Facilities then used by Contractor; provided that American shall provide Contractor with prior Notice of any such rules, regulations, procedures, orders, and directives, which Notice shall be delivered no later than [***] prior to Contractor’s required compliance therewith;

(v)promptly observe, obey and execute the provisions of any and all present and future laws, rules, regulations, requirements, orders and directives promulgated by any applicable Governmental Authority or airport authority to the extent then applicable to Contractor’s use or occupancy of such American Facilities; provided that American shall provide Contractor with Notice of requirements of an airport authority to the extent such Notice is delivered by such authority to American, which Notice shall be delivered no later than [***] prior to Contractor’s required compliance therewith, and; provided further that any reasonable and documented out-of-pocket costs actually incurred by Contractor in connection therewith shall be a Pass Through Cost payable in accordance with Schedule 3;

(vi)procure from all applicable airport authorities and Governmental Authorities all licenses, certificates, permits or other authorizations that may be necessary or required for the conduct of Contractor’s operations at any such American Facilities;

(vii)cooperate with American to obtain any applicable consents or approvals required with respect to Contractor’s use of any such American Facilities;

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Exhibit E	Page 1

(viii)conduct its operations at such American Facilities in accordance with the rules, regulations, and requirements of the applicable airport authority;

(ix)with respect to American Facilities then used by Contractor or any Contractor Agent, control the conduct, demeanor and appearance of Contractor Agents so as to maintain high professional standards and to avoid disruption to or interference with the operations of American, or others, and upon objection from American or the applicable airport authority concerning the conduct, demeanor, or appearance of such Person, immediately take all steps necessary to resolve such objections;

(x)keep the American Facilities then used by Contractor free from dirt, trash, debris and otherwise in a clean, neat and orderly condition at all times and not cause any damage to the American Facilities, normal wear and tear excepted; provided that the foregoing shall not relieve American from providing routine janitorial services with respect to the foregoing;

(xi)	Intentionally Omitted;

(xii)with respect to American Facilities then used by Contractor or Contractor Agents, conduct their operations in such manner that at no time will it do or knowingly permit to be done any act or thing upon such American Facilities that will invalidate or conflict with any fire and casualty insurance policies covering such American Facilities, or any part thereof, or which may create a hazardous condition so as to increase the risk normally attendant upon Contractor’s operations contemplated hereunder, and promptly observe and comply with any and all present and future rules and regulations, requirements, orders and directions of the Fire Underwriters Association or of any other board or organization which may exercise similar functions; and

(xiii)with respect to American Facilities then used by Contractor or Contractor Agents, as directed by American, use commercially reasonable efforts to provide any Person with access at any reasonable time, subject to applicable security requirements or restrictions.

It is intended that the standards and obligations imposed by this Section I shall be maintained or complied with Contractor in addition to its required compliance with any applicable laws, ordinances and regulations promulgated by any applicable airport authority or Governmental Authority that is currently in effect or which may be enacted.

II.	Utilities, Maintenance, and Repairs.

A.[***]

B.[***]

C.Notwithstanding the above, Contractor shall, [***], and in a manner acceptable to American, repair any damage to the American Facilities caused by any act or omission of Contractor, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors, or invitees, normal wear and tear excepted.

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Exhibit E	Page 2

III.	Modifications and Preparations.

A.Contractor shall not make any modifications or alterations to the American Facilities without the express Consent of American.

B.[***]

C.[***]

D.Upon cessation of Contractor’s right to use the American Facilities for whatever reason, Contractor shall remove all of Contractor’s equipment or other personal property, remove any modifications or other alterations to such American Facilities unless otherwise instructed by American in writing, and surrender such American Facilities to American in a clean, neat, and orderly condition, without any damage, normal wear and tear excepted.

IV.	Furniture.
A.	[***]
V.	Sublease.
A.	To the extent anything in this Exhibit E conflicts with any Sublease, [***], such Sublease shall control.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit E	Page 3

[***]

[***]

[***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit F	Page 1